UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2009

Structured International Equity Funds
Structured International Equity Flex Fund
Structured Emerging Markets Equity Fund
Structured International Equity Fund
Structured International Small Cap Fund

Goldman Sachs Structured International
Equity Funds

■	STRUCTURED INTERNATIONAL EQUITY FLEX FUND

■	STRUCTURED EMERGING MARKETS EQUITY FUND

■	STRUCTURED INTERNATIONAL EQUITY FUND

■	STRUCTURED INTERNATIONAL SMALL CAP FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Portfolio Review and Results	4
Schedules of Investments	25
Financial Statements	62
Notes to Financial Statements	66
Financial Highlights	84
Other Information	92

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Structured International Equity Flex Fund invests in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. Foreign and emerging market securities may be more volatile than U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund engages in derivative transactions, including short sales of securities. Derivative instruments involve sophisticated investment techniques and involve risks different from, and possibly greater than, the risks associated with investing directly in securities. Derivative instruments often involve leverage of the Fund’s assets, which magnifies the effect of changes in market values. A short sale transaction involves the sale of a borrowed security to a third party, with the understanding that the security must later be returned to the lender. Short sales involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss. Other risks associated with the Fund’s investments in derivative instruments include risks of default by a counterparty and the risks that transactions may not be liquid.

The Goldman Sachs Structured Emerging Markets Equity Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Emerging markets securities are volatile, less liquid and are subject to substantial currency fluctuations and sudden economic and political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs Structured International Equity Fund invests primarily in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs Structured International Small Cap Fund invests primarily in a broadly diversified portfolio of equity investments in small cap non-U.S. issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of small cap companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Foreign and emerging market securities may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Goldman Sachs’ Structured International Equity
Investment Process

■ Comprehensive – We forecast returns on approximately 10,000 stocks globally, 20 countries and 10 currencies on a daily basis.

■ Rigorous – We evaluate stocks, countries and currencies based on fundamental investment criteria that have outperformed historically.

■ Objective – Our stock and equity market selection process is free from emotion that may lead to biased investment decisions.

■ Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■ We use unique, proprietary risk models that are designed to be more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified international portfolio that seeks to:

■ Blend top-down market views with bottom-up stock selection.

■ Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■ Achieve excess returns by taking intentional country bets and many small diversified stock positions.

Enhancements Made to Proprietary Quantitative Model
During the Six-Month Period Ended April 30, 2009

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the reporting period. During the fourth quarter of 2008, we expanded the signals within our Momentum theme to exploit cross-company linkages. Using new data sources, we identified additional lead-lag effects among groups of stocks through which stock returns for one group of companies can help our model predict the stock returns of economically-related companies.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

We made this enhancement because we found that investors take time to incorporate into their decision-making company-specific information and information about related companies. Our research has shown that a company’s stock returns tend to lag information about other companies. As part of our stock selection process, we identify these lead-lag relationships between companies in the same industry and between companies across linked industries. Furthermore, because our new cross-company component captures investor under-reaction to different news (that is, cross-company versus company-specific), it has a low correlation to the prior components of our Momentum theme. We have found these new signals effective in multiple regions and over different historical time periods.

In addition, we extended existing data sources to multiple regions, creating new signals for other themes. For example, we enhanced our Management theme in Europe and extended a sector-specific signal from the United States to the United Kingdom. We believe that sector-specific research is a priority because: 1) new and unique data sources are increasingly available; 2) in our opinion, these types of signals are less “crowded” with our competitors; and 3) these metrics are more specific to, and relevant for, particular industries.

Changes Made to the Team’s Management

Mark Carhart and Ray Iwanowski, formerly co-heads of Quantitative Investment Strategies (QIS), have retired, each to pursue separate personal and professional objectives. Giorgio De Santis, co-head of QIS Research, also decided to retire.

Katinka Domotorffy, Head of Strategy for QIS, has assumed the role of Chief Investment Officer (CIO) and Head of QIS. Since joining Goldman Sachs in 1998, she has been a senior portfolio manager, researcher and strategist with the QIS team. Bob Jones will remain as co-CIO of the QIS equity team. Kent Daniel, senior portfolio manager and co-head of QIS Research, has joined Katinka and Bob as co-CIO of the equity business.

Bill Fallon, senior portfolio manager, has joined Katinka as co-CIO of our macro/fixed income strategies and will also serve as co-head of Research. Bob Litterman will remain as the Chairman of QIS. The QIS team includes more than 115 professionals across all areas of the company, with 30 more in the information technology division.

PORTFOLIO REVIEW

Goldman Sachs Structured International
Equity Funds

Market Review

The global financial markets experienced unprecedented levels of distress during the six-month period ended April 30, 2009. Credit spreads1 widened dramatically and volatility increased, driving many investors to the sidelines. By the end of 2008, global equity markets had declined more than 40% on average for the year, and the markets continued to struggle in early 2009 as persistently weak conditions delayed an economic recovery. Around the world, unemployment rates continued to rise, with U.S. unemployment reaching 8.9% in April, its highest level in more than 25 years. Meanwhile, major retailers and automakers warned of additional sales and profit declines. Shares of large banks fell sharply through the beginning of March on speculation world governments would nationalize some of the most troubled financial institutions.

The Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index”) declined 2.64% for six-month period ended April 30, 2009. Ten of the 21 countries in the MSCI EAFE Index were down for the period, with Ireland (−23.05%)2 and Switzerland (−9.57%) posting the largest losses. The United Kingdom (−8.35%), being a greater component of the MSCI EAFE Index than these other European markets, was the chief detractor.

In terms of sectors, six of the MSCI EAFE Index’s ten sectors turned in negative results, with health care (−12.61%) and utilities (−10.01%) losing the most ground. Financials (−7.07%), being a bigger component of the MSCI EAFE Index, was the largest detractor.

Emerging Markets Equity

The Morgan Stanley Capital International Emerging Markets Index (the “MSCI Emerging Markets Index”) gained 17.38% during the six-month period ended April 30, 2009. Seventeen of the 23 countries in the MSCI Emerging Markets Index were up for the period, with Indonesia (+46.71%) and Peru (+43.88%) posting the largest gains. China (+31.81%) was the most significant contributor on the basis of impact, which takes both weightings and total returns into account.

All ten sectors in the MSCI Emerging Markets Index were positive for the period, with industrials (+25.27%) and materials (+25.06%) gaining the most. Financials (+19.76%) was the largest contributor on the basis of impact.

[1]	Credit spread is the difference between the yield on the debt securities of a particular corporate or sovereign bond (or a class of bonds with a specified credit rating) and the yield of similar maturity Treasury debt securities.

[2]	All regional and country market returns as well as sector returns are expressed in U.S. dollar terms (unless otherwise specified) and are based on country-specific and sector-specific stock market indices that compose the applicable MSCI Index.

PORTFOLIO REVIEW

International Small Cap

The Morgan Stanley Capital International Small Cap EAFE Index (“MSCI Small Cap EAFE Index”) gained 6.52% during the six-month period ended April 30, 2009. Seventeen of the 21 countries in the MSCI Small Cap EAFE Index were up, with Hong Kong (+33.45%) and Austria (+32.97%) posting the greatest gains. The United Kingdom (+10.92%) was the largest contributor on the basis of impact.

Seven of the ten sectors in the MSCI Small Cap EAFE Index posted positive results for the period, with energy (+14.51%), telecommunication services (+12.59%) and consumer discretionary (+12.14%) increasing the most. The consumer discretionary sector was the primary contributor on the basis of impact.

Looking Ahead

In the coming months, we strongly believe investors will use fundamentally-based criteria to build their portfolios. That is, investors will choose to overweight those stocks with less expensive valuations, higher quality earnings, and higher profitability. Stocks with good momentum are likely, in our view, to outperform those with poor momentum. Our focus will remain on companies with strong fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

PORTFOLIO RESULTS

Structured International Equity Flex Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended April 30, 2009.

Q	How did the Goldman Sachs International Equity Flex Fund (the “Fund”) perform during the semi-annual period ended April 30, 2009?

A	During the six-month reporting period ended April 30, 2009, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of −5.58%, −5.81%, −5.25%, −5.44% and −5.61%, respectively. These returns compare to the −2.64% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index, during the same period.

Q	What key factors were most responsible for the Fund’s performance during the six-month reporting period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund underperformed during the six months, with our Momentum theme hurting results the most. The Momentum theme predicts drift in stock prices caused by under-reaction to company-specific information. Another detractor was our Sentiment theme, which looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

Valuation, Quality and Management also hurt relative returns, though to a lesser extent. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management.

Profitability, which we use to assess whether a company is earning more than its cost of capital, was the best-performing theme during the reporting period.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to its benchmark, the MSCI EAFE Index, in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Which stock positions contributed most to the Fund’s relative returns during the first half of the fiscal year?

A	We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Fund positions in the information technology, consumer discretionary and consumer staples sectors were particularly advantageous during the reporting period. An underweight in German carmaker Volkswagen AG — assumed because of our negative views on Valuation and Momentum — also added to relative results. Further, negative views on Valuation and Quality led us to underweight multinational mining company Rio Tinto Ltd. The Fund was effectively overweight leisure travel company Thomas Cook Group PLC because of our positive views on Valuation and Quality.

Q	Which Fund positions detracted most from results during the reporting period?

A	Security selection within the industrials, telecommunication services and health care sectors detracted from the Fund’s relative performance. In addition, the Fund’s

PORTFOLIO RESULTS

underweight positions in three strongly-performing stocks particularly hurt during the reporting period. Our negative views on Momentum and Management led us to underweight Deutsche Postbank AG, a German bank, and Mitchells & Butlers PLC, a U.K.-based operator of pubs, bars and restaurants. The Fund was also underweight Natixis, a French brokerage and investment banking advisory firm, because of our negative views on Momentum and Profitability.

Q	Were there any notable changes in the Fund’s country weightings during the reporting period?

A	During the reporting period, the Fund was country neutral, that is, we maintained country weightings similar to the MSCI EAFE Index. Thus, the Fund’s positions within countries had no perceivable impact on relative performance. By the end of the period, we had increased the Fund’s weightings in Germany, Austria and Portugal and decreased its weightings in Japan, Switzerland and Spain.

Q	What were the Fund’s sector and country weightings at the end of the reporting period?

A	Throughout the reporting period, the Fund was overweight energy, materials, consumer staples, consumer discretionary and financials relative to the MSCI EAFE Index. It was underweight information technology, utilities, health care and telecommunication services. The Fund was relatively neutral to the benchmark index in the industrials sector at the end of the reporting period.

In terms of countries, the Fund was slightly overweight Germany, Sweden, France, Portugal and Austria relative to the MSCI EAFE Index at the end of the reporting period. It was underweight Denmark, Greece, Switzerland, the Netherlands, Spain, Italy and Japan. The Fund was relatively neutral to the MSCI EAFE Index in Australia, Norway, Ireland, Hong Kong, Singapore, Belgium, the U.K., New Zealand and Finland.

Goldman Sachs Quantitative Investment Strategies Team

New York, May 5, 2009

FUND BASICS

Structured International Equity Flex Fund
as of April 30, 2009

PERFORMANCE REVIEW

	Fund Cumulative Total Return
November 1, 2008-April 30, 2009	(based on NAV)[1]	MSCI EAFE (Net) Index[2]

Class A	-5.58%	-2.64%
Class C	-5.81	-2.64
Institutional	-5.25	-2.64
Class IR	-5.44	-2.64
Class R	-5.61	-2.64

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) (Net) Index (unhedged and net of dividend withholding taxes) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/09	One Year	Since Inception	Inception Date

Class A	-49.87%	-19.93%	7/31/06
Class C	-48.42	-19.09	7/31/06
Institutional	-47.28	-18.20	7/31/06
Class IR	-47.40	-43.20	11/30/07
Class R	-47.63	-43.42	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
Total returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	1.83%
Class C	2.35	2.58
Institutional	1.20	1.43
Class IR	1.35	1.58
Class R	1.85	2.08

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS AS OF 4/30/095

Percentage of Investment Portfolio

[5]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total value of investments (excluding securities lending collateral, if any). Securities lending collateral represented 5.0% of the Fund’s net assets at April 30, 2009.

FUND BASICS

TOP 10 OVERWEIGHTS AS OF 4/30/096

Portfolio Weighting
Company	Relative to Benchmark	Line of Business

Total SA	+2.24%	Energy
Sanofi-Aventis	+2.15	Health Care
Banco Bilbao Vizcaya Argentaria	+1.89	Financial
BASF SE	+1.88	Materials
Vivendi SA	+1.82	Consumer Discretionary
Koninklijke	+1.71	Materials
Parmalat	+1.31	Consumer Staples
Honda Motor Co Ltd	+1.30	Consumer Discretionary
Telefonaktiebolaget LM Ericsson	+1.27	Telecommunications Services
Nippon Telegraph & Telephone Corp	+1.21	Telecommunications Services

[6]	If a stock holding comprises a larger proportion of the Fund’s portfolio when compared to its proportionate position in the benchmark, it is considered an overweight. Conversely, when a stock holding comprises a smaller proportion of the Fund’s portfolio compared to its proportionate position in the benchmark, the stock is considered an underweight. The top 10 overweights may not be representative of the Fund’s future investments.

TOP 10 UNDERWEIGHTS AS OF 4/30/097

	Portfolio Weighting
Company	Relative to Benchmark	Line of Business

Colruyt SA	-1.73%	FOODRET
Roche Holding AG	-1.19	Health Care
Natexis	-1.17	Financials
Toyota Motor Corp	-1.14	Consumer Discretionary
Deutsche Postbank AG	-1.11	Financials
Novartis AG	-1.09	Health Care
Telefonica SA	-1.08	Telecommunications Services
Intercontinental Hotels Group PLC	-1.03	Health Care
ITV PLC	-1.03	Telecommunications Services
Royal Dutch Shell PLC	-0.93	Energy

[7]	If a stock holding comprises a larger proportion of the Fund’s portfolio when compared to its proportionate position in the benchmark, it is considered an overweight. Conversely, when a stock holding comprises a smaller proportion of the Fund’s portfolio compared to its proportionate position in the benchmark, the stock is considered an underweight. The top 10 underweights may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

Structured Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended April 30, 2009.

Q	How did the Goldman Sachs Structured Emerging Markets Equity Fund (the “Fund”) perform during the semi-annual period ended April 30, 2009?

A	During the six-month period ended April 30, 2009, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 16.50%, 16.59% and 16.77%, respectively. These returns compare to the 17.38% cumulative total return of the Fund’s benchmark, the MSCI Emerging Markets Index (net of dividend withholding taxes), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the six-month reporting period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. Both strategies tend to perform differently from each other over time, which enables us to greater diversify the portfolio.

During the six-month period, our stock selection strategy, which uses proprietary models based on five investment themes, detracted most from relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. On the upside, the Fund benefited from our country/currency selection strategy.

Q	Which investment themes hurt and which helped within the Team’s stock selection strategy?

A	Our bottom-up stock selection strategy and its five investment themes — Valuation, Profitability, Quality, Momentum and Sentiment — had the greatest impact on relative results during the six-month reporting period.

Profitability was the best-performing theme during the reporting period. Profitability assesses whether a company is earning more than its cost of capital. Quality and Valuation also added value. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Our Momentum theme was most detrimental. The Momentum theme predicts drift in stock prices caused by under-reaction to company-specific information. Another detractor, though to a lesser extent, was Sentiment. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Q	How did the Fund’s sector allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to its benchmark, the MSCI Emerging Markets Index, in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative returns.

Q	Which stock positions contributed the most to the Fund’s relative returns during the six-month period?

A	We seek to outpace the MSCI Emerging Markets Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark.

PORTFOLIO RESULTS

Stock selection in the information technology and telecommunication services sectors added meaningfully to the Fund’s relative returns during the reporting period. Overweight positions in semiconductor manufacturer Macronix International Co. Ltd. and Chinese automaker Dongfeng Motor Group Co. Ltd. also enhanced results. The Fund owned both stocks because of our positive views on Valuation and Momentum. Our positive views of Momentum and Sentiment led us to effectively overweight global metals and mining company Companhia Vale do Rio Doce.

Q	Which Fund positions detracted most from results during the reporting period?

A	Fund holdings in the materials, energy and industrials sectors detracted from relative performance most. The Fund’s overweight positions in three weakly-performing stocks particularly hurt during the reporting period. As a result of our positive views on Quality and Valuation, the Fund was overweight Gold Fields Ltd., a South Africa-based gold producing company. Our positive views on Quality and Profitability led us to overweight construction company Aveng Ltd. The Fund assumed an overweight in Brazilian oil and gas company Petroleo Brasileiro SA because of our positive views on Profitability and Valuation.

Q	How did the Team’s country/currency selection contribute to the Fund’s performance relative to the MSCI EMF Index during the reporting period?

A	Our country/currency selection strategy contributed positively to the Fund’s relative returns. Overweights in Indonesia, Brazil and China helped the most.

We made our picks using our proprietary models, which are based on five investment themes — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets which appear cheap relative to accounting measures of value and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for political and financial risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s interest rate environment and growth prospects.

Q	What changes did you make to the Fund’s country weightings during the reporting period?

A	The largest shifts we made during the reporting period were to increase the Fund’s weightings in Taiwan, Korea and Mexico and to decrease its weightings in Turkey, Malaysia and Thailand.

Q	What were the Fund’s sector and country weightings at the end of the period?

A	Throughout the reporting period (and adjusted according to our country views), the Fund was overweight the energy, utilities, information technology, health care and industrials sectors relative to the benchmark MSCI Emerging Markets Index. It was underweight materials, financials, consumer staples, telecommunication services and consumer discretionary.

In terms of countries, the Fund was overweight Taiwan, Indonesia, China, Mexico, Egypt, Turkey, Brazil and South Africa relative to the MSCI Emerging Markets Index at the end of the reporting period. The Fund was underweight Korea, Malaysia, India, Thailand, Poland, Czech Republic, Peru, Colombia, Philippines, Morocco, Israel, Russia, Chile and Hungary. The Fund was relatively neutral to the MSCI Emerging Markets Index in Argentina.

Goldman Sachs Quantitative Investment Strategies Team

New York, May 5, 2009

FUND BASICS

Structured Emerging Markets Equity Fund
as of April 30, 2009

PERFORMANCE REVIEW

	Fund Cumulative Total Return	MSCI Emerging
November 1, 2008-April 30, 2009	(based on NAV)[1]	Markets (EM)-Net[2]

Class A	16.50%	17.38%
Class C	16.59	17.38
Institutional	16.77	17.38

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. As of January 2009, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/09	One Year	Since Inception	Inception Date

Class A	-51.23%	-43.66%	10/05/07
Class C	-49.05	-41.74	10/05/07
Institutional	-48.20	-41.26	10/05/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.45%	1.89%
Class C	2.20	2.64
Institutional	1.05	1.49

[4]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 4/30/095

	% of Net
Holding	Assets	Line of Business

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	6.3%	Semiconductors & Semiconductor Equipment
America Movil SAB de CV ADR Series L	3.6	Telecommunication Services
Petroleo Brasileiro SA Preference Shares	3.1	Energy
Petroleo Brasileiro SA ADR	3.1	Energy
Quanta Computer, Inc.	2.7	Technology Hardware & Equipment
China Construction Bank Corp. Class H	2.6	Banks
China Mobile Ltd.	2.4	Telecommunication Services
CNOOC Ltd.	2.3	Energy
PetroChina Co. Ltd. Class H	2.2	Energy
OAO Gazprom ADR	2.2	Energy

5The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 4/30/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total value of investments (excluding securities lending collateral, if any). Securities lending collateral represented 3.2% of the Fund’s net assets at April 30, 2009.

PORTFOLIO RESULTS

Structured International Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended April 30, 2009.

Q	How did the Goldman Sachs Structured International Equity Fund (the “Fund”) perform during the semi-annual period ended April 30, 2009?

A	During the six-month reporting period ended April 30, 2009, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of −3.97%, −4.30%, −4.28%, −3.75%, −3.99%, −3.83% and −4.08%, respectively. These returns compare to the −2.64% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index, during the same period.

Q	What key factors were most responsible for the Fund’s performance during the six-month reporting period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. Both strategies tend to perform differently from each other over time, which enables us to greater diversify the portfolio.

During the six-month period, our stock selection strategy, which uses stock selection models based on six investment themes, detracted most from the Fund’s relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. On the upside, the Fund benefited from our country/currency selection strategy.

Q	Which investment themes hurt and which helped within the Team’s stock selection strategy?

A	Our bottom-up stock selection strategy and its six investment themes underperformed overall during the six-month period, with our Momentum theme hampering results the most. The Momentum theme predicts drift in stock prices caused by under-reaction to company-specific information. Also detracting were Valuation, Sentiment and Quality. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

On the positive side, Profitability added to relative returns. The Profitability theme assesses whether a company is earning more than its cost of capital. Management, which assesses the company’s management strategy and behavior, also added value, though to a lesser extent.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to its benchmark, the MSCI EAFE Index, in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative returns.

Q	Which stock positions contributed the most to the Fund’s relative returns during the six-month period?

A	We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark.

Stock picks in the consumer discretionary, information technology and energy sectors were most effective during

PORTFOLIO RESULTS

the reporting period. An underweight in German carmaker Volkswagen AG — assumed because of our negative views on Valuation and Management — also boosted relative results. The Fund was effectively overweight leisure travel company Thomas Cook Group PLC and Japanese engineering firm AMADA Co. Ltd. because of our positive views on Valuation and Profitability.

Q	Which Fund positions detracted most from results during the reporting period?

A	Security selection within the financials, industrials and utilities sectors hampered the Fund’s relative performance most during the reporting period. The Fund’s overweight positions in three weakly-performing stocks particularly hurt during the reporting period. Our positive views on Management and Momentum led us to overweight global financial services company HSBC Holdings PLC and North American corn refiner Tate & Lyle PLC. Our overweight to William Morrison Supermarkets PLC, assumed because of our positive views on Profitability and Momentum, also detracted.

Q	How did the Team’s country/currency selection contribute to the Fund’s performance relative to the MSCI EAFE Index during the reporting period?

A	Our country/currency selection strategy enhanced the Fund’s relative returns. Underweights in Italy and Finland as well as an overweight in Hong Kong helped most.

We made our picks using our proprietary models, which are based on five investment themes — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for political and financial risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s interest rate environment and growth prospects.

Q	What changes did you make to the Fund’s country weightings during the reporting period?

A	The largest shifts we made during the reporting period were to increase the Fund’s weightings in Spain, Italy and Sweden and to decrease its weightings in France, the Netherlands and Switzerland.

Q	What were the Fund’s sector and country weightings at the end of the reporting period?

A	Throughout the reporting period (and adjusted according to our country views), the Fund was overweight consumer staples, energy, telecommunication services and consumer discretionary relative to the benchmark MSCI EAFE Index. The Fund was underweight information technology, utilities, financials and industrials. The Fund was relatively neutral to the MSCI EAFE Index in the health care and materials sectors.

In terms of countries, the Fund was overweight Spain, Hong Kong, Sweden, Austria, Belgium, Italy, Norway, Denmark and Finland relative to the MSCI EAFE Index at the end of the reporting period. It was underweight Switzerland, the United Kingdom, the Netherlands, Australia, France, Singapore, Germany, Japan and Portugal. The Fund was relatively neutral to the MSCI EAFE Index in Ireland, New Zealand and Greece.

Goldman Sachs Quantitative Investment Strategies Team

New York, May 5, 2009

FUND BASICS

Structured International Equity Fund
as of April 30, 2009

PERFORMANCE REVIEW

	Fund Cumulative Total Return
November 1, 2008-April 30, 2009	(based on NAV)[1]	MSCI EAFE (Net) Index[2]

Class A	-3.97%	-2.64%
Class B	-4.30	-2.64
Class C	-4.28	-2.64
Institutional	-3.75	-2.64
Service	-3.99	-2.64
Class IR	-3.83	-2.64
Class R	-4.08	-2.64

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) (Net) Index (unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-49.42%	-3.44%	-1.21%	-0.91%	8/15/97
Class B	-49.49	-3.45	-1.25	-1.00	8/15/97
Class C	-47.31	-3.03	-1.24	-0.99	8/15/97
Institutional	-46.18	-1.95	-0.11	0.13	8/15/97
Service	-46.46	-2.41	-0.60	-0.36	8/15/97
Class IR	-46.26	N/A	N/A	-42.70	11/30/07
Class R	-46.55	N/A	N/A	-42.98	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

Total returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.20%	1.25%
Class B	1.95	2.00
Class C	1.95	2.00
Institutional	0.80	0.85
Service	1.30	1.35
Class IR	0.95	1.00
Class R	1.45	1.50

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/095

	% of Net
Holding	Assets	Line of Business

BP PLC ADR	3.0%	Oil, Gas & Consumable Fuels
Banco Santander SA	2.3	Commercial Banks
HSBC Holdings PLC	2.2	Commercial Banks
Sanofi-Aventis	2.1	Pharmaceuticals
Telefonica SA	1.9	Diversified Telecommunication Services
Banco Bilbao Vizcaya Argentaria SA	1.4	Commercial Banks
Honda Motor Co. Ltd.	1.3	Automobiles
Vivendi SA	1.3	Media
Astellas Pharma, Inc.	1.3	Pharmaceuticals
William Morrison Supermarkets PLC	1.3	Food & Staples Retailing

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 4/30/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total value of investments (excluding securities lending collateral, if any). Securities lending collateral represented 16.1% of the Fund’s net assets at April 30, 2009.

PORTFOLIO RESULTS

Structured International Small Cap Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended April 30, 2009.

Q	How did the Goldman Sachs Structured International Small Cap Fund (the “Fund”) perform during the semi-annual period ended April 30, 2009?

A	During the six-month period ended April 30, 2009, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 2.65%, 2.41% and 2.94%, respectively. These returns compare to the 6.52% cumulative total return of the Fund’s benchmark, the MSCI EAFE Small Cap Index (unhedged and net of dividend withholding taxes), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the six-month reporting period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund underperformed its benchmark index, with our Momentum theme hurting results the most. The Momentum theme predicts drift in stock prices caused by under-reaction to company-specific information. Other detractors were our Sentiment and Management themes. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Management assesses the company’s management strategy and behavior. Valuation was the best-performing theme during the reporting period. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Quality and Profitability also boosted relative returns, though to a lesser extent. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Profitability assesses whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to its benchmark, the MSCI EAFE Small Cap Index, in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Which stock positions contributed the most to the Fund’s relative returns during the six-month period?

A	We seek to outpace the MSCI EAFE Small Cap Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark.

Security selection in the industrials and financials sectors added to the Fund’s relative returns. Contributing the most were overweights in Regus PLC, a provider of offices and business centers around the world; Nippon Signal Co. Ltd., a Japan-based maker of railway station operations and data processing equipment; and MTU Aero Engines Holding AG, a German engine manufacturer. Our positive views on Profitability and Valuation led to the overweight positions in Regus PLC and Nippon Signal Co. Ltd., while the overweight in MTU Aero Engines Holding AG was driven by our positive views on Management and Sentiment.

Q	Which Fund positions detracted most from results during the reporting period?

A	Stock selection in the information technology, consumer discretionary and energy sectors hampered the Fund’s relative performance most during the reporting period. In addition, the Fund’s overweight positions in three weakly-performing stocks particularly hurt during the reporting

PORTFOLIO RESULTS

period. The most significant detractors were overweight positions in The Okinawa Electric Power Co., Inc., a Japanese electric power provider; International Personal Finance PLC, a British-based international home credit business; and Baron de Ley SA, a Spanish winemaker. The Fund was overweight The Okinawa Electric Power Co., Inc. because of our positive views on Momentum and Valuation. Our positive views of Momentum and Sentiment led to the Fund’s overweight in International Personal Finance PLC, while our positive views on Momentum and Profitability led to the Fund’s overweight in Baron de Ley SA.

Q	What impact did country selection have on the Fund’s relative performance during the semi-annual period?

A	An underweight in Italy and overweights in Japan and Sweden added to the Fund’s relative performance. However, an overweight in Australia, an underweight in the United Kingdom, and a neutral weight in France detracted. Effective security selection in several of these markets helped offset some of this underperformance.

Q	What changes did you make to the Fund’s country weightings during the reporting period?

A	The largest shifts we made during the reporting period were to increase the Fund’s weightings in Germany, Austria and Australia and to decrease the Fund’s weightings in the Netherlands, Italy and Switzerland.

Q	What were the Fund’s sector and country weightings at the end of the reporting period?

A	Throughout the reporting period, the Fund was overweight energy, materials, consumer staples, information technology and industrials relative to the MSCI EAFE Small Cap Index benchmark. The Fund held underweights in financials, telecommunication services and utilities and was relatively neutral to the benchmark index in consumer discretionary and health care at the end of the reporting period.

In terms of countries, the Fund was overweight Germany, Sweden, Australia, Austria, Belgium, France and Finland relative to the MSCI EAFE Small Cap Index. The Fund was underweight Denmark, Netherlands, Spain, Switzerland, Italy, the United Kingdom, Norway and Japan. The Fund was relatively neutral to the benchmark index in Greece, Ireland, New Zealand, Hong Kong, Singapore and Portugal at the end of the reporting period.

Goldman Sachs Quantitative Investment Strategies Team

New York, May 5, 2009

FUND BASICS

Structured International Small Cap Fund
as of April 30, 2009

PERFORMANCE REVIEW

	Fund Cumulative Total Return	MSCI EAFE
November 1, 2008-April 30, 2009	(based on NAV)[1]	Small Cap Index[2]

Class A	2.65%	6.52%
Class C	2.41	6.52
Institutional	2.94	6.52

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charge.
[2]	The Morgan Stanley Capital International (MSCI) EAFE Small Cap Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. MSCI selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the Index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/09	One Year	Since Inception	Inception Date

Class A	-50.72%	-42.98%	9/28/07
Class C	-48.71	-41.17	9/28/07
Institutional	-47.64	-40.51	9/28/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	1.70%
Class C	2.05	2.45
Institutional	0.90	1.30

[4]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP 10 HOLDINGS AS OF 4/30/095

	% of Net
Holding	Assets	Line of Business

Petrofac Ltd.	1.2%	Energy

Rallye SA	0.9	Food & Staples Retailing

Mothercare PLC	0.9	Retailing

Daiichikosho Co. Ltd.	0.9	Media

De La Rue PLC	0.8	Commercial & Professional Services

MTU Aero Engines Holding AG	0.8	Capital Goods

Close Brothers Group PLC	0.7	Diversified Financials

Kaken Pharmaceutical Co. Ltd.	0.7	Pharmaceuticals, Biotechnology & Life Sciences

Clariant AG (Registered)	0.7	Materials

Nippon Soda Co. Ltd.	0.7	Materials

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATIONS AS OF 4/30/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total value of investments (excluding securities lending collateral, if any). Securities lending collateral represented 4.0% of the Fund’s net assets at April 30, 2009.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 96.0%

Australia – 7.3%
21,131	AGL Energy Ltd. (Multi-Utilities)	$232,490
5,381	ASX Ltd. (Diversified Financial Services)	127,563
25,339	Australia and New Zealand Banking Group Ltd. (Commercial Banks)	292,215
11,269	Bendigo and Adelaide Bank Ltd. (Commercial Banks)	56,114
46,272	BHP Billiton Ltd.(a) (Metals & Mining)	1,117,819
7,108	Billabong International Ltd. (Textiles, Apparel & Luxury Goods)	53,939
12,923	Caltex Australia Ltd. (Oil, Gas & Consumable Fuels)	92,279
63,950	Challenger Financial Services Group Ltd. (Diversified Financial Services)	92,666
6,837	Coca-Cola Amatil Ltd. (Beverages)	45,388
13,438	Commonwealth Bank of Australia (Commercial Banks)	343,357
14,921	Computershare Ltd. (IT Services)	98,912
55,163	Downer EDI Ltd.(a) (Commercial Services & Supplies)	201,732
10,189	Gloucester Coal Ltd. (Oil, Gas & Consumable Fuels)	38,365
5,039	Lion Nathan Ltd. (Beverages)	42,905
5,694	Macquarie Group Ltd. (Capital Markets)	137,750
83,349	Metcash Ltd. (Food & Staples Retailing)	251,735
56,941	Qantas Airways Ltd. (Airlines)	82,148
20,694	QBE Insurance Group Ltd.(a) (Insurance)	327,272
66,748	Resolute Mining Ltd.* (Metals & Mining)	32,798
4,211	Rio Tinto Ltd. (Metals & Mining)	196,092
202,498	Sigma Pharmaceuticals Ltd. (Health Care Providers & Services)	164,739
118,276	Tatts Group Ltd. (Hotels, Restaurants & Leisure)	237,167
1,577	Wesfarmers Ltd. (Food & Staples Retailing)	25,917
33,374	Westfield Group (Real Estate Investment Trusts)	260,508
4,008	Westpac Banking Corp. (Commercial Banks)	55,871
7,582	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	208,458
10,517	Woolworths Ltd. (Food & Staples Retailing)	204,021

		5,020,220

Austria – 0.7%
3,274	OMV AG (Oil, Gas & Consumable Fuels)	101,429
31,030	Telekom Austria AG (Diversified Telecommunication Services)	408,156

		509,585

Belgium – 1.2%
3,292	Euronav SA(b) (Oil, Gas & Consumable Fuels)	47,385
13,286	Mobistar SA(a) (Wireless Telecommunication Services)	795,048
280	Tessenderlo Chemie NV (Chemicals)	8,313

		850,746

Denmark – 0.8%
6,052	Danisco A/S (Food Products)	198,204
12,951	H. Lundbeck A/S (Pharmaceuticals)	234,313
1,699	Novozymes A/S Class B* (Chemicals)	114,553

		547,070

Finland – 0.9%
6,526	Nokia Oyj(a)(c) (Communications Equipment)	92,692
13,569	Outotec Oyj (Construction & Engineering)	287,765
15,480	TietoEnator Oyj (IT Services)	198,869

		579,326

France – 13.9%
2,578	Alstom SA (Electrical Equipment)	160,706
11,947	BNP Paribas (Commercial Banks)	628,935
6,726	Boiron SA (Pharmaceuticals)	170,167
3,353	Casino Guichard-Perrachon SA (Food & Staples Retailing)	209,170
4,270	Christian Dior SA(a)(c) (Textiles, Apparel & Luxury Goods)	286,122
355	CNP Assurances (Insurance)	27,990
13,809	France Telecom SA (Diversified Telecommunication Services)	306,560
10,598	Nexity* (Household Durables)	341,859
34,295	Sanofi-Aventis(a) (Pharmaceuticals)	1,986,094
10,659	Schneider Electric SA (Electrical Equipment)	811,133
23,844	SCOR SE (Insurance)	500,424
48,724	Total SA (Oil, Gas & Consumable Fuels)	2,437,939
8,195	Valeo SA* (Auto Components)	168,870
674	Virbac SA (Pharmaceuticals)	45,433
55,548	Vivendi SA(a) (Media)	1,493,632

		9,575,034

Germany – 11.0%
15,325	Adidas AG(a)(c) (Textiles, Apparel & Luxury Goods)	579,014
1,978	Allianz SE(b) (Insurance)	182,516
41,472	BASF SE(a) (Chemicals)	1,565,052
7,756	Bauer AG (Construction & Engineering)	292,722
14,727	Bechtle AG (IT Services)	221,537
2,607	Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	30,796
1,739	Daimler AG (Automobiles)	62,343

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments (continued)
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)

4,696	Demag Cranes AG (Machinery)	$99,071
6,124	Deutsche Bank AG (Capital Markets)	326,576
2,316	Deutsche Boerse AG (Diversified Financial Services)	171,093
59,906	Deutsche Lufthansa AG(a) (Airlines)	764,203
10,500	E.ON AG(b) (Electric Utilities)	355,078
1,467	KWS Saat AG(b) (Food Products)	184,108
19,407	MorphoSys AG*(a) (Life Sciences Tools & Services)	354,253
15,124	MTU Aero Engines Holding AG* (Aerospace & Defense)	509,266
4,121	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	569,398
3,377	Roth & Rau AG* (Electrical Equipment)	80,459
5,987	RWE AG(b) (Multi-Utilities)	431,593
4,439	Salzgitter AG (Metals & Mining)	315,756
4,163	Suedzucker AG (Food Products)	80,573
17,859	ThyssenKrupp AG(a) (Metals & Mining)	382,070

		7,557,477

Greece – 0.1%
1,673	Eurobank Properties Real Estate Investment Co. (Real Estate Investment Trusts)	15,395
4,582	Hellenic Petroleum SA (Oil, Gas & Consumable Fuels)	44,405

		59,800

Hong Kong – 2.0%
59,000	Boc Hong Kong Holdings Ltd. (Commercial Banks)	83,481
18,000	Cheung Kong (Holdings) Ltd. (Real Estate Management & Development)	187,291
21,500	CLP Holdings Ltd. (Electric Utilities)	145,227
18,300	Esprit Holdings Ltd. (Specialty Retail)	112,129
26,000	Hang Lung Group Ltd. (Real Estate Management & Development)	95,223
28,500	Hong Kong Electric Holdings Ltd. (Electric Utilities)	168,617
7,900	Hong Kong Exchanges & Clearing Ltd. (Diversified Financial Services)	90,945
2,500	Hopewell Holdings Ltd. (Real Estate Management & Development)	6,420
31,000	Hutchison Whampoa Ltd. (Industrial Conglomerates)	181,795
4,000	Li & Fung Ltd. (Distributors)	11,238
6,000	Orient Overseas International Ltd. (Marine)	17,225
7,000	Pacific Basin Shipping Ltd. (Marine)	3,461
13,000	Swire Pacific Ltd. (Real Estate Management & Development)	101,619

20,787	The Link (Real Estate Investment Trusts)	40,462
64,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	138,269
4,500	Yue Yuen Industrial (Holdings) Ltd. (Textiles, Apparel & Luxury Goods)	9,978

		1,393,380

Ireland(a) – 0.4%
12,494	Kerry Group PLC (Food Products)	255,235

Italy – 3.7%
15,088	Astaldi SpA (Construction & Engineering)	82,041
158,575	Enel SpA (Electric Utilities)	859,553
2,600	Exor SpA* (Diversified Financial Services)	33,265
139,893	Intesa Sanpaolo (Commercial Banks)	445,679
46,631	Intesa Sanpaolo RNC (Commercial Banks)	103,559
454,409	Parmalat SpA (Food Products)	902,509
44,099	Terna — Rete Elettrica Nationale SpA (Electric Utilities)	141,615

		2,568,221

Japan – 29.4%
26,600	Aloka Co. Ltd. (Health Care Equipment & Supplies)	192,606
13,000	AMADA Co. Ltd. (Machinery)	80,501
18,400	Aoyama Trading Co. Ltd. (Specialty Retail)	264,722
183,000	Asahi Kasei Corp. (Chemicals)	735,668
28,800	Astellas Pharma, Inc. (Pharmaceuticals)	936,492
14,300	Brother Industries Ltd. (Office Electronics)	116,228
16,300	CAC Corp. (IT Services)	98,384
23,300	Canon, Inc.(a)(c) (Office Electronics)	697,269
55,000	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	582,220
8,000	Daicel Chemical Industries Ltd. (Chemicals)	33,614
6,900	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	287,717
28,000	Fuji Heavy Industries Ltd. (Automobiles)	112,757
87	Fuji Media Holdings, Inc. (Media)	96,994
12,000	Fujikura Ltd. (Electrical Equipment)	41,424
26,000	Fuyo General Lease Co. Ltd. (Diversified Financial Services)	437,278
30,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	104,829
44,900	Honda Motor Co. Ltd. (Automobiles)	1,315,880
7,200	Itochu-Shokuhin Co. Ltd.(b) (Food & Staples Retailing)	229,503

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

7,000	Kasumi Co. Ltd. (Food & Staples Retailing)	$28,695
20,000	Kawasaki Kisen Kaisha Ltd. (Marine)	75,356
21,700	Komori Corp. (Machinery)	203,672
76,000	Kubota Corp. (Machinery)	456,793
48,600	Leopalace21 Corp. (Real Estate Management & Development)	356,009
5,200	Matsui Securities Co. Ltd. (Capital Markets)	36,862
47,000	Mitsubishi Electric Corp. (Electrical Equipment)	250,313
30,000	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals)	286,351
7,900	Mitsubishi UFJ Financial Group, Inc. (Commercial Banks)	43,093
16,400	Mitsui & Co. Ltd. (Trading Companies & Distributors)	173,947
95,000	Mitsui O.S.K. Lines Ltd. (Marine)	542,876
451,400	Mizuho Financial Group, Inc.(b) (Commercial Banks)	951,864
110,000	NEC Corp.* (Computers & Peripherals)	365,714
1,900	Nintendo Co. Ltd. (Software)	510,836
51,000	Nippon Express Co. Ltd. (Road & Rail)	181,881
92,000	Nippon Soda Co. Ltd. (Chemicals)	301,878
26,400	Nippon Telephone & Telegraph Corp. (Diversified Telecommunication Services)	994,765
86,000	Nippon Yusen Kabushiki Kaisha (Marine)	352,283
165,400	Nissan Motor Co. Ltd.(a) (Automobiles)	863,303
45,000	Nisshin Seifun Group, Inc. (Food Products)	463,327
200,000	Nisshin Steel Co. Ltd. (Metals & Mining)	385,880
5,600	Nomura Real Estate Holdings, Inc.(b) (Real Estate Management & Development)	91,672
8	NTT DoCoMo, Inc. (Wireless Telecommunication Services)	11,163
800	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	33,941
241,000	Osaka Gas Co. Ltd.(a) (Gas Utilities)	763,711
70,000	Ricoh Co. Ltd. (Office Electronics)	865,471
1,000	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	61,329
4,700	Sanshin Electronics Co. Ltd. (Electronic Equipment, Instruments & Components)	29,065
32,000	Sekisui Chemical Co. Ltd. (Household Durables)	168,015
12,000	Sekisui House Ltd. (Household Durables)	103,564

8,800	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	198,850
8,500	Shizuoka Gas Co. Ltd. (Gas Utilities)	47,538
83,000	Sompo Japan Insurance, Inc. (Insurance)	500,202
14,500	Sumitomo Corp. (Trading Companies & Distributors)	126,216
38,200	Sumitomo Electric Industries Ltd. (Electrical Equipment)	372,142
5,800	Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	201,151
8,300	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	294,357
28,000	Takihyo Co. Ltd.(b) (Distributors)	118,012
138,000	The Bank of Yokohama Ltd. (Commercial Banks)	585,187
3,100	The Okinawa Electric Power Co., Inc. (Electric Utilities)	147,416
15,000	The Sumitomo Trust & Banking Co. Ltd. (Commercial Banks)	62,770
14,000	Toho Gas Co. Ltd. (Gas Utilities)	59,597
22,800	Tokio Marine Holdings, Inc. (Insurance)	601,311
14,100	Tokyo Steel Manufacturing Co. Ltd.(a) (Metals & Mining)	144,417
4,000	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	30,311
125	West Japan Railway Co. (Road & Rail)	383,333
7,000	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	36,124

		20,226,649

Netherlands – 4.5%
9,544	Aegon NV (Insurance)	48,003
6,062	ArcelorMittal (Metals & Mining)	141,998
1,297	ASML Holding NV (Semiconductors & Semiconductor Equipment)	27,216
15,636	Crucell NV*(a) (Biotechnology)	327,286
49,172	European Aeronautic Defence & Space Co.(a) (Aerospace & Defense)	709,729
2,048	Grontmij NV* (Construction & Engineering)	45,058
18,905	ING Groep NV (Diversified Financial Services)	172,323
37,935	Koninklijke DSM NV (Chemicals)	1,176,447
18,351	Royal Dutch Shell PLC(a) (Oil, Gas & Consumable Fuels)	420,875

		3,068,935

Norway – 0.5%
34,500	Seadrill Ltd. (Energy Equipment & Services)	368,210

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments (continued)
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Portugal – 0.3%
46,499	Redes Energeticas Nacionais SA (Multi-Utilities)	$192,407

Singapore – 1.1%
21,000	Ascendas Real Estate Investment Trust (Real Estate Investment Trusts)	18,866
6,000	Capitaland Ltd. (Real Estate Management & Development)	11,068
18,000	DBS Group Holdings Ltd. (Commercial Banks)	114,432
96,720	Golden Agri-Resources Ltd. (Food Products)	23,867
4,673	Jardine Cycle & Carriage Ltd. (Distributors)	44,695
17,000	Keppel Corp. Ltd. (Industrial Conglomerates)	67,869
3,000	Neptune Orient Lines Ltd. (Marine)	2,608
46,000	Noble Group Ltd. (Trading Companies & Distributors)	39,851
27,000	Oversea-Chinese Banking Corp. Ltd. (Commercial Banks)	106,412
5,000	SembCorp Industries Ltd. (Industrial Conglomerates)	9,147
5,340	Singapore Airlines Ltd. (Airlines)	38,406
6,000	Singapore Exchange Ltd. (Diversified Financial Services)	25,168
4,000	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	6,901
78,000	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	134,026
7,000	United Overseas Bank Ltd. (Commercial Banks)	53,954
39,000	UOL Group Ltd. (Real Estate Management & Development)	58,075

		755,345

Spain – 5.6%
147,313	Banco Bilbao Vizcaya Argentaria SA(a) (Commercial Banks)	1,596,527
6,514	Banco Popular Espanol SA (Commercial Banks)	53,688
138,963	Banco Santander SA(a) (Commercial Banks)	1,336,676
40,037	Iberdrola SA (Electric Utilities)	315,284
183,731	Iberia Lineas Aereas de Espana SA (Airlines)	342,992
65,889	Mapfre SA (Insurance)	187,808

		3,832,975

Sweden – 3.4%
11,440	Alfa Laval AB(b) (Machinery)	101,335
75,784	Nordea Bank AB (Commercial Banks)	563,707
11,188	Swedish Match AB(a) (Tobacco)	159,654

123,452	Telefonaktiebolaget LM Ericsson Class B(b) (Communications Equipment)	1,048,588
45,402	TeliaSonera AB* (Diversified Telecommunication Services)	213,025
3,350	TradeDoubler AB (Internet Software & Services)	21,189
19,800	Wihlborgs Fastigheter AB(b) (Real Estate Management & Development)	248,790

		2,356,288

Switzerland – 7.2%
47,789	ABB Ltd.* (Electrical Equipment)	676,517
7,966	Actelion Ltd.* (Biotechnology)	362,928
4,139	Baloise Holding AG(b) (Insurance)	303,851
32,858	Compagnie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	588,211
18,794	Credit Suisse Group(b) (Capital Markets)	734,404
51	Elektrizitaets-Gesellschaft Laufenburg AG (Electric Utilities)	45,770
48,129	Nestle SA(a) (Food Products)	1,568,847
2,093	Novartis AG (Pharmaceuticals)	79,216
562	Sulzer AG (Machinery)	30,545
2,056	Syngenta AG (Chemicals)	438,936
663	Valora Holding AG (Specialty Retail)	115,819

		4,945,044

United Kingdom – 2.0%
131,185	BP PLC(a) (Oil, Gas & Consumable Fuels)	927,035
10,619	BP PLC ADR(c) (Oil, Gas & Consumable Fuels)	450,883

		1,377,918

TOTAL COMMON STOCKS
(Cost $85,818,436)		$66,039,865

Preferred Stock – 0.2%

Germany – 0.2%
3,911	Draegerwerk AG (Health Care Equipment & Supplies) (Cost $238,731)	$96,704

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $86,057,167)		$66,136,569

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 5.0%

Boston Global Investment Trust – Enhanced Portfolio II
3,488,152	0.456%	$3,456,759
(Cost $3,442,134)

TOTAL INVESTMENTS – 101.2%
(Cost $89,499,301)		$69,593,328

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(804,483)

NET ASSETS – 100.0%		$68,788,845

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral for short positions within the total return swap.

(b)	All or a portion of security is on loan.

(c)	All or a portion of security is segregated for initial margin requirements on futures transaction.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2009.

(e)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments (continued)
April 30, 2009 (Unaudited)

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)

Total Return Swap Long Positions

Australia – 5.5%
Amcor Ltd. (Containers & Packaging)	$152,350	$151,327	(1,023)
Cochlear Ltd. (Health Care Equipment & Supplies)	210,577	208,278	(2,299)
Felix Resources Ltd. (Oil, Gas & Consumable Fuels)	28,761	28,242	(519)
Fortescue Metals Group Ltd. (Metals & Mining)	35,886	35,242	(644)
Goodman Fielder Ltd. (Food Products)	56,212	55,488	(724)
James Hardie Industries NV (Construction Materials)	33,373	33,052	(321)
JB Hi-Fi Ltd. (Specialty Retail)	130,147	128,409	(1,738)
Leighton Holdings Ltd. (Construction & Engineering)	47,698	47,036	(662)
Macquarie Airports (Transportation Infrastructure)	121,462	120,541	(921)
National Australia Bank Ltd. (Commercial Banks)	251,629	248,586	(3,043)
Santos Ltd. (Oil, Gas & Consumable Fuels)	133,683	130,774	(2,909)
United Group Ltd. (Construction & Engineering)	130,295	128,666	(1,629)

			(16,432)

Belgium – 3.7%
Compagnie d’Entreprises CFE (Construction & Engineering)	101,175	100,033	(1,142)
Delhaize Group (Food & Staples Retailing)	462,965	459,973	(2,992)
Omega Pharma SA (Health Care Equipment & Supplies)	65,935	65,234	(701)
UCB SA (Pharmaceuticals)	251,689	249,422	(2,267)

			(7,102)

Denmark – 0.5%
A.P. Moller – Maersk A/S Class B (Marine)	111,938	110,365	(1,573)

Finland – 2.7%
Elisa Oyj (Diversified Telecommunication Services)	211,134	209,160	(1,974)
Kesko Oyj Class B (Food & Staples Retailing)	443,762	439,112	(4,650)

			(6,624)

France – 4.8%
AXA SA (Insurance)	511,519	508,603	(2,916)
Rallye SA (Food & Staples Retailing)	253,696	250,480	(3,216)
Safran SA (Aerospace & Defense)	40,432	40,066	(366)
Unibail-Rodamco (REIT)	352,517	349,550	(2,967)

			(9,465)

Hong Kong – 0.8%
Hang Seng Bank Ltd. (Commercial Banks)	87,157	86,503	(654)
Mongolia Energy Corp. Ltd. (Oil, Gas & Consumable Fuels)	9,538	9,352	(186)
New World Development Co. Ltd. (Real Estate Management & Development)	95,317	94,355	(962)
Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	10,419	10,325	(94)

			(1,896)

Italy – 0.3%
Trevi Finanziaria SpA (Construction & Engineering)	73,581	72,341	(1,240)

Japan – 6.0%
Asahi Diamond Industrial Co. Ltd. (Machinery)	28,735	28,531	(204)
ASKA Pharmaceutical Co. Ltd. (Pharmaceuticals)	24,376	24,215	(161)
Daiwa Industries Ltd. (Machinery)	73,619	73,302	(317)
FUJIFILM Holdings Corp. (Electronic Equipment, Instruments & Components)	150,942	151,797	855
Hitachi Transport System Ltd. (Road & Rail)	15,534	15,383	(151)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)

Total Return Swap Long Positions – (continued)
Japan – (continued)

Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)	$111,594	$110,790	(804)
JFE Holdings, Inc. (Metals & Mining)	60,223	60,089	(134)
Mitsubishi Heavy Industries Ltd. (Machinery)	29,564	29,460	(104)
Mitsui Sugar Co. Ltd. (Food Products)	40,677	40,295	(382)
Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	126,075	124,978	(1,097)
Nisshinbo Industries, Inc. (Textiles, Apparel & Luxury Goods)	95,139	94,925	(214)
Okabe Co. Ltd. (Construction Materials)	74,233	73,820	(413)
Sankyo Co. Ltd. (Leisure Equipment & Products)	112,116	111,601	(515)
Sharp Corp. (Household Durables)	62,996	63,178	182
Sojitz Corp. (Trading Companies & Distributors)	90,684	90,350	(334)
Sorun Corp. (Software)	19,706	19,619	(87)
Sumitomo Heavy Industries Ltd. (Machinery)	33,402	33,268	(134)
Taikisha Ltd. (Construction & Engineering)	24,026	23,950	(76)
Toyota Motor Corp. (Automobiles)	200,931	201,852	921
Warabeya Nichiyo Co. Ltd. (Food Products)	18,875	18,779	(96)
Watabe Wedding Corp. (Diversified Consumer Services)	35,053	34,879	(174)

			(3,439)

Netherlands – 1.7%
Imtech NV (Construction & Engineering)	93,420	92,570	(850)
Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	242,803	237,959	(4,844)
USG People NV (Professional Services)	71,704	72,248	544

			(5,150)

Norway – 1.0%
Petroleum Geo-Services ASA (Energy Equipment & Services)	54,197	53,215	(982)
Sparebanken 1 SMN (Commercial Banks)	30,657	30,446	(211)
Telenor ASA (Diversified Telecommunication Services)	155,377	154,233	(1,144)

			(2,337)

Portugal – 1.6%
Portugal Telecom, SGPS SA (Diversified Telecommunication Services)	381,408	377,536	(3,872)

Singapore – 0.2%
CapitaMall Trust (REIT)	7,621	7,531	(90)
Cosco Corp. (Singapore) Ltd. (Machinery)	29,713	29,315	(398)
Olam International Ltd. (Food & Staples Retailing)	4,796	4,717	(79)
Wilmar International Ltd. (Food Products)	9,701	9,558	(143)

			(710)

Sweden – 0.7%
Betsson AB (Hotels, Restaurants & Leisure)	176,807	174,538	(2,269)

Switzerland – 0.7%
Banque Cantonale Vaudoise (Commercial Banks)	48,416	48,116	(300)
Julius Baer Holding AG (Capital Markets)	127,779	125,609	(2,170)

			(2,470)

United Kingdom – 69.8%
Antofagasta PLC (Metals & Mining)	221,305	217,056	(4,249)
AstraZeneca PLC (Pharmaceuticals)	1,079,867	1,069,016	(10,851)
Aviva PLC (Insurance)	30,610	30,120	(490)
BAE Systems PLC (Aerospace & Defense)	883,488	874,713	(8,775)
Barclays PLC (Commercial Banks)	138,136	134,340	(3,796)
Bellway PLC (Household Durables)	121,316	120,028	(1,288)
BG Group PLC (Oil, Gas & Consumable Fuels)	379,372	373,710	(5,662)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments (continued)
April 30, 2009 (Unaudited)

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)

Total Return Swap Long Positions – (continued)
United Kingdom – (continued)

BHP Billiton PLC (Metals & Mining)	$1,104,165	$1,085,150	(19,015)
BP PLC (Oil, Gas & Consumable Fuels)	548,992	542,158	(6,834)
Brit Insurance Holdings PLC (Insurance)	195,280	193,071	(2,209)
British Airways PLC (Airlines)	51,938	51,274	(664)
Cadbury PLC (Food Products)	131,375	130,516	(859)
Centrica PLC (Multi-Utilities)	173,833	172,637	(1,196)
Close Brothers Group PLC (Capital Markets)	80,476	79,723	(753)
De La Rue PLC (Commercial Services & Supplies)	20,187	20,014	(173)
Devro PLC (Food Products)	30,717	30,564	(153)
Drax Group PLC (Independent Power Producers & Energy Traders)	561,257	556,185	(5,072)
Dunelm Group PLC (Specialty Retail)	13,893	13,840	(53)
Eurasian Natural Resources Corp. (Metals & Mining)	61,530	60,718	(812)
Filtrona PLC (Chemicals)	31,059	30,699	(360)
Game Group PLC (Specialty Retail)	464,768	459,827	(4,941)
GlaxoSmithKline PLC (Pharmaceuticals)	488,589	483,752	(4,837)
HSBC Holdings PLC (Commercial Banks)	1,844,064	1,840,267	(3,797)
ICAP PLC (Capital Markets)	83,771	82,504	(1,267)
J Sainsbury PLC (Food & Staples Retailing)	757,071	748,499	(8,572)
Lamprell PLC (Energy Equipment & Services)	272,370	268,941	(3,429)
Man Group PLC (Capital Markets)	71,306	70,107	(1,199)
Marshalls PLC (Construction Materials)	17,846	17,661	(185)
Marston’s PLC (Hotels, Restaurants & Leisure)	123,008	121,896	(1,112)
McBride PLC (Household Products)	4,722	4,710	(12)
Mothercare PLC (Multiline Retail)	484,925	481,233	(3,692)

National Grid PLC (Multi-Utilities)	255,884	253,947	(1,937)
Old Mutual PLC (Insurance)	129,006	126,891	(2,115)
Petrofac Ltd. (Energy Equipment & Services)	265,069	262,440	(2,629)
Rexam PLC (Containers & Packaging)	718,664	709,190	(9,474)
Rio Tinto PLC (Metals & Mining)	237,788	234,848	(2,940)
Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	6,789	6,700	(89)
Smiths News PLC (Distributors)	26,165	26,040	(125)
Standard Chartered PLC (Commercial Banks)	166,337	163,989	(2,348)
Sthree PLC (Professional Services)	197,184	196,000	(1,184)
Tate & Lyle PLC (Food Products)	613,309	607,301	(6,008)
Thomas Cook Group PLC (Hotels, Restaurants & Leisure)	700,034	693,479	(6,555)
Thomson Reuters PLC (Media)	378,310	373,859	(4,451)
Tui Travel PLC (Hotels, Restaurants & Leisure)	663,109	658,089	(5,020)
Vedanta Resources PLC (Metals & Mining)	169,028	165,991	(3,037)
Vodafone Group PLC (Wireless Telecommunication Services)	811,441	806,423	(5,018)
William Morrison Supermarkets PLC (Food & Staples Retailing)	730,054	722,652	(7,402)
WPP PLC (Media)	209,724	207,406	(2,318)
WS Atkins PLC (Professional Services)	43,239	42,972	(267)

			(169,224)

TOTAL LONG POSITIONS OF TOTAL RETURN SWAP	24,070,116	23,836,313	(233,803)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)

Total Return Swap Short Positions

Australia – 7.5%
ABB Grain Ltd. (Food & Staples Retailing)	$(135,295)	$(134,126)	1,169
Adelaide Brighton Ltd. (Construction Materials)	(113,250)	(111,775)	1,475
Alumina Ltd. (Metals & Mining)	(32,022)	(26,622)	5,400
Asciano Group (Road & Rail)	(17,675)	(17,376)	299
Ausenco Ltd. (Construction & Engineering)	(106,036)	(104,420)	1,616
Bradken Ltd. (Machinery)	(118,624)	(116,838)	1,786
Consolidated Media Holdings Ltd. (Media)	(113,658)	(112,244)	1,414
Crown Ltd. (Hotels, Restaurants & Leisure)	(93,640)	(92,220)	1,420
CSR Ltd. (Industrial Conglomerates)	(11,298)	(11,099)	199
Gunns Ltd. (Paper & Forest Products)	(93,565)	(92,365)	1,200
Hastie Group Ltd. (Building Products)	(31,854)	(31,479)	375
Fairfax Media Ltd. (Media)	(68,841)	(68,095)	746
OneSteel Ltd. (Metals & Mining)	(48,656)	(48,000)	656
Origin Energy Ltd. (Oil, Gas & Consumable Fuels)	(103,052)	(101,928)	1,124
Pharmaxis Ltd. (Pharmaceuticals)	(22,771)	(22,469)	302
Seek Ltd. (Professional Services)	(100,102)	(98,963)	1,139
Sims Metal Management Ltd. (Metals & Mining)	(31,744)	(31,415)	329
Sonic Healthcare Ltd. (Health Care Providers & Services)	(262,048)	(259,784)	2,264
SP Ausnet (Electric Utilities)	(30,941)	(30,600)	341
Spark Infrastructure Group (Electric Utilities)	(47,260)	(46,846)	414
TABCORP Holdings Ltd. (Hotels, Restaurants & Leisure)	(122,429)	(120,918)	1,511
Toll Holdings Ltd. (Air Freight & Logistics)	(65,656)	(64,892)	764

			25,943

Belgium – 4.8%
Colruyt SA (Food & Staples Retailing)	(1,125,706)	(1,120,337)	5,369
Telenet Group Holding NV (Diversified Telecommunication Services)	(3,437)	(3,406)	31

			5,400

Denmark – 1.6%
Genmab A/S (Biotechnology)	(100,414)	(99,397)	1,017
NKT Holding A/S (Machinery)	(274,394)	(269,963)	4,431

			5,448

Finland – 2.1%
Outokumpu Oyj (Metals & Mining)	(338,936)	(334,363)	4,573
Stora Enso Oyj Class R (Paper & Forest Products)	(103,249)	(101,948)	1,301
Talvivaara Mining Co. PLC (Metals & Mining)	(49,241)	(48,759)	482

			6,356

France – 16.8%
Air Liquide SA (Chemicals)	(272,685)	(270,550)	2,135
Arkema (Chemicals)	(355,063)	(352,173)	2,890
Compagnie Generale des Etablissements Michelin Class B (Auto Components)	(133,338)	(132,015)	1,323
Electricity de France SA (Electric Utilities)	(123,313)	(122,009)	1,304
Essilor International SA (Health Care Equipment & Supplies)	(391,369)	(388,447)	2,922
Eurofins Scientific (Life Sciences Tools & Services)	(85,037)	(84,274)	763
Iliad SA (Diversified Telecommunication Services)	(378,351)	(375,597)	2,754
Ingenico SA (Electronic Equipment, Instruments & Components)	(82,844)	(82,241)	603
Klepierre (REIT)	(380,066)	(376,422)	3,644
Natixis (Commercial Banks)	(762,124)	(748,389)	13,735
UbiSoft Entertainment SA (Software)	(311,619)	(308,173)	3,446
Vallourec SA (Machinery)	(303,163)	(299,705)	3,458

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments (continued)
April 30, 2009 (Unaudited)

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)

Total Return Swap Short Positions – (continued)
France – (continued)

Veolia Environnement (Multi-Utilities)	$(405,688)	$(399,809)	5,879

			44,856

Germany – 7.3%
Deutsche Postbank AG (Commercial Banks)	(749,073)	(745,237)	3,836
ElringKlinger AG (Auto Components)	(123,076)	(122,520)	556
Fraport AG (Transportation Infrastructure)	(105,272)	(104,759)	513
Generali Deutschland Holding AG (Insurance)	(49,157)	(49,047)	110
Linde AG (Chemicals)	(346,510)	(345,467)	1,043
United Internet AG (Internet Software & Services)	(351,672)	(350,498)	1,174

			7,232

Gibraltar – 0.6%
888 Holdings PLC (Hotels, Restaurants & Leisure)	(135,798)	(134,597)	1,201

Italy – 1.8%
Cementir Holding SpA (Construction Materials)	(81,936)	(80,801)	1,135
Geox SpA (Textiles, Apparel & Luxury Goods)	(205,440)	(202,724)	2,716
Kerself SpA (Machinery)	(23,508)	(23,350)	158
Saipem SpA (Energy Equipment & Services)	(111,169)	(109,479)	1,690

			5,699

Japan – 25.0%
Advantest Corp. (Semiconductors & Semiconductor Equipment)	(50,561)	(50,661)	(100)
Aeon Mall Co. Ltd. (Real Estate Management & Development)	(58,039)	(57,598)	441
All Nippon Airways Co. Ltd. (Airlines)	(165,780)	(164,312)	1,468
Capcom Co. Ltd. (Software)	(90,569)	(90,694)	(125)
Chiyoda Corp. (Construction & Engineering)	(234,271)	(234,587)	(316)

Citizen Holdings Co. Ltd. (Electronic Equipment, Instruments & Components)	(435,930)	(435,999)	(69)
Daikin Industries Ltd. (Building Products)	(113,682)	(112,992)	690
Hitachi Capital Corp. (Consumer Finance)	(86,605)	(86,091)	514
Hitachi Chemical Co. Ltd. (Chemicals)	(78,050)	(77,811)	239
Hitachi Metals Ltd. (Metals & Mining)	(313,549)	(315,441)	(1,892)
Japan Securities Finance Co. Ltd. (Diversified Financial Services)	(67,792)	(67,473)	319
Keyence Corp. (Electronic Equipment, Instruments & Components)	(117,317)	(116,554)	763
Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals)	(177,446)	(176,876)	570
MISUMI Group, Inc. (Trading Companies & Distributors)	(98,982)	(98,564)	418
Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	(459,527)	(457,490)	2,037
Nagoya Railroad Co. Ltd. (Road & Rail)	(225,665)	(223,633)	2,032
NGK Spark Plug Co. Ltd. (Auto Components)	(174,621)	(173,668)	953
Nomura Real Estate Office Fund, Inc. (REIT)	(15,626)	(15,544)	82
Olympus Corp. (Health Care Equipment & Supplies)	(245,753)	(245,810)	(57)
ORIX Corp. (Consumer Finance)	(33,495)	(33,252)	243
Rakuten, Inc. (Internet & Catalog Retail)	(70,327)	(70,207)	120
Shimizu Corp (Construction & Engineering)	(48,301)	(47,898)	403
Shionogi & Co. Ltd. (Pharmaceuticals)	(52,036)	(51,613)	423
SOFTBANK Corp. (Wireless Telecommunication Services)	(407,644)	(406,573)	1,071

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)

Total Return Swap Short Positions – (continued)
Japan – (continued)

Sony Financial Holdings, Inc. (Insurance)	$(56,918)	$(56,632)	286
Square Enix Holdings Co. Ltd. (Software)	(72,370)	(71,982)	388
Sugi Holdings Co. Ltd. (Food & Staples Retailing)	(260,906)	(258,741)	2,165
Sysmex Corp. (Health Care Equipment & Supplies)	(178,715)	(177,757)	958
The Bank of Kyoto Ltd. (Commercial Banks)	(129,022)	(128,425)	597
The Joyo Bank Ltd. (Commercial Banks)	(78,981)	(78,538)	443
THK Co. Ltd. (Machinery)	(547,133)	(546,426)	707
Tokyu Corp. (Road & Rail)	(98,854)	(98,108)	746
Trend Micro, Inc. (Software)	(336,011)	(334,959)	1,052
Unicharm Corp. (Household Products)	(105,454)	(104,389)	1,065
Yamada Denki Co. Ltd. (Specialty Retail)	(171,899)	(170,427)	1,472

			20,106

Netherlands – 3.4%
Draka Holding NV (Electrical Equipment)	(63,040)	(62,440)	600
Randstad Holding NV (Professional Services)	(176,404)	(175,047)	1,357
SBM Offshore NV (Energy Equipment & Services)	(390,642)	(386,084)	4,558
STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	(182,688)	(181,259)	1,429

			7,944

Norway – 0.3%
Norsk Hydro ASA (Metals & Mining)	(38,579)	(37,920)	659
ODIM ASA (Machinery)	(40,061)	(39,481)	580

			1,239

Spain – 4.9%
Cintra Concesiones de Infraestructuras de Transporte SA (Transportation Infrastructure)	(112,373)	(111,339)	1,034

Gamesa Corp. Tecnologica SA (Electrical Equipment)	(3,625)	(3,586)	39
Grifols SA (Biotechnology)	(599,524)	(595,255)	4,269
Grupo Catalana Occidente SA (Insurance)	(283,032)	(281,269)	1,763
Laboratorios Farmaceuticos Rovi SA (Pharmaceuticals)	(26,876)	(26,759)	117
Obrascon Huarte Lain SA (Construction & Engineering)	(140,645)	(138,846)	1,799

			9,021

Sweden – 2.3%
Holmen AB (Paper & Forest Products)	(161,282)	(158,687)	2,595
Investor AB Class B (Diversified Financial Services)	(59,764)	(58,845)	919
Kinnevik Investment AB (Diversified Financial Services)	(244,691)	(240,033)	4,658
Tele2 AB Class B (Diversified Telecommunication Services)	(90,878)	(89,079)	1,799

			9,971

Switzerland – 1.0%
Givaudan SA (Chemicals)	(58,737)	(58,247)	490
Swatch Group AG (Textiles, Apparel & Luxury Goods)	(174,420)	(172,386)	2,034

			2,524

United Kingdom – 20.6%
BTG PLC (Life Sciences Tools & Services)	(116,354)	(115,193)	1,161
Burberry Group PLC (Textiles, Apparel & Luxury Goods)	(367,498)	(363,292)	4,206
Chloride Group PLC (Electrical Equipment)	(80,196)	(79,508)	688
Daily Mail and General Trust PLC (Media)	(91,899)	(90,895)	1,004
Dignity PLC (Diversified Consumer Services)	(83,511)	(82,810)	701
easyJet PLC (Airlines)	(33,434)	(33,034)	400
Fresnillo PLC (Metals & Mining)	(309,945)	(306,853)	3,092

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments (continued)
April 30, 2009 (Unaudited)

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)

Total Return Swap Short Positions – (continued)
United Kingdom – (continued)

Gem Diamonds Ltd. (Metals & Mining)	$(43,061)	$(42,566)	495
Go-Ahead Group PLC (Road & Rail)	(96,946)	(96,246)	700
Hikma Pharmaceuticals PLC (Pharmaceuticals)	(366,332)	(364,287)	2,045
Hochschild Mining PLC (Metals & Mining)	(196,536)	(194,468)	2,068
InterContinental Hotels Group PLC (Hotels, Restaurants & Leisure)	(668,140)	(661,562)	6,578
ITV PLC (Media)	(675,366)	(668,146)	7,220
Lonmin PLC (Metals & Mining)	(114,623)	(112,782)	1,841
Melrose PLC (Machinery)	(66,886)	(66,176)	710
Morgan Crucible Co. PLC (Machinery)	(120,058)	(118,955)	1,103
Pennon Group PLC (Water Utilities)	(536,524)	(531,949)	4,575
Randgold Resources Ltd. (Metals & Mining)	(107,579)	(106,773)	806
SABMiller PLC (Beverages)	(100,026)	(99,031)	995
Serco Group PLC (Commercial Services & Supplies)	(167,769)	(166,186)	1,583
Severn Trent PLC (Water Utilities)	(115,651)	(114,487)	1,164

Shire PLC (Pharmaceuticals)	(48,322)	(47,902)	420
St. Modwen Properties PLC (Real Estate Management & Development)	(59,113)	(58,512)	601
The Carphone Warehouse Group PLC (Specialty Retail)	(91,683)	(90,404)	1,279
Wincanton PLC (Air Freight & Logistics)	(188,543)	(186,665)	1,878

			47,313

TOTAL SHORT POSITIONS OF TOTAL RETURN SWAP	(23,584,152)	(23,383,899)	200,253

NET LONG AND SHORT POSITIONS OF TOTAL RETURN SWAP			$(33,550)

NET FINANCING COST			$7,125

CORPORATE ACTIONS			$(24,594)

NET SWAP CONTRACT			$(51,019)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the current swap value.

Credit Suisse First Boston Corp. acts as the counterparty for the Fund’s swap contract. Termination date for this contract is January 5, 2014.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2009, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Australian Dollar	Purchase	05/01/09	$21,187	$21,800	$613
Euro	Purchase	05/04/09	26,142	26,462	320
Japanese Yen	Sale	05/07/09	242,955	238,009	4,946

TOTAL					$5,879

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Danish Krone	Sale	05/01/09	$33,354	$33,747	$(393)
Norwegian Krone	Sale	05/04/09	28,385	28,935	(550)
Swedish Krona	Sale	05/04/09	91,865	93,233	(1,368)

TOTAL					$(2,311)

FUTURES CONTRACTS — At April 30, 2009, the following futures contracts were open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Gain

Dow Jones Euro Stoxx 50 Index	32	June 2009	$985,656	$160,366
FTSE 100 Index	7	June 2009	435,653	42,335
SPI 200 Index	2	June 2009	136,847	13,146
TOPIX Index	6	June 2009	511,661	73,399

TOTAL				$289,246

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 97.2%

Argentina – 0.0%
3,475	Banco Macro SA ADR (Banks)	$41,700

Brazil – 14.8%
235,900	Banco do Brasil SA (Banks)	2,020,661
252,600	Banco do Estado do Rio Grande do Sul SA Preference B Shares (Banks)	825,094
186,400	Centrais Eletricas Brasileiras SA (Utilities)*	2,467,791
205,500	Centrais Eletricas Brasileiras SA Preference B Shares (Utilities)*	2,649,311
19,000	Companhia de Saneamento de Minas Gerais – Copasa MG (Utilities)	205,802
93,400	Companhia Vale do Rio Doce ADR (Materials)(a)	1,542,034
210,000	Companhia Vale do Rio Doce Preference A Shares (Materials)	2,949,085
43,500	Equatorial Energia SA (Utilities)	270,863
54,200	Investimentos Itau SA Preference Shares (Banks)	231,761
79,825	Itau Unibanco Banco Multiplo SA ADR Preference Shares (Banks)	1,096,001
161,750	Petroleo Brasileiro SA ADR (Energy)	5,429,947
402,500	Petroleo Brasileiro SA Preference Shares (Energy)	5,446,470
48,800	Souza Cruz SA (Food, Beverage & Tobacco)	1,038,891

		26,173,711

Chile – 1.0%
914,416	Centros Comerciales Sudamericanos SA (Food & Staples Retailing)	1,809,184
2,007	Empresas CMPC SA (Materials)	44,815

		1,853,999

China – 11.8%
1,178,000	Agile Property Holdings Ltd. Class H (Real Estate)	876,030
372,000	Angang Steel Co. Ltd. Class H (Materials)	441,856
3,282,000	Bank of China Ltd. Class H (Banks)	1,216,885
8,068,000	China Construction Bank Corp. Class H (Banks)	4,657,805
5,106,000	China Telecom Corp. Ltd. Class H (Telecommunication Services)	2,513,516
2,346,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles & Components)	1,745,765
320,000	Harbin Power Equipment Co. Ltd. Class H (Capital Goods)	239,385
9,700	Netease.com, Inc. ADR Class H (Software & Services)*	292,746

4,496,000	PetroChina Co. Ltd. Class H (Energy)	3,918,575
55,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	339,762
1,331,000	Shui On Land Ltd. Class H (Real Estate)	570,516
1,556,500	Sino-Ocean Land Holdings Ltd. Class H (Real Estate)	1,143,800
2,096,000	Yanzhou Coal Mining Co. Ltd. Class H (Energy)	1,976,974
1,236,000	Zijin Mining Group Co. Ltd. Class H (Materials)	946,661

		20,880,276

Egypt – 1.4%
874,403	Telecom Egypt (Telecommunication Services)	2,481,569

Hong Kong – 8.1%
528,000	Chaoda Modern Agriculture Holdings Ltd. (Food, Beverage & Tobacco)	300,174
86,000	China Everbright Ltd. (Diversified Financials)	166,424
494,000	China Mobile Ltd. (Telecommunication Services)	4,265,804
1,666,000	China Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	829,333
3,589,000	CNOOC Ltd. (Energy)	4,006,469
2,770,000	Guangdong Investment Ltd. (Utilities)	1,141,052
202,800	Lee & Man Paper Manufacturing Ltd. (Materials)	150,311
643,000	Nine Dragons Paper Holdings Ltd. (Materials)	291,032
8,554,000	Shenzhen Investment Ltd. (Real Estate)	2,466,501
566,500	Shimao Property Holdings Ltd. (Real Estate)	629,143

		14,246,243

Hungary – 0.2%
6,508	Egis Gyogyszergyar Nyrt (Pharmaceuticals, Biotechnology & Life Sciences)*	359,801

India – 4.0%
10,875	Bajaj Holdings and Investment Ltd. (Diversified Financials)	74,368
476,921	Bank of India (Banks)	2,254,039
29,379	Bharat Petroleum Corp. Ltd. (Energy)	228,346
134,338	CESC Ltd. (Utilities)	628,396
12,497	Hindustan Zinc Ltd. (Materials)	121,304
94,129	Housing Development & Infrastructure Ltd. (Real Estate)	278,258

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
India – (continued)

85,731	ICICI Bank Ltd. (Banks)	$829,686
133,749	Indiabulls Financial Services Ltd. (Diversified Financials)	303,634
330,659	Indiabulls Real Estate Ltd. (Real Estate)	860,935
56,415	Steel Authority of India Ltd. (Materials)	124,272
128,881	Sterlite Industries India Ltd. (Materials)	1,076,010
71,374	The Great Eastern Shipping Co. Ltd. (Energy)	295,552

		7,074,800

Indonesia – 5.4%
226,000	PT Astra Agro Lestari Tbk (Food, Beverage & Tobacco)	333,988
1,191,500	PT Astra International Tbk (Automobiles & Components)	2,007,581
6,529,000	PT Bakrieland Development Tbk (Real Estate)*	100,579
3,912,500	PT Bank Central Asia Tbk (Banks)	1,226,499
5,073,500	PT Bank Mandiri Persero Tbk (Banks)	1,318,577
4,847,000	PT Bank Negara Indonesia Persero Tbk (Banks)	566,252
1,006,500	PT Bank Rakyat Indonesia (Banks)	546,069
2,005,500	PT Indah Kiat Pulp and Paper Corp. Tbk (Materials)*	211,814
659,000	PT Indosat Tbk (Telecommunication Services)	345,410
3,845,000	PT Telekomunikasi Indonesia Tbk (Telecommunication Services)	2,793,718

		9,450,487

Israel – 2.7%
15,355	Harel Insurance Investments & Financial Services Ltd. (Insurance)*	478,226
12,467	Mizrahi Tefahot Bank Ltd. (Banks)	68,986
10,262	Nice Systems Ltd. ADR (Technology Hardware & Equipment)*	262,810
63,857	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	2,802,683
2,804	The Israel Corp. Ltd. (Materials)	1,180,847

		4,793,552

Malaysia – 0.3%
197,100	PPB Group Berhad (Food, Beverage & Tobacco)	585,427

Mexico – 6.5%
195,265	America Movil SAB de CV ADR Series L (Telecommunication Services)	6,414,455
196,350	Cemex SAB de CV ADR (Materials)*(a)	1,468,698
431,700	Controladora Comercial Mexicana SA de CV (Food & Staples Retailing)*	160,410
1,240	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	35,104
57,980	Grupo Aeroportuario del Pacifico SAB de CV ADR (Transportation)(a)	1,192,069
5,190	Grupo Elektra SA de CV (Retailing)	219,156
159,400	Grupo Financiero Banorte SAB de CV Class O (Banks)	245,923
2,152,969	Grupo Mexico SAB de CV Series B (Materials)	1,668,606

		11,404,421

Poland – 0.4%
36,704	KGHM Polska Miedz SA (Materials)	643,185

Russia – 5.8%
108,300	Mechel ADR (Materials)(a)	576,156
49,538	Novolipetsk Steel OJSC (Registered) GDR (Materials)	748,776
213,977	OAO Gazprom ADR (Energy)	3,787,393
582,445	Sberbank RF (Banks)	484,148
535,088	Surgutneftegaz ADR (Energy)*(a)	3,772,370
2,587,084	Surgutneftegaz Preference Shares (Energy)*	773,117

		10,141,960

South Africa – 7.7%
273,109	Gold Fields Ltd. ADR (Materials)	2,840,333
33,983	Harmony Gold Mining Co. Ltd. ADR (Materials)*	316,722
29,846	Impala Platinum Holdings Ltd. (Materials)	570,268
292,699	JD Group Ltd. (Retailing)	1,172,978
159,969	MTN Group Ltd. (Telecommunication Services)	2,076,908
158,392	Nedbank Group Ltd. (Banks)	1,615,483
247,866	Remgro Ltd. (Diversified Financials)	2,109,681
204,941	Shoprite Holdings Ltd. (Food & Staples Retailing)	1,227,802
128,078	Standard Bank Group Ltd. (Banks)	1,237,516
27,368	Telkom South Africa Ltd. (Telecommunication Services)	344,831

		13,512,522

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

South Korea – 8.3%
19,940	Binggrae Co. Ltd. (Food, Beverage & Tobacco)	$626,155
58,740	Daishin Securities Co. Ltd. (Diversified Financials)*	817,096
2,166	Hyundai Heavy Industries Co. Ltd. (Capital Goods)	388,345
29,085	Hyundai Mipo Dockyard Co. Ltd. (Capital Goods)	3,388,743
1,099	KCC Corp. (Capital Goods)	304,838
398	Lotte Confectionery Co. Ltd. (Food, Beverage & Tobacco)	320,422
11,498	Lotte Shopping Co. Ltd. (Retailing)	2,008,284
6,541	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,020,353
40,010	SK Holdings Co. Ltd. (Capital Goods)	3,700,965

		14,575,201

Taiwan – 16.8%
495,000	Asia Optical Co., Inc. (Consumer Durables & Apparel)	564,660
91,196	AU Optronics Corp. (Technology Hardware & Equipment)	97,022
4,051,000	BES Engineering Corp. (Capital Goods)	988,931
928,000	China Life Insurance Co. Ltd. (Insurance)*	395,438
491,000	Compal Electronics, Inc. (Technology Hardware & Equipment)	416,387
447,000	Coretronic Corp. (Technology Hardware & Equipment)	386,167
920,000	CTCI Corp. (Capital Goods)	679,205
297,000	Evergreen Marine Corp. (Transportation)	148,031
519,000	Formosa Plastics Corp. (Materials)	914,438
335,000	Formosa Taffeta Co. Ltd. (Consumer Durables & Apparel)	215,303
2,387,000	Fubon Financial Holding Co. Ltd. (Diversified Financials)	1,850,210
114,200	HTC Corp. (Technology Hardware & Equipment)	1,546,456
98,000	LITE-ON IT Corp. (Technology Hardware & Equipment)	51,478
81,000	Lite-On Technology Corp. (Technology Hardware & Equipment)	64,824
2,476,925	Macronix International Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,031,113
203,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	2,111,215

680,000	Micro-Star International Co. Ltd. (Technology Hardware & Equipment)	416,995
922,000	Polaris Securities Co. Ltd. (Diversified Financials)	344,513
3,144,000	Quanta Computer, Inc. (Technology Hardware & Equipment)	4,680,981
225,000	Shihlin Electric & Engineering Corp. (Capital Goods)	224,868
128,000	Soft-World International Corp. (Software & Services)	506,987
326,000	Taiwan Cement Corp. (Materials)	311,457
1,049,175	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	11,089,779
1,244,000	Waterland Financial Holdings (Diversified Financials)	300,950
830,000	Yieh Phui Enterprise (Materials)	268,708

		29,606,116

Turkey – 2.0%
1,478,478	Eczacibasi Ilac Sanayi (Pharmaceuticals, Biotechnology & Life Sciences)	1,116,860
55,913	Haci Omer Sabanci Holding AS (Diversified Financials)	142,982
136,723	Koc Holding AS (Capital Goods)*	249,544
416,352	Turk Hava Yollari Anonim Ortakligi (Transportation)*	2,038,084

		3,547,470

TOTAL COMMON STOCKS
(Cost $161,816,314)		$171,372,440

Exchange Traded Fund – 1.6%

Other – 1.6%
95,000	iShares MSCI Emerging Markets Index Fund	$2,721,750
(Cost $2,164,206)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Shares	Rate	Value

Investment Company(b) – 0.0%

JPMorgan U.S. Government Money Market Fund – Capital Shares
43,570	0.377%	$43,570
(Cost $43,570)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $164,024,090)		$174,137,760

Securities Lending Reinvestment Vehicle(b)(c) – 3.2%

Boston Global Investment Trust – Enhanced Portfolio II
5,748,421	0.463%	$5,685,189
(Cost $5,663,347)

TOTAL INVESTMENTS – 102.0%
(Cost $169,687,437)		$179,822,949

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.0)%		(3,580,472)

NET ASSETS – 100.0%		$176,242,477

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2009.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 96.7%

Australia – 4.2%
242,044	AGL Energy Ltd. (Multi-Utilities)	$2,663,045
515,552	Amcor Ltd. (Containers & Packaging)	1,799,951
207,168	ASX Ltd. (Diversified Financial Services)	4,911,173
258,394	Australia and New Zealand Banking Group Ltd. (Commercial Banks)	2,979,855
81,363	Bendigo and Adelaide Bank Ltd. (Commercial Banks)	405,147
809,992	BHP Billiton Ltd. (Metals & Mining)	19,567,442
466,259	Caltex Australia Ltd. (Oil, Gas & Consumable Fuels)	3,329,421
134,434	Coca-Cola Amatil Ltd. (Beverages)	892,443
17,472	Cochlear Ltd. (Health Care Equipment & Supplies)	630,244
304,920	Commonwealth Bank of Australia (Commercial Banks)	7,791,064
81,100	Computershare Ltd. (IT Services)	537,616
1,320,483	Goodman Fielder Ltd. (Food Products)	1,099,974
633,192	Macquarie Airports (Transportation Infrastructure)	834,614
138,367	Macquarie Group Ltd. (Capital Markets)	3,347,388
2,163,479	Metcash Ltd. (Food & Staples Retailing)	6,534,241
310,794	National Australia Bank Ltd. (Commercial Banks)	4,648,002
15,034	QBE Insurance Group Ltd. (Insurance)	237,760
1,098,700	Tatts Group Ltd. (Hotels, Restaurants & Leisure)	2,203,117
134,153	Wesfarmers Ltd. (Food & Staples Retailing)	2,204,312
499,810	Westfield Group (REIT)	3,901,371
99,112	WorleyParsons Ltd. (Energy Equipment & Services)	1,307,308

		71,825,488

Austria – 2.1%
235,456	Erste Groupe Bank AG(a) (Commercial Banks)	4,912,925
102,552	Oesterreichische Elektrizitaetswirtschafts AG (Verbund) (Electric Utilities)	4,211,046
419,858	OMV AG (Oil, Gas & Consumable Fuels)	13,007,231
30,242	Strabag SE (Construction & Engineering)	699,400

653,215	Telekom Austria AG (Diversified Telecommunication Services)	8,592,126
30,397	Vienna Insurance Group (Insurance)	1,185,008
135,018	voestalpine AG(a) (Metals & Mining)	2,583,257
5,939	Wienerberger AG (Building Products)	69,891

		35,260,884

Belgium – 2.6%
312,517	Anheuser-Busch InBev NV(a) (Beverages)	9,566,824
201,831	Delhaize Group (Food & Staples Retailing)	13,612,431
76,389	KBC GROEP NV (Commercial Banks)	1,679,137
157,680	Mobistar SA (Wireless Telecommunication Services)	9,435,735
293,336	UCB SA(a) (Pharmaceuticals)	7,983,879
88,400	Umicore(a) (Chemicals)	1,732,488

		44,010,494

Denmark – 1.5%
303	A.P. Moller – Maersk A/S(a) (Marine)	1,730,897
1,461	A.P. Moller – Maersk A/S Class B (Marine)	8,486,460
14,819	Carlsberg A/S Class B (Beverages)	721,222
137,472	Danisco A/S (Food Products)	4,502,221
54,387	Danske Bank A/S* (Commercial Banks)	606,189
70,922	FLSmidth & Co. A/S* (Construction & Engineering)	2,299,022
70,812	Novo Nordisk A/S Class B (Pharmaceuticals)	3,389,729
30,062	Novozymes A/S Class B* (Chemicals)	2,047,776
13,140	Vestas Wind Systems A/S* (Electrical Equipment)	867,069
15,132	William Demant Holding A/S* (Health Care Equipment & Supplies)	720,328

		25,370,913

Finland – 1.8%
376,000	Elisa Oyj (Diversified Telecommunication Services)	4,978,116
313,998	Kesko Oyj Class B(a) (Food & Staples Retailing)	8,164,866
47,604	Metso Corp. (Machinery)	728,973
736,908	Nokia Oyj(a) (Communications Equipment)	10,466,630

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Finland – (continued)

112,552	Orion Oyj Class B (Pharmaceuticals)	$1,630,009
90,678	Rautaruukki Oyj (Metals & Mining)	1,687,205
47,662	Sampo Oyj(a) (Insurance)	889,118
76,650	Wartsila Corp. (Machinery)	2,527,157

		31,072,074

France – 9.1%
87,825	Alstom SA (Electrical Equipment)	5,474,780
368,776	AXA SA(a) (Insurance)	6,196,054
240,242	BNP Paribas (Commercial Banks)	12,647,244
100,756	Casino Guichard-Perrachon SA (Food & Staples Retailing)	6,285,470
86,366	Christian Dior SA (Textiles, Apparel & Luxury Goods)	5,787,173
149,396	Compagnie Generale de Geophysique-Veritas* (Energy Equipment & Services)	2,158,342
47,902	PPR(a) (Multiline Retail)	3,669,913
59,584	PSA Peugeot Citroen (Automobiles)	1,375,955
72,779	Publicis Groupe(a) (Media)	2,224,478
626,054	Sanofi-Aventis(a) (Pharmaceuticals)	36,256,083
128,546	Schneider Electric SA(a) (Electrical Equipment)	9,782,142
165,657	SCOR SE (Insurance)	3,476,713
33,530	SES (Media)	605,275
49,383	Societe BIC SA (Commercial Services & Supplies)	2,651,034
42,134	Technip SA(a) (Energy Equipment & Services)	1,810,082
415,709	Total SA (Oil, Gas & Consumable Fuels)	20,800,288
16,046	Unibail-Rodamco (REIT)	2,392,867
464,760	Valeo SA*(a) (Auto Components)	9,577,067
842,202	Vivendi SA(a) (Media)	22,645,998

		155,816,958

Germany – 7.2%
195,955	Adidas AG(a) (Textiles, Apparel & Luxury Goods)	7,403,628
154,012	Allianz SE(a) (Insurance)	14,211,144
552,046	BASF SE(a) (Chemicals)	20,832,871
23,279	Bayerische Motoren Werke (BMW) AG (Automobiles)	806,595
272,083	Daimler AG(a) (Automobiles)	9,754,203
135,026	Deutsche Bank AG(a) (Capital Markets)	7,200,553
13,591	Deutsche Boerse AG (Diversified Financial Services)	1,004,029
802,195	Deutsche Lufthansa AG (Airlines)	10,233,357

496,552	Deutsche Telekom AG(a) (Diversified Telecommunication Services)	6,004,868
188,579	E.ON AG(a) (Electric Utilities)	6,377,164
177,806	GEA Group AG (Machinery)	2,338,573
3,902	HeidelbergCement AG (Construction Materials)	164,547
40,291	Hochtief AG (Construction & Engineering)	1,973,273
71,135	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	9,828,721
15,964	Q-Cells SE* (Electrical Equipment)	335,628
78,693	RWE AG(a) (Multi-Utilities)	5,672,852
22,404	Salzgitter AG (Metals & Mining)	1,593,644
112,553	Siemens AG (Industrial Conglomerates)	7,567,471
156,478	Suedzucker AG(a) (Food Products)	3,028,580
293,501	ThyssenKrupp AG (Metals & Mining)	6,279,075
9,933	Wacker Chemie AG (Chemicals)	1,028,102

		123,638,878

Greece – 0.3%
87,290	Hellenic Petroleum SA (Oil, Gas & Consumable Fuels)	845,949
705,777	Marfin Investment Group SA* (Capital Markets)	3,026,292
76,629	National Bank of Greece SA (Commercial Banks)	1,593,565

		5,465,806

Hong Kong – 4.3%
1,758,000	Boc Hong Kong Holdings Ltd. (Commercial Banks)	2,487,456
408,000	Cathay Pacific Airways Ltd. (Airlines)	473,803
449,000	Cheung Kong (Holdings) Ltd. (Real Estate Management & Development)	4,671,876
129,000	Cheung Kong Infrastructure Holdings Ltd. (Electric Utilities)	500,184
1,250,000	Chinese Estates Holdings Ltd. (Real Estate Management & Development)	1,554,576
1,132,500	CLP Holdings Ltd. (Electric Utilities)	7,649,749
442,900	Esprit Holdings Ltd. (Specialty Retail)	2,713,756
1,452,000	Foxconn International Holdings Ltd.* (Communications Equipment)	892,968

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)

834,000	Hang Lung Group Ltd. (Real Estate Management & Development)	$3,054,451
310,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	881,994
372,300	Hang Seng Bank Ltd. (Commercial Banks)	4,128,848
130,000	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	243,224
628,000	Hong Kong Electric Holdings Ltd. (Electric Utilities)	3,715,489
408,900	Hong Kong Exchanges & Clearing Ltd. (Diversified Financial Services)	4,707,260
342,000	Hopewell Holdings Ltd. (Real Estate Management & Development)	878,207
1,499,000	Hutchison Telecommunications Hong Kong Holdings Ltd.* (Wireless Telecommunication Services)	145,064
1,499,000	Hutchison Telecommunications International Ltd. (Wireless Telecommunication Services)	280,456
1,342,000	Hutchison Whampoa Ltd. (Industrial Conglomerates)	7,869,963
325,000	Hysan Development Co. Ltd. (Real Estate Management & Development)	590,243
50,500	Kerry Properties Ltd. (Real Estate Management & Development)	154,431
684,739	Kingboard Chemical Holdings Ltd. (Electronic Equipment, Instruments & Components)	1,659,898
850,000	Li & Fung Ltd. (Distributors)	2,388,001
776,000	Mongolia Energy Corp. Ltd.* (Oil, Gas & Consumable Fuels)	224,288
99,000	MTR Corp. Ltd. (Road & Rail)	251,650
637,000	New World Development Co. Ltd. (Real Estate Management & Development)	843,300
230,000	Orient Overseas International Ltd. (Marine)	660,286
857,000	Pacific Basin Shipping Ltd. (Marine)	423,759
100,000	Sino Land Co. Ltd. (Real Estate Management & Development)	129,031
404,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	4,209,392
1,386,500	Swire Pacific Ltd. (Real Estate Management & Development)	10,838,107
882,016	The Link (REIT)	1,716,869

913,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	1,972,493
151,500	Yue Yuen Industrial (Holdings) Ltd. (Textiles, Apparel & Luxury Goods)	337,794

		73,248,866

Ireland – 0.3%
54,448	CRH PLC (Construction Materials)	1,404,801
160,421	Kerry Group PLC (Food Products)	3,277,183

		4,681,984

Italy – 4.7%
3,387,828	Enel SpA (Electric Utilities)	18,363,648
574,371	Eni SpA (Oil, Gas & Consumable Fuels)	12,325,499
148,113	Exor SpA* (Diversified Financial Services)	1,895,013
90,385	Fiat SpA* (Automobiles)	883,637
3,442,583	Intesa Sanpaolo (Commercial Banks)	10,967,578
62,135	Italcementi SpA (Construction Materials)	747,992
8,174,336	Parmalat SpA(a) (Food Products)	16,235,185
870,216	Telecom Italia SpA (Diversified Telecommunication Services)	777,420
4,999,311	Telecom Italia SpA(a) (Diversified Telecommunication Services)	6,321,600
4,650,211	UniCredit SpA (Commercial Banks)	11,323,126

		79,840,698

Japan – 22.9%
53,600	Aisin Seiki Co. Ltd. (Auto Components)	1,100,750
868,400	Alps Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	4,644,018
1,818,000	AMADA Co. Ltd. (Machinery)	11,257,768
2,213,000	Asahi Kasei Corp. (Chemicals)	8,896,363
683,000	Astellas Pharma, Inc. (Pharmaceuticals)	22,209,169
278,400	Brother Industries Ltd. (Office Electronics)	2,262,788
214,200	Canon Marketing Japan, Inc. (Distributors)	2,590,109
352,400	Canon, Inc. (Office Electronics)	10,545,813
22,000	Credit Saison Co. Ltd. (Consumer Finance)	247,150
236,000	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	2,498,252

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

93,000	Daicel Chemical Industries Ltd. (Chemicals)	$390,761
209,200	Dainippon Sumitomo Pharma Co. Ltd. (Pharmaceuticals)	1,660,407
103,800	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	4,328,266
61,000	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	532,741
31,100	Denso Corp. (Auto Components)	735,168
2,500	Elpida Memory, Inc.* (Semiconductors & Semiconductor Equipment)	26,567
795,000	Fuji Heavy Industries Ltd. (Automobiles)	3,201,498
1,774	Fuji Media Holdings, Inc. (Media)	1,977,785
274,900	FUJIFILM Holdings Corp. (Electronic Equipment, Instruments & Components)	7,072,696
618,000	Fukuoka Financial Group, Inc. (Commercial Banks)	1,904,414
625,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	2,183,948
773,800	Honda Motor Co. Ltd. (Automobiles)	22,677,682
52,900	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)	3,907,191
52,000	Isuzu Motors Ltd. (Automobiles)	85,946
25,500	Japan Petroleum Exploration Co. Ltd. (Oil, Gas & Consumable Fuels)	1,006,551
346	Japan Prime Realty Investment Corp. (REIT)	595,997
185,900	JFE Holdings, Inc. (Metals & Mining)	5,077,521
303,000	Kaneka Corp. (Chemicals)	1,757,061
13,000	Kao Corp. (Household Products)	243,997
515,000	Kawasaki Kisen Kaisha Ltd. (Marine)	1,940,428
107,000	Keisei Electric Railway Co. Ltd. (Road & Rail)	508,754
66,000	Konica Minolta Holdings, Inc. (Office Electronics)	545,196
1,093,000	Kubota Corp.(a) (Machinery)	6,569,401
606,100	Leopalace21 Corp. (Real Estate Management & Development)	4,439,855
57,400	Makita Corp. (Household Durables)	1,325,461
40,400	Marui Group Co. Ltd. (Multiline Retail)	222,851
284,000	Matsui Securities Co. Ltd. (Capital Markets)	2,013,237

1,859,000	Mazda Motor Corp. (Automobiles)	4,629,319
539,000	Mitsubishi Electric Corp. (Electrical Equipment)	2,870,615
7,000	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	32,438
319,000	Mitsubishi Heavy Industries Ltd. (Machinery)	1,044,198
58,000	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals)	553,613
1,827,100	Mitsubishi UFJ Financial Group, Inc. (Commercial Banks)	9,966,589
61,700	Mitsui & Co. Ltd. (Trading Companies & Distributors)	654,425
1,068,000	Mitsui O.S.K. Lines Ltd. (Marine)	6,103,071
21,000	Mitsui Sumitomo Insurance Group Holdings, Inc. (Insurance)	572,955
4,500	Mitsumi Electric Co. Ltd. (Computers & Peripherals)	74,057
4,666,600	Mizuho Financial Group, Inc.(a) (Commercial Banks)	9,840,425
134,800	Namco Bandai Holdings, Inc. (Leisure Equipment & Products)	1,341,294
1,184,000	NEC Corp.* (Computers & Peripherals)	3,936,415
164,400	NEC Electronics Corp.* (Semiconductors & Semiconductor Equipment)	1,733,052
39,700	Nintendo Co. Ltd. (Software)	10,673,777
163	Nippon Building Fund, Inc. (REIT)	1,324,329
1,725,000	Nippon Express Co. Ltd. (Road & Rail)	6,151,846
206,500	Nippon Mining Holdings, Inc. (Oil, Gas & Consumable Fuels)	937,639
565,100	Nippon Telephone & Telegraph Corp. (Diversified Telecommunication Services)	21,293,241
2,783,000	Nippon Yusen Kabushiki Kaisha (Marine)	11,400,058
1,087,800	Nissan Motor Co. Ltd. (Automobiles)	5,677,755
729,000	Nisshin Seifun Group, Inc. (Food Products)	7,505,894
3,284,000	Nisshin Steel Co. Ltd. (Metals & Mining)	6,336,155
75,000	Nisshinbo Industries, Inc. (Textiles, Apparel & Luxury Goods)	791,039
231,500	Nomura Real Estate Holdings, Inc.(a) (Real Estate Management & Development)	3,789,675
1,818	NTT DoCoMo, Inc. (Wireless Telecommunication Services)	2,536,816

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

5,581,000	Osaka Gas Co. Ltd. (Gas Utilities)	$17,685,762
458,000	Ricoh Co. Ltd. (Office Electronics)	5,662,652
36,000	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,207,828
819,000	Sekisui Chemical Co. Ltd. (Household Durables)	4,300,137
555,000	Sekisui House Ltd. (Household Durables)	4,789,833
148,000	Sharp Corp. (Household Durables)	1,558,401
10,800	Shin-Etsu Chemical Co. Ltd. (Chemicals)	524,910
921,000	Sompo Japan Insurance, Inc. (Insurance)	5,550,439
20,800	Sony Corp. (Household Durables)	533,604
55,600	STEKT Corp. (Electric Utilities)	1,147,437
796,000	Sumitomo Corp. (Trading Companies & Distributors)	6,928,803
98,300	Sumitomo Electric Industries Ltd. (Electrical Equipment)	957,633
217,100	Sumitomo Mitsui Financial Group, Inc.(a) (Commercial Banks)	7,529,283
32,400	Sumitomo Rubber Industries Ltd. (Auto Components)	223,320
39,550	T&D Holdings, Inc. (Insurance)	1,182,445
238,600	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	8,461,887
1,989,000	The Bank of Yokohama Ltd. (Commercial Banks)	8,434,322
957,000	The Sumitomo Trust & Banking Co. Ltd. (Commercial Banks)	4,004,732
540,000	Toho Gas Co. Ltd. (Gas Utilities)	2,298,754
235,700	Tokio Marine Holdings, Inc. (Insurance)	6,216,180
877,000	Tokyo Gas Co. Ltd. (Gas Utilities)	3,324,879
346,300	Tokyo Steel Manufacturing Co. Ltd. (Metals & Mining)	3,546,914
424,000	Tokyu Land Corp. (Real Estate Management & Development)	1,418,897
1,088,000	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	8,244,472
29,500	Toyo Seikan Kaisha Ltd. (Containers & Packaging)	488,524
69,000	Toyo Suisan Kaisha Ltd. (Food Products)	1,349,027
3,400	Toyoda Gosei Co. Ltd. (Auto Components)	66,228

167,700	Toyota Motor Corp. (Automobiles)	6,637,358
781	West Japan Railway Co. (Road & Rail)	2,395,064
273,500	Yamaha Corp. (Leisure Equipment & Products)	3,125,168
403,300	Yamaha Motor Co. Ltd. (Automobiles)	4,263,283
2,200	Yamato Kogyo Co. Ltd. (Metals & Mining)	49,858
5,600	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	28,619

		390,090,903

Luxembourg(a) – 0.0%
22,268	ArcelorMittal (Metals & Mining)	521,613

Netherlands – 1.3%
370,353	European Aeronautic Defence & Space Co.(a) (Aerospace & Defense)	5,345,528
446,807	Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	10,247,385
271,709	Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	6,148,902

		21,741,815

New Zealand – 0.0%
143,452	Auckland International Airport Ltd. (Transportation Infrastructure)	134,710

Norway – 1.7%
586,600	Aker Solutions ASA (Energy Equipment & Services)	3,546,508
222,100	Den Norske Bank (Commercial Banks)	1,382,405
83,800	Frontline Ltd. (Oil, Gas & Consumable Fuels)	1,657,536
58,000	Renewable Energy Corp. A/S* (Electrical Equipment)	534,481
283,550	Seadrill Ltd.(a) (Energy Equipment & Services)	3,026,261
677,650	StatoilHydro ASA (Oil, Gas & Consumable Fuels)	12,629,695
758,400	Telenor ASA (Diversified Telecommunication Services)	4,716,565
72,300	Yara International ASA (Chemicals)	1,937,688

		29,431,139

Singapore – 0.6%
171,000	Ascendas Real Estate Investment Trust (REIT)	153,622
203,000	CapitaMall Trust (REIT)	171,395

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)

54,000	City Developments Ltd. (Real Estate Management & Development)	$236,353
74,000	ComfortDelGro Corp. Ltd. (Road & Rail)	70,547
131,000	DBS Group Holdings Ltd. (Commercial Banks)	832,810
3,556,000	Golden Agri-Resources Ltd. (Food Products)	877,483
72,523	Jardine Cycle & Carriage Ltd. (Distributors)	693,644
541,600	Noble Group Ltd. (Trading Companies & Distributors)	469,207
214,000	Oversea-Chinese Banking Corp. Ltd. (Commercial Banks)	849,929
373,000	SembCorp Industries Ltd. (Industrial Conglomerates)	682,334
136,520	Singapore Airlines Ltd. (Airlines)	981,863
56,000	Singapore Exchange Ltd. (Diversified Financial Services)	234,898
704,780	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	1,211,009
188,000	United Overseas Bank Ltd. (Commercial Banks)	1,449,045
419,000	UOL Group Ltd. (Real Estate Management & Development)	623,935

		9,538,074

Spain – 7.4%
2,273,498	Banco Bilbao Vizcaya Argentaria SA (Commercial Banks)	24,639,371
354,467	Banco Popular Espanol SA (Commercial Banks)	2,921,503
3,992,997	Banco Santander SA (Commercial Banks)	38,408,375
16,040	Fomento de Construcciones y Contratas SA (Construction & Engineering)	576,191
2,277,581	Iberdrola SA (Electric Utilities)	17,935,502
435,724	Repsol YPF SA (Oil, Gas & Consumable Fuels)	8,282,099
1,730,815	Telefonica SA (Diversified Telecommunication Services)	32,792,214

		125,555,255

Sweden – 4.1%
744,570	Alfa Laval AB(a) (Machinery)	6,595,394
288,732	Electrolux AB Series B*(a) (Household Durables)	3,253,346
28,709	Investor AB Class B (Diversified Financial Services)	419,339
16,614	Millicom International Cellular SA(a) (Wireless Telecommunication Services)	817,353

61,531	Modern Times Group MTG AB Class B (Media)	1,686,598
777,682	Nordea Bank AB(a) (Commercial Banks)	5,784,664
48,242	Sandvik AB (Machinery)	320,840
14,322	Scania AB Class B (Machinery)	153,558
127,394	Skandinaviska Enskilda Banken AB* (Commercial Banks)	494,559
841,842	Skanska AB Class B (Construction & Engineering)	9,080,131
426,381	SSAB Svenskt Stal AB (Metals & Mining)	4,121,044
19,071	SSAB Svenskt Stal AB Series B (Metals & Mining)	174,249
25,721	Svenska Cellulosa AB Class B (Paper & Forest Products)	250,996
61,270	Svenska Handelsbanken AB (Commercial Banks)	1,067,352
125,684	Swedbank AB* (Commercial Banks)	707,755
830,879	Swedish Match AB(a) (Tobacco)	11,856,750
1,319,945	Telefonaktiebolaget LM Ericsson Class B(a) (Communications Equipment)	11,211,471
2,073,757	TeliaSonera AB* (Diversified Telecommunication Services)	9,729,994
422,097	Volvo AB Class B (Machinery)	2,752,187

		70,477,580

Switzerland – 4.1%
473,046	ABB Ltd.* (Electrical Equipment)	6,696,599
69,483	Actelion Ltd.* (Biotechnology)	3,165,622
47,888	Baloise Holding AG (Insurance)	3,515,533
334,176	Compagnie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	5,982,284
160,697	Credit Suisse Group(a) (Capital Markets)	6,279,481
60,097	Julius Baer Holding AG (Capital Markets)	1,971,463
27,373	Lonza Group AG(a) (Life Sciences Tools & Services)	2,511,146
383,739	Nestle SA(a) (Food Products)	12,508,626
177,528	Novartis AG (Pharmaceuticals)	6,719,131
35,696	Roche Holding AG (Pharmaceuticals)	4,501,413
4,925	Sulzer AG (Machinery)	267,676
32,336	Syngenta AG (Chemicals)	6,903,424
28,481	Synthes, Inc. (Health Care Equipment & Supplies)	2,881,598
424,800	UBS AG* (Capital Markets)	5,835,257

		69,739,253

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – 16.5%
338,306	Antofagasta PLC (Metals & Mining)	$2,903,341
564,738	AstraZeneca PLC (Pharmaceuticals)	19,774,458
565,070	Aviva PLC (Insurance)	2,601,593
2,914,651	BAE Systems PLC (Aerospace & Defense)	15,331,737
888,558	Barclays PLC (Commercial Banks)	3,607,615
632,022	BG Group PLC (Oil, Gas & Consumable Fuels)	10,092,000
868,449	BHP Billiton PLC (Metals & Mining)	18,024,582
15,700	BP PLC (Oil, Gas & Consumable Fuels)	110,946
1,209,844	BP PLC ADR(a)(b) (Oil, Gas & Consumable Fuels)	51,369,976
1,623,633	Centrica PLC (Multi-Utilities)	5,428,373
363,515	Drax Group PLC (Independent Power Producers & Energy Traders)	2,756,658
292,105	Eurasian Natural Resources Corp. (Metals & Mining)	2,543,521
17,258	GlaxoSmithKline PLC ADR (Pharmaceuticals)	530,856
749,022	Home Retail Group PLC (Internet & Catalog Retail)	2,756,217
5,157,315	HSBC Holdings PLC (Commercial Banks)	36,675,872
43,893	ICAP PLC (Capital Markets)	243,012
3,342,350	J Sainsbury PLC (Food & Staples Retailing)	16,197,037
8,014	Kazakhmys PLC (Metals & Mining)	63,427
1,077,254	Kingfisher PLC (Specialty Retail)	2,932,511
381,225	Land Securities Group PLC (REIT)	3,143,805
23,065	Man Group PLC (Capital Markets)	86,497
3,339,772	Old Mutual PLC (Insurance)	3,327,396
988,076	Rexam PLC (Containers & Packaging)	4,576,789
126,294	Rio Tinto PLC (Metals & Mining)	5,131,477
878,611	RSA Insurance Group PLC (Insurance)	1,690,328
85,213	Schroders PLC (Capital Markets)	1,032,034
93,966	Standard Chartered PLC (Commercial Banks)	1,453,582
1,910,669	Tate & Lyle PLC (Food Products)	7,744,146
3,663,635	Thomas Cook Group PLC (Hotels, Restaurants & Leisure)	14,142,407

77,587	Thomson Reuters PLC (Media)	1,995,637
749,900	Tui Travel PLC (Hotels, Restaurants & Leisure)	2,795,152
35,790	Vedanta Resources PLC (Metals & Mining)	568,639
256,413	Vodafone Group PLC (Wireless Telecommunication Services)	471,277
891,610	Vodafone Group PLC ADR (Wireless Telecommunication Services)	16,361,044
6,072,844	William Morrison Supermarkets PLC (Food & Staples Retailing)	21,997,654
89,249	Xstrata PLC (Metals & Mining)	786,830

		281,248,426

TOTAL COMMON STOCKS
(Cost $1,929,244,719)		$1,648,711,811

Preferred Stocks – 0.3%

Germany – 0.3%
39,809	Fresenius SE(a) (Health Care Equipment & Supplies)	$2,053,126
43,202	Porsche Automobil Holding SE (Automobiles)	3,112,060

		5,165,186

TOTAL PREFERRED STOCKS
(Cost $5,923,372)		$5,165,186

Units	Description	Expiration Month	Value

Rights* – 0.0%

Belgium – 0.0%
211,257	Fortis (Commercial Banks)	07/14	$—
Italy – 0.0%
351,707	Snam Rete Gas SpA (Gas Utilities)	05/09	269,899

TOTAL RIGHTS
(Cost $314,781)			$269,899

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,935,482,872)			$1,654,146,896

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 16.1%

Boston Global Investment Trust – Enhanced Portfolio II

277,231,955	0.456%	$274,736,868
(Cost $273,459,290)

TOTAL INVESTMENTS – 113.1%
(Cost $2,208,942,162)		$1,928,883,764

LIABILITIES IN EXCESS OF OTHER ASSETS – (13.1)%		(224,021,549)

NET ASSETS – 100.0%		$1,704,862,215

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2009.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2009, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Australian Dollar	Sale	05/05/09	$9,694,296	$9,676,885	$17,411
Danish Krone	Purchase	05/05/09	18,696,235	18,701,409	5,174
Hong Kong Dollar	Purchase	05/05/09	19,673,548	19,674,259	711
Japanese Yen	Sale	05/08/09	364,210	363,256	954
Norwegian Krone	Purchase	05/06/09	5,470,609	5,497,217	26,608
Swedish Krona	Purchase	05/06/09	19,595,651	19,627,367	31,716

TOTAL					$82,574

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

British Pound	Sale	05/06/09	$10,299,276	$10,340,580	$(41,304)
Euro	Sale	05/05/09	15,099,030	15,122,762	(23,732)
Euro	Sale	05/06/09	25,772,613	25,813,127	(40,514)
New Zealand Dollar	Purchase	05/05/09	442,026	441,105	(921)
Singapore Dollar	Purchase	05/06/09	6,222,523	6,213,991	(8,532)
Swiss Franc	Sale	05/06/09	7,161,054	7,167,567	(6,513)

TOTAL					$(121,516)

FUTURES CONTRACTS — At April 30, 2009, the following futures contracts were open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Gain

Dow Jones Euro Stoxx 50 Index	661	June 2009	$20,359,962	$1,599,674
FTSE 100 Index	155	June 2009	9,646,613	563,182
Hang Seng Index	9	May 2009	893,433	28,129
SGX MSCI Singapore Index	16	May 2009	497,345	27,326
SPI 200 Index	41	June 2009	2,805,364	6,412
TOPIX Index	124	June 2009	10,574,326	36,160

TOTAL				$2,260,883

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 96.6%

Australia – 6.2%
28,614	AED Oil Ltd. (Energy)	$13,561
6,613	Andean Resources Ltd. (Materials)*	7,744
25,576	APA Group (Utilities)	54,961
31,749	APN News & Media Ltd. (Media)	32,271
14,146	Arrow Energy Ltd. (Energy)*	34,053
183,958	Australian Infrastructure Fund (Transportation)	201,621
41,058	Australian Worldwide Exploration Ltd. (Energy)	72,210
30,733	AWB Ltd. (Food & Staples Retailing)	29,709
248,439	Beach Petroleum Ltd. (Energy)	137,700
23,298	Bunnings Warehouse Property Trust (REIT)	29,878
169,961	Challenger Financial Services Group Ltd. (Diversified Financials)	246,280
274,012	Commonwealth Property Office Fund (REIT)	162,083
79,155	David Jones Ltd. (Retailing)	173,556
80,017	Downer EDI Ltd. (Commercial & Professional Services)	292,623
17,061	Felix Resources Ltd. (Energy)	137,316
10,567	Fleetwood Corp. Ltd. (Automobiles & Components)	47,759
38,524	Gindalbie Metals Ltd. (Materials)*	18,975
72,051	Gloucester Coal Ltd. (Energy)	271,297
108,850	Hastings Diversified Utilities Fund (Utilities)	54,364
93,300	Iluka Resources Ltd. (Materials)*	221,895
230,983	ING Office Fund (REIT)	72,984
31,595	JB Hi-Fi Ltd. (Retailing)	312,010
7,003	Karoon Gas Australia Ltd. (Energy)*	27,863
10,824	Kingsgate Consolidated Ltd. (Materials)*	47,258
15,776	Linc Energy Ltd. (Energy)*	28,633
40,911	MacArthur Coal Ltd. (Materials)	125,495
7,458	Macquarie Communications Infrastructure Group (Media)	12,169
39,220	Macquarie Leisure Trust Group (REIT)	34,318
136,824	Mincor Resources NL (Materials)	96,779
6,819	Mirabela Nickel Ltd. (Materials)*	9,157
17,049	Monadelphous Group Ltd. (Capital Goods)	124,903
157,246	Mount Gibson Iron Ltd. (Materials)*	71,372
93,232	Panoramic Resources Ltd. (Materials)	102,216
6,254	Ramsay Health Care Ltd. (Health Care Equipment & Services)	41,994
244,097	Resolute Mining Ltd. (Materials)*	119,941
14,711	Salmat Ltd. (Commercial & Professional Services)	42,059
38,868	Seven Network Ltd. (Media)	177,595

455,049	Sigma Pharmaceuticals Ltd. (Health Care Equipment & Services)	370,197
92,552	Straits Resources Ltd. (Materials)	102,944
54,008	Tower Australia Group Ltd. (Insurance)	80,501
34,939	United Group Ltd. (Capital Goods)	243,050

		4,483,294

Austria – 1.6%
1,268	Agrana Beteiligungs AG (Food, Beverage & Tobacco)	81,226
13,247	A-TEC Industries AG (Capital Goods)*	136,761
7,202	Austrian Airlines AG (Transportation)*(a)	37,884
4,703	Conwert Immobilien Invest SE (Real Estate)*	34,937
726	Flughafen Wien AG (Transportation)	21,723
27,165	Immoeast AG (Real Estate)*	61,235
114,231	Immofinanz Immobilien Anlagen AG (Real Estate)*(a)	221,136
5,648	Oesterreichische Post AG (Transportation)	164,642
1,148	Rosenbauer International AG (Capital Goods)	40,712
2,456	Semperit AG Holding (Automobiles & Components)	55,425
35,502	Zumtobel AG (Capital Goods)	316,641

		1,172,322

Belgium – 1.8%
1,486	Barco NV (Technology Hardware & Equipment)	33,970
1,386	Befimmo SCA Sicafi (REIT)	123,279
2,591	Bekaert SA (Capital Goods)	240,446
5,115	Compagnie d’ Enterprises CFE (Capital Goods)	173,330
5,986	Econocom Group (Software & Services)	47,382
14,771	Euronav NV (Energy)(a)	212,614
1,530	KBC Ancora (Diversified Financials)	22,967
14,352	Nyrstar (Materials)	92,437
4,398	Omega Pharma SA (Health Care Equipment & Services)	116,912
5,102	Recticel SA (Materials)	22,177
1,125	Sipef SA (Food, Beverage & Tobacco)	41,883
6,673	Tessenderlo Chemie NV (Materials)	198,121

		1,325,518

Bermuda – 0.2%
28,248	Hiscox Ltd. (Insurance)	139,843

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)

China – 0.0%
191,000	Synear Food Holdings Ltd. Class H (Food, Beverage & Tobacco)	$24,878

Cyprus – 0.3%
100,800	Deep Sea Supply PLC (Energy)(a)	116,122
19,700	ProSafe SE (Energy)*	80,939

		197,061

Denmark – 0.7%
5,608	Amagerbanken A/S (Banks)*(a)	45,736
8,792	Auriga Industries A/S Class B (Materials)	149,688
5,686	Bang & Olufsen A/S Class B (Consumer Durables & Apparel)	38,527
2,705	Dampskibsselskabet Norden A/S (Transportation)	90,971
8,492	Dampskibsselskabet Torm A/S (Energy)	77,371
17,767	GN Store Nord A/S (Health Care Equipment & Services)*	56,741
870	Rockwool International A/S Class B (Capital Goods)	67,159

		526,193

Finland – 1.7%
22,437	F-Secure Oyj (Software & Services)	67,432
4,302	HKScan Oyj (Food, Beverage & Tobacco)	27,766
17,448	KCI Konecranes Oyj (Capital Goods)	354,513
14,253	Kemira Oyj (Materials)(a)	118,553
1,657	Lemminkainen Oyj (Capital Goods)	43,100
10,381	Outotec Oyj (Capital Goods)	220,155
65,031	Raisio PLC Class V (Food, Beverage & Tobacco)	133,890
10,779	Tietoenator Oyj (Software & Services)	138,476
13,438	YIT Oyj NPV (Capital Goods)	128,441

		1,232,326

France – 4.5%
32,111	Assystem (Commercial & Professional Services)(a)	253,320
6,596	Beneteau SA (Consumer Durables & Apparel)(a)	65,551
18,409	Boiron SA (Pharmaceuticals, Biotechnology & Life Sciences)	465,746
4,753	Carbone Lorraine SA (Capital Goods)	123,692
8,703	Cegid Group (Software & Services)	116,882
831	Esso S.A.F. (Energy)	88,771
439	Financiere de L’Odet (Transportation)	94,749
5,958	Groupe Steria SCA (Software & Services)	113,608
5,483	Mercialys SA (REIT)	168,374
605	Nexans SA (Capital Goods)*	28,029

14,513	Nexity (Consumer Durables & Apparel)	468,145
33,263	Rallye SA (Food & Staples Retailing)	676,220
4,371	Remy Cointreau SA (Food, Beverage & Tobacco)	144,091
5,879	Rhodia SA (Materials)	33,802
5,425	SEB SA (Consumer Durables & Apparel)	182,839
2,110	Sperian Protection (Commercial & Professional Services)	106,253
1,452	Virbac SA (Pharmaceuticals, Biotechnology & Life Sciences)	97,876

		3,227,948

Germany – 6.2%
3,597	Aareal Bank AG (Banks)	33,498
6,574	Bauer AG (Capital Goods)	248,112
15,179	Bechtle AG (Software & Services)	228,337
7,859	Bilfinger Berger AG (Capital Goods)(a)	373,191
2,173	Biotest AG (Pharmaceuticals, Biotechnology & Life Sciences)	107,496
1,976	Biotest AG Preference Shares (Pharmaceuticals, Biotechnology & Life Sciences)	81,204
15,943	Carl Zeiss Meditec AG (Health Care Equipment & Services)*	188,333
10,902	Demag Cranes AG (Capital Goods)	229,998
4,457	Deutsche Euroshop AG (Real Estate)	126,379
8,402	Draegerwerk AG & Co. KGaA Preference Shares (Health Care Equipment & Services)	207,750
1,244	Duerr AG (Capital Goods)	23,577
6,721	Gildemeister AG (Capital Goods)	65,882
9,582	Heidelberger Druckmaschinen AG (Capital Goods)	69,325
19,177	IDS Scheer AG (Software & Services)	212,881
65,160	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)*	173,233
5,849	Jenoptik AG (Technology Hardware & Equipment)*	26,793
41,649	Kizoo AG (Software & Services)(a)	266,600
2,552	Krones AG (Capital Goods)	88,653
5,215	Lanxess AG (Materials)	112,653
3,056	Leoni AG (Automobiles & Components)	45,239
24,124	Loewe AG (Consumer Durables & Apparel)	267,549
4,832	Medion AG (Retailing)	37,209
6,983	Morphosys AG (Pharmaceuticals, Biotechnology & Life Sciences)*	127,467

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)

17,813	MTU Aero Engines Holding AG (Capital Goods)	$599,812
21,567	Praktiker Bau- und Heimwerkermaerkte AG (Retailing)	156,483
7,060	Roth & Rau AG (Capital Goods)*	168,210
2,272	SGL Carbon AG (Capital Goods)*	66,179
3,318	Symrise AG (Materials)*	45,386
3,824	Tognum AG (Capital Goods)	46,739
3,231	Versatel AG (Telecommunication Services)*	23,484

		4,447,652

Greece – 1.2%
21,511	Eurobank Properties Real Estate Investment Co. (REIT)	198,222
6,728	EYDAP Athens Water Supply & Sewage Co. SA (Utilities)	54,136
11,500	J&P-Avax SA (Capital Goods)	38,433
4,798	Jumbo SA (Consumer Durables & Apparel)	40,958
94,596	Michaniki SA (Capital Goods)	195,597
20,128	Motor Oil Hellas Corinth Refineries SA (Energy)	212,511
19,977	Sarantis SA (Household & Personal Products)	94,158

		834,015

Hong Kong – 2.0%
18,000	AAC Acoustic Technologies Holdings, Inc. (Technology Hardware & Equipment)*	9,783
32,000	C C Land Holdings Ltd. (Consumer Durables & Apparel)*	10,579
378,000	China Ting Group Holdings Ltd. (Consumer Durables & Apparel)	32,524
840,000	China WindPower Group Ltd. (Food & Staples Retailing)*	33,379
118,000	Chow Sang Sang Holdings International Ltd. (Retailing)	70,874
13,757	Dah Sing Financial Holdings Ltd. (Banks)	40,176
302,000	First Pacific Co. Ltd. (Food, Beverage & Tobacco)	137,887
136,000	First Shanghai Investments Ltd. (Diversified Financials)	13,330
12,000	Fubon Bank Hong Kong Ltd. (Banks)	4,085
98,000	Goldin Properties Holdings Ltd. (Retailing)*	36,779
95,000	Great Eagle Holdings Ltd. (Real Estate)	131,153
450,000	Hutchison Harbour Ring Ltd. (Consumer Durables & Apparel)	33,567
745,500	Johnson Electric Holdings Ltd. (Capital Goods)	162,238

30,000	Midland Holdings Ltd. (Real Estate)	12,295
110,000	Natural Beauty Bio-Technology Ltd. (Household & Personal Products)	13,684
140,000	Norstar Founders Group Ltd. (Automobiles & Components)	—
1,234,000	Oriental Press Group Ltd. (Media)	115,824
374,000	Pico Far East Holdings Ltd. (Media)	35,052
14,500	Ports Design Ltd. (Consumer Durables & Apparel)	22,019
249,000	Prosperity REIT (REIT)	27,797
46,200	Regal Hotels International Holdings Ltd. (Consumer Services)	8,905
309,000	Regal Real Estate Investment Trust (REIT)	41,184
233,000	Samson Holding Ltd. (Consumer Durables & Apparel)	22,744
68,000	Shell Electric Manufacturing Co. Ltd. (Consumer Durables & Apparel)	20,488
55,000	Shenyin Wanguo HK Ltd. (Diversified Financials)	23,803
18,000	Shui On Construction and Materials Ltd. (Capital Goods)	19,085
12,000	Shun Tak Holdings Ltd. (Transportation)	5,295
40,000	Tai Fook Securities Group Ltd. (Diversified Financials)	7,577
147,500	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	87,231
86,000	Texwinca Holdings Ltd. (Consumer Durables & Apparel)	52,340
100,000	Tian An China Investments Co. Ltd. (Real Estate)	32,394
80,000	Value Partners Group Ltd. (Diversified Financials)	24,202
23,000	VTech Holdings Ltd. (Technology Hardware & Equipment)	115,036
19,000	Wing On Co. International Ltd. (Retailing)	18,231
72,000	Xinyi Glass Holdings Co. Ltd. (Automobiles & Components)	44,703

		1,466,243

Ireland – 1.0%
56,289	Allied Irish Banks PLC (Banks)	68,822
44,451	C&C Group PLC (Food, Beverage & Tobacco)	103,219
4,338	DCC PLC (Capital Goods)	78,429
108,242	Fyffes PLC (Food & Staples Retailing)	42,974
7,410	Glanbia PLC (Food, Beverage & Tobacco)	21,502

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Ireland – (continued)

2,833	Irish Continental Group PLC (Transportation)*	$43,482
18,380	Kingspan Group PLC (Capital Goods)	95,056
6,697	Paddy Power PLC (Consumer Services)	123,339
14,700	Smurfit Kappa Group PLC (Materials)	43,059
87,193	The Governor and Co. of the Bank of Ireland (Banks)	86,915
20,174	Total Produce PLC (Food & Staples Retailing)	7,493

		714,290

Italy – 3.0%
37,482	Astaldi SpA (Capital Goods)	203,809
36,212	Banca Piccolo Credito Valtellinese Scarl (Banks)	283,551
6,653	Benetton Group SpA (Consumer Durables & Apparel)	52,720
133,996	Beni Stabili SpA (Real Estate)	83,765
125,683	Buongiorno SpA (Software & Services)*	116,153
13,787	Danieli & Co. SpA (Capital Goods)	94,858
33,911	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	228,056
23,125	De’Longhi SpA (Consumer Durables & Apparel)	55,050
5,264	Engineering Ingegneria Informatica SpA (Software & Services)	120,698
18,977	Esprinet SpA (Technology Hardware & Equipment)	140,117
5,871	Fiera Milano SpA (Commercial & Professional Services)*	39,388
2,717	Gewiss SpA (Capital Goods)*	9,962
152,193	IMMSI SpA (Automobiles & Components)	143,189
6,906	Interpump Group SpA (Capital Goods)	29,399
31,424	Maire Tecnimont SpA (Capital Goods)	64,009
50,506	Piaggio & C. SpA (Automobiles & Components)	84,902
4,459	Pirelli & C. Real Estate SpA (Real Estate)*	25,802
61,356	Premafin Finanziaria SpA (Insurance)	78,668
33,686	Recordati SpA (Pharmaceuticals, Biotechnology & Life Sciences)	193,893
13,245	Sogefi SpA (Automobiles & Components)*	18,747
6,945	Trevi Finanziaria SpA (Capital Goods)	65,180

		2,131,916

Japan – 31.2%
7,300	Aida Engineering Ltd. (Capital Goods)	20,280
28,450	Aiful Corp. (Diversified Financials)	56,219
16,500	Aloka Co. Ltd. (Health Care Equipment & Services)	119,474
20,200	Alpen Co. Ltd. (Retailing)	333,560
3,900	Arc Land Sakamoto Co. Ltd. (Retailing)	29,259
29,000	Asahi Diamond Industrial Co. Ltd. (Capital Goods)	137,900
201,000	Atsugi Co. Ltd. (Consumer Durables & Apparel)	274,712
29,500	Bank of the Ryukyus Ltd. (Banks)*	229,547
11,200	Belluna Co. Ltd. (Retailing)	34,903
2,900	Canon Finetech, Inc. (Technology Hardware & Equipment)	27,149
30,000	Central Glass Co. Ltd. (Capital Goods)	113,883
11,000	Chugoku Marine Paints Ltd. (Materials)	62,869
12,600	CKD Corp. (Capital Goods)	46,428
2,200	cocokara fine HOLDINGS, Inc. (Food & Staples Retailing)	19,226
27,000	Daifuku Co. Ltd. (Capital Goods)	162,341
79,500	Daiichikosho Co. Ltd. (Media)	637,728
19,000	Dainippon Screen Manufacturing Co. Ltd. (Technology Hardware & Equipment)*	41,791
33,000	Daiwa Industries Ltd. (Capital Goods)	109,952
7,100	DCM Japan Holdings Co. Ltd. (Retailing)	36,490
11,400	Doshisha Co. Ltd. (Retailing)	137,766
3,800	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	46,802
34,900	DTS Corp. (Software & Services)	250,730
900	Dydo Drinco, Inc. (Food, Beverage & Tobacco)	23,891
2,000	F.C.C. Co. Ltd. (Automobiles & Components)	25,342
37,000	Fuji Machine Manufacturing Co. Ltd. (Capital Goods)	331,755
102,000	Fujikura Ltd. (Capital Goods)	352,102
13,000	FUJISOFT, Inc. (Software & Services)(a)	184,505
11,000	Fujitec Co. Ltd. (Capital Goods)	43,541
13,900	Fujitsu Business Systems Ltd. (Retailing)	164,956
16,000	Fujitsu General Ltd. (Consumer Durables & Apparel)	45,777
32,000	Fukuyama Transporting Co. Ltd. (Transportation)	124,258
18,300	Furuno Electric Co. Ltd. (Technology Hardware & Equipment)	88,440

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

12,700	Futaba Industrial Co. Ltd. (Automobiles & Components)	$57,235
13,500	Fuyo General Lease Co. Ltd. (Diversified Financials)	227,048
48	Global One Real Estate Investment Corp. (REIT)	285,133
7,300	Glory Ltd. (Capital Goods)	133,964
5,000	Godo Steel Ltd. (Materials)	12,974
7,230	Goldcrest Co. Ltd. (Consumer Durables & Apparel)	165,748
34,000	GS Yuasa Corp. (Capital Goods)(a)	228,394
52,000	Gunze Ltd. (Consumer Durables & Apparel)	169,376
6,800	Hakuto Co. Ltd. (Technology Hardware & Equipment)	39,485
8,000	Hitachi Information Systems Ltd. (Software & Services)	141,582
5,300	Hitachi Systems & Services Ltd. (Software & Services)	55,429
17,000	Hokuetsu Paper Mills Ltd. (Materials)	74,778
13,700	Hosiden Corp. (Technology Hardware & Equipment)	168,192
46,600	Ines Corp. (Software & Services)	248,167
43,400	Inui Steamship Co. Ltd. (Transportation)	285,154
1,000	Itochu-Shokuhin Co. Ltd. (Food & Staples Retailing)	31,876
55,600	Itoki Corp. (Commercial & Professional Services)	141,893
16,000	Izumiya Co. Ltd. (Food & Staples Retailing)	82,842
8	Japan Excellent, Inc. (REIT)	29,010
11	Japan Logistics Fund, Inc. (REIT)	65,737
23,800	Kaga Electronics Co. Ltd. (Technology Hardware & Equipment)	215,948
59,000	Kaken Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	491,207
71,000	Kansai Urban Banking Corp. (Banks)(a)	145,505
63,000	Kasumi Co. Ltd. (Food & Staples Retailing)	258,253
7,000	Kato Sangyo Co. Ltd. (Retailing)	97,289
38,000	Kato Works Co. Ltd. (Capital Goods)	69,548
5,900	Keihin Corp. (Automobiles & Components)	74,917
11	Kenedix Realty Investment Corp. (REIT)	26,201
223	Kenedix, Inc. (Real Estate)*	34,508
16,000	Kitz Corp. (Capital Goods)	49,911
287,000	Kiyo Holdings, Inc. (Banks)	344,527
10,700	Kohnan Shoji Co. Ltd. (Retailing)	93,955
29,800	Komori Corp. (Capital Goods)	279,698

24,000	Krosaki Harima Corp. (Materials)	45,760
19,000	Kurabo Industries Ltd. (Consumer Durables & Apparel)	37,076
26,000	Kureha Corp. (Materials)	110,746
4,200	Kyoritsu Maintenance Co. Ltd. (Consumer Services)	64,631
9,000	Kyudenko Corp. (Capital Goods)	55,961
9,000	Marudai Food Co. Ltd. (Food, Beverage & Tobacco)	20,007
39,000	Maruzen Showa Unyu Co. Ltd. (Transportation)	102,897
36	MID REIT, Inc. (REIT)	70,911
4,900	Mimasu Semiconductor Industry Co. Ltd. (Semiconductors & Semiconductor Equipment)	56,237
8,800	Miraca Holdings, Inc. (Health Care Equipment & Services)	179,608
37,000	Mitsubishi Kakoki Kaisha Ltd. (Capital Goods)	86,913
15,000	Mitsubishi Paper Mills Ltd. (Materials)	22,291
6,000	Mitsui High-Tec, Inc. (Semiconductors & Semiconductor Equipment)	48,280
8,000	Mitsui Home Co. Ltd. (Consumer Durables & Apparel)	35,745
91,000	Mitsui Sugar Co. Ltd. (Food, Beverage & Tobacco)	244,456
11,800	Mori Seiki Co. Ltd. (Capital Goods)	113,827
6	MORI TRUST Sogo Reit, Inc. (REIT)	41,464
4,100	Nafco Co. Ltd. (Retailing)	39,708
10,000	Nakayama Steel Works Ltd. (Materials)	23,608
34,100	Namura Shipbuilding Co. Ltd. (Capital Goods)	140,227
16,500	NEC Fielding Ltd. (Software & Services)	170,026
5,200	Nidec Copal Corp. (Consumer Durables & Apparel)	33,803
3,800	Nihon Kohden Corp. (Health Care Equipment & Services)	41,650
138,000	Nippon Beet Sugar Manufacturing Co. Ltd. (Food, Beverage & Tobacco)	306,921
35,000	Nippon Flour Mills Co. Ltd. (Food, Beverage & Tobacco)	135,172
53,000	Nippon Kayaku Co. Ltd. (Materials)	285,548
29,000	Nippon Konpo Unyu Soko Co. Ltd. (Transportation)	238,502
48,000	Nippon Shinyaku Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	428,497

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

6,000	Nippon Shokubai Co. Ltd. (Materials)	$36,795
14,500	Nippon Signal Co. Ltd. (Capital Goods)	87,719
145,000	Nippon Soda Co. Ltd. (Materials)	475,785
10,000	Nippon Valqua Industries Ltd. (Materials)	20,777
17,000	Nissan Shatai Co. Ltd. (Automobiles & Components)	107,247
30,000	Nissin Corp. (Transportation)	54,273
21,000	Nissin Electric Co. Ltd. (Capital Goods)	81,626
5,300	Nissin Kogyo Co. Ltd. (Automobiles & Components)	60,478
47,000	Nitto Boseki Co. Ltd. (Capital Goods)	90,196
9,700	Nitto Kogyo Corp. (Capital Goods)	80,504
24,000	NOF Corp. (Materials)	88,817
2,600	NS Solutions Corp. (Software & Services)	30,297
6,000	Okamura Corp. (Commercial & Professional Services)	29,315
5,000	Okuwa Co. Ltd. (Food & Staples Retailing)	54,164
92,500	Orient Corp. (Diversified Financials)*	92,280
37	ORIX JREIT, Inc. (REIT)	138,795
14,700	Osaka Steel Co. Ltd. (Materials)	235,807
11,100	Otsuka Kagu Ltd. (Retailing)	81,861
9,300	Pioneer Corp. (Consumer Durables & Apparel)*	29,777
3,800	Plenus Co. Ltd. (Consumer Services)	52,291
43,000	Press Kogyo Co. Ltd. (Automobiles & Components)	75,211
6,500	Resorttrust, Inc. (Consumer Services)	62,848
16,200	Right On Co. Ltd. (Retailing)	111,753
6,000	Riso Kagaku Corp. (Technology Hardware & Equipment)	53,650
7,900	Round One Corp. (Consumer Services)	58,366
57,000	Ryobi Ltd. (Capital Goods)	132,852
17,000	Sakai Chemical Industry Co. Ltd. (Materials)	51,078
95,000	San-Ai Oil Co. Ltd. (Energy)	357,358
26,000	Sanken Electric Co. Ltd. (Semiconductors & Semiconductor Equipment)	81,394
5,000	Sanki Engineering Co. Ltd. (Capital Goods)	33,731
11,000	Sankyu, Inc. (Transportation)	32,305
30,400	Sanshin Electronics Co. Ltd. (Technology Hardware & Equipment)	187,992
36,000	Seika Corp. (Capital Goods)	73,579

22,000	Sekisui Jushi Corp. (Capital Goods)	145,893
46,000	Senko Co. Ltd. (Transportation)	122,142
2,400	Senshukai Co. Ltd. (Retailing)	15,366
8,300	Shinko Plantech Co. Ltd. (Energy)	55,226
9,400	Shinko Shoji Co. Ltd. (Technology Hardware & Equipment)	60,939
17,500	Shizuoka Gas Co. Ltd. (Utilities)	97,873
5,500	Sintokogio Ltd. (Capital Goods)	35,541
473	SKY Perfect JSAT Holdings, Inc. (Media)	170,794
26,500	Star Micronics Co. Ltd. (Technology Hardware & Equipment)	215,911
43,000	Sumitomo Osaka Cement Co. Ltd. (Materials)	96,636
7,000	Tadano Ltd. (Capital Goods)	30,755
89,000	Taihei Kogyo Co. Ltd. (Capital Goods)	292,144
8,700	Taikisha Ltd. (Capital Goods)	99,220
6,000	Taiyo Yuden Co. Ltd. (Technology Hardware & Equipment)	46,142
7,900	Takata Corp. (Automobiles & Components)	91,898
2,700	Takeuchi Manufacturing Co. Ltd. (Capital Goods)	19,109
2,400	Tamron Co. Ltd. (Consumer Durables & Apparel)	24,790
75,000	The Bank of Nagoya Ltd. (Banks)	317,290
12,600	The Bank of Okinawa Ltd. (Banks)	339,878
3,800	The Chiba Kogyo Bank Ltd. (Banks)*	35,727
16,950	The Daiei, Inc. (Retailing)*(a)	65,484
57,000	The Ehime Bank Ltd. (Banks)	141,998
10,000	The Eighteenth Bank Ltd. (Banks)	29,157
117,000	The Fuji Fire & Marine Insurance Co. Ltd. (Insurance)*(a)	120,310
33,000	The Higashi-Nippon Bank Ltd. (Banks)	83,040
7,000	The Higo Bank Ltd. (Banks)	38,288
30,000	The Kagoshima Bank Ltd. (Banks)	201,050
72,000	The Keiyo Bank Ltd. (Banks)	268,053
38,000	The Nisshin Oillio Group Ltd. (Food, Beverage & Tobacco)	150,183
4,100	The Okinawa Electric Power Co., Inc. (Utilities)	194,969
1,400	The Shimizu Bank Ltd. (Banks)	55,029
37,000	The Sumitomo Warehouse Co. Ltd. (Transportation)	132,935
7,600	TKC Corp. (Software & Services)	138,293
111,000	Toa Corp. (Capital Goods)	133,579
74,000	Toagosei Co. Ltd. (Materials)	184,409
6,000	Toenec Corp. (Capital Goods)	27,734
3,100	Tokyo Ohka Kogyo Co. Ltd. (Materials)	52,448
29	Tokyu REIT, Inc. (REIT)	133,668
7	Top REIT, Inc. (REIT)	24,743

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

17,200	Topre Corp. (Automobiles & Components)	$141,617
78,000	Topy Industries Ltd. (Materials)	120,577
17,100	Torii Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	226,521
23,000	Toshiba Machine Co. Ltd. (Capital Goods)	68,255
80,000	Toshiba TEC Corp. (Technology Hardware & Equipment)	283,337
24,000	Toyo Kanetsu K.K. (Energy)	39,889
32,000	Toyo Kohan Co. Ltd. (Materials)	126,531
27,000	Toyo Securities Co. Ltd. (Diversified Financials)*	44,555
9,700	TS Tech Co. Ltd. (Automobiles & Components)	119,841
10,000	ULVAC, Inc. (Semiconductors & Semiconductor Equipment)	186,336
21,100	Unipres Corp. (Automobiles & Components)	154,680
24,030	Usen Corp. (Media)*	28,484
2,000	Yamatake Corp. (Technology Hardware & Equipment)	33,520
59,000	Yodogawa Steel Works Ltd. (Materials)	268,307
20,000	Yokohama Reito Co. Ltd. (Retailing)	115,734
19,500	Yonekyu Corp. (Food, Beverage & Tobacco)	185,257
21,000	Yurtec Corp. (Capital Goods)	110,060
59,000	Zeon Corp. (Materials)	180,598

		22,483,196

Jersey(a) – 0.1%
20,579	Atrium European Real Estate Ltd. (Real Estate)*	81,929

Luxembourg – 0.6%
407,270	Regus PLC (Commercial & Professional Services)	461,133

Netherlands – 1.8%
19,437	BinckBank NV (Diversified Financials)	215,678
9,540	Crucell NV (Pharmaceuticals, Biotechnology & Life Sciences)*	199,688
796	Eurocommercial Properties NV CVA (REIT)	23,459
7,728	Imtech NV (Capital Goods)	120,617
47,144	Koninklijke Wessanen NV (Food, Beverage & Tobacco)	210,768
12,510	Oce NV (Technology Hardware & Equipment)	79,174
27,696	Ordina NV (Software & Services)	121,202
21,017	USG People NV (Commercial & Professional Services)	197,636

5,045	VastNed Offices/Industrial NV (REIT)	58,115
1,220	VastNed Retail NV (REIT)	53,883
324	Wereldhave NV (REIT)	22,229

		1,302,449

New Zealand – 0.5%
31,247	Air New Zealand Ltd. (Transportation)	18,527
138,418	Goodman Property Trust (REIT)	62,628
105,277	New Zealand Oil & Gas Ltd. (Energy)	82,861
67,720	PGG Wrightson Ltd. (Food, Beverage & Tobacco)	51,722
11,207	Tower Ltd. (Insurance)	8,627
94,542	Vector Ltd. (Utilities)	115,396

		339,761

Norway – 1.2%
24,000	BW Offshore Ltd. (Energy)*	20,589
1,200	Fred Olsen Energy ASA (Energy)	37,830
120,000	Marine Harvest (Food, Beverage & Tobacco)*	54,072
17,500	Norwegian Energy Co. AS (Energy)*	41,128
54,700	Petroleum Geo-Services ASA (Energy)*	264,624
3,369	Sparebanken 1 Nord-Norge (Banks)	30,482
27,778	Sparebanken 1 SMN (Banks)	125,852
15,500	Storebrand ASA (Insurance)*	56,238
15,800	TGS Nopec Geophysical Co. ASA (Energy)*	116,669
18,000	Veidekke ASA (Capital Goods)	85,532

		833,016

Portugal – 0.6%
104,834	REN — Redes Energeticas Nacionais SA (Utilities)	433,790

Singapore – 1.7%
162,000	Biosensors International Group Ltd. (Health Care Equipment & Services)*	46,787
64,000	CapitaCommercial Trust (REIT)	36,629
7,950	Creative Technology Ltd. (Technology Hardware & Equipment)*	17,696
44,000	Ezra Holdings Ltd. (Energy)	27,324
133,000	Fortune Real Estate Investment Trust (REIT)	51,405
11,000	Haw Par Corp. Ltd. (Capital Goods)	28,143
28,000	Hong Leong Asia Ltd. (Capital Goods)	13,608
89,000	Kim Eng Holdings Ltd. (Diversified Financials)	89,076
83,000	KS Energy Services Ltd. (Capital Goods)	44,670

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)

459,000	Lippo-Mapletree Indonesia Retail Trust (REIT)	$89,139
390,000	Metro Holdings Ltd. (Retailing)	89,498
97,000	Orchard Parade Holdings Ltd. (Real Estate)	42,543
16,000	Singapore Airport Terminal Services Ltd. (Transportation)	14,107
24,000	Singapore Land Ltd. (Real Estate)	56,069
69,000	Singapore Petroleum Co. Ltd. (Energy)	154,814
44,000	Sino-Environment Technology Group Ltd. (Utilities)*	2,511
111,000	SMRT Corp. Ltd. (Transportation)	115,856
72,000	Stamford Land Corp. Ltd. (Consumer Services)	12,350
243,000	Starhill Global REIT (REIT)	78,530
17,000	Suntec Real Estate Investment Trust (REIT)	8,403
14,000	United Engineers Ltd. (Capital Goods)*	13,562
13,000	UOB-Kay Hian Holdings Ltd. (Diversified Financials)	11,046
18,000	Venture Corp. Ltd. (Technology Hardware & Equipment)	72,011
24,000	Wheelock Properties (S) Ltd. (Real Estate)	17,721
168,000	Wing Tai Holdings Ltd. (Real Estate)	99,322
28,000	Yanlord Land Group Ltd. (Real Estate)	26,949

		1,259,769

Spain – 2.0%
7,190	Baron de Ley SA (Food, Beverage & Tobacco)*	258,620
10,825	Corp. Financiera Alba SA (Diversified Financials)	466,360
4,883	Dinamia Capital Privado, Sociedad de Capital Riesgo SA (Diversified Financials)	57,447
251,303	Ercros SA (Materials)*	49,601
3,848	Miquel y Costas & Miquel SA (Materials)	67,685
52,649	Service Point Solutions SA (Commercial & Professional Services)	55,166
7,801	Tecnicas Reunidas SA (Energy)	275,076
39,727	Tubos Reunidos SA (Materials)	102,144
5,655	Viscofan SA (Food, Beverage & Tobacco)	104,989

		1,437,088

Sweden – 3.9%
11,500	AF AB Class B (Commercial & Professional Services)*(a)	173,074
35,267	Betsson AB (Consumer Services)*	404,325

41,218	Boliden AB (Materials)	259,044
3,593	Cardo AB (Capital Goods)	79,423
24,072	Castellum AB (Real Estate)	151,804
8,200	D. Carnegie & Co. AB (Diversified Financials)*	—
55,252	Eniro AB (Media)(a)	121,565
46,940	Fabege AB (Real Estate)	197,252
12,830	Gunnebo AB (Commercial & Professional Services)*	40,374
22,162	Hexpol AB (Capital Goods)*	84,008
32,803	KappAhl Holding AB (Retailing)	122,666
10,477	Mekonomen AB (Retailing)	127,362
16,572	NCC AB Class B (Capital Goods)	145,383
21,881	Ratos AB Class B (Diversified Financials)	374,596
103,507	RNB Retail and Brands AB (Retailing)*	75,351
42,649	SAS AB (Transportation)*(a)	19,699
13,220	TradeDoubler AB (Software & Services)	83,616
7,887	Trelleborg AB Class B (Capital Goods)*	32,200
5,498	Wallenstam Byggnads AB Class B (Real Estate)	60,085
22,428	Wihlborgs Fastigheter AB (Real Estate)(a)	281,812

		2,833,639

Switzerland – 4.0%
41	Athris Holding AG (Diversified Financials)*	27,804
3,274	Bank Sarasin & Cie AG Class B (Diversified Financials)*	78,046
779	Banque Cantonale Vaudoise (BCV) (Registered) (Banks)*	265,830
84,705	Clariant AG (Registered) (Materials)*	477,894
5,287	Coltene Holding AG (Health Care Equipment & Services)	180,051
367	Compagnie Financiere Tradition (CFT) (Diversified Financials)	34,185
53,451	Ferrexpo PLC (Materials)	114,629
392	Gurit Holding AG (Materials)	158,891
883	Helvetia Holding AG (Insurance)	228,900
3,241	Implenia AG (Capital Goods)*	73,260
2,648	Inficon Holding AG (Registered) (Technology Hardware & Equipment)*	214,473
4,847	Kardex AG (Capital Goods)*	128,459
335	Phoenix Mecano AG (Technology Hardware & Equipment)	73,350
7,394	PSP Swiss Property AG (Registered) (Real Estate)*	347,528
365	Rieter Holding AG (Registered) (Automobiles & Components)	54,012

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)

6,461	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	$205,221
1,130	Valora Holding AG (Registered) (Retailing)	197,398

		2,859,931

United Kingdom – 18.6%
26,600	Acergy SA (Energy)(a)	205,457
71,051	Afren PLC (Energy)*	40,015
16,331	Amlin PLC (Insurance)	86,423
137,993	Anite PLC (Software & Services)	58,319
105,844	ARM Holdings PLC (Semiconductors & Semiconductor Equipment)	185,898
48,362	Ashmore Group PLC (Diversified Financials)	160,677
65,568	Ashtead Group PLC (Capital Goods)	60,685
13,943	Atkins WS PLC (Commercial & Professional Services)	125,768
39,347	Barratt Developments PLC (Consumer Durables & Apparel)*	80,333
92,554	BBA Aviation PLC (Transportation)	142,898
35,312	Bellway PLC (Consumer Durables & Apparel)	372,022
76,274	BowLeven PLC (Energy)*	64,924
129,262	Brit Insurance Holdings PLC (Insurance)	351,119
53,686	Cape PLC (Commercial & Professional Services)*	93,290
23,491	Carillion PLC (Capital Goods)	91,748
44,142	Charter International PLC (Capital Goods)	363,184
57,838	Close Brothers Group PLC (Diversified Financials)	534,484
11,059	CLS Holdings PLC (Real Estate)*	49,100
18,857	Collins Stewart PLC (Diversified Financials)	26,264
77,061	Computacenter PLC (Software & Services)	171,761
935,106	Cookson Group PLC (Capital Goods)	267,114
1,362	Cranswick PLC (Food, Beverage & Tobacco)	12,175
32,738	Dairy Crest Group PLC (Food, Beverage & Tobacco)	149,840
15,220	Dana Petroleum PLC (Energy)*	281,393
55,727	Davis Service Group PLC (Commercial & Professional Services)	214,982
42,584	De La Rue PLC (Commercial & Professional Services)	603,602
72,764	Debenhams PLC (Retailing)	97,878
83,891	Delta PLC (Materials)	143,189
17,551	Derwent London PLC (REIT)	216,182

118,734	Devro PLC (Food, Beverage & Tobacco)	161,197
113,427	Domino’s Pizza UK & IRL PLC (Consumer Services)	341,225
223,342	DS Smith PLC (Materials)	254,826
45,864	Dunelm Group PLC (Retailing)	176,177
21,654	Eaga PLC (Consumer Durables & Apparel)	42,801
247,254	Elementis PLC (Materials)	94,449
20,562	Enterprise Inns PLC (Consumer Services)	49,400
3,216	Fidessa Group PLC (Software & Services)	52,219
141,624	Filtrona PLC (Materials)	249,125
136,142	Galliford Try PLC (Capital Goods)	108,903
110,578	Game Group PLC (Retailing)	321,654
22,640	Hampson Industries PLC (Capital Goods)	33,001
14,890	Hill & Smith Holdings PLC (Materials)	49,598
8,805	Hunting PLC (Energy)	60,114
603,287	Inchcape PLC (Retailing)	139,946
27,558	International Personal Finance PLC (Diversified Financials)	59,092
99,487	ITE Group PLC (Commercial & Professional Services)	140,172
27,299	J.D. Wetherspoon PLC (Consumer Services)	164,315
13,030	JKX Oil & Gas PLC (Energy)	39,040
20,180	Keller Group PLC (Capital Goods)	176,577
74,916	Kofax PLC (Software & Services)	138,061
38,099	Laird PLC (Technology Hardware & Equipment)	86,966
13,848	Lookers PLC (Retailing)	9,458
34,372	Marshalls PLC (Materials)	56,627
105,699	Marston’s PLC (Consumer Services)	266,017
80,671	McBride PLC (Household & Personal Products)	150,344
6,294	Mears Group PLC (Commercial & Professional Services)	24,146
14,812	Mitie Group PLC (Commercial & Professional Services)	45,617
28,163	Mondi PLC (Materials)	73,031
56,509	Moneysupermarket.com Group PLC (Software & Services)	44,478
119,421	Mothercare PLC (Retailing)	673,598
250,214	Northern Foods PLC (Food, Beverage & Tobacco)	227,857
182,131	Pendragon PLC (Retailing)	37,570
98,615	Petrofac Ltd. (Energy)	831,877
64,078	Premier Foods PLC (Food, Beverage & Tobacco)	33,906
13,075	Premier Oil PLC (Energy)*	200,329
11,246	Psion PLC (Technology Hardware & Equipment)	10,251

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

127,933	PV Crystalox Solar PLC (Capital Goods)	$212,493
24,277	QinetiQ PLC (Capital Goods)	47,417
104,409	Raymarine PLC (Technology Hardware & Equipment)	25,691
83,617	Restaurant Group PLC (Consumer Services)	196,955
31,585	Rightmove PLC (Media)	150,731
22,094	Robert Wiseman Dairies PLC (Food, Beverage & Tobacco)	113,038
4,505	RPC Group PLC (Materials)	9,904
7,032	SDL PLC (Software & Services)*	33,923
66,234	Senior PLC (Capital Goods)	34,326
5,023	Shaftesbury PLC (REIT)	25,910
82,288	Sibir Energy PLC (Energy)*	212,728
40,524	Southern Cross Healthcare Ltd. (Health Care Equipment & Services)	60,859
7,061	Speedy Hire PLC (Capital Goods)	24,815
73,111	Spirent Communications PLC (Technology Hardware & Equipment)	60,733
60,143	Sports Direct International PLC (Retailing)	60,863
25,057	St. Ives Group PLC (Media)	23,704
127,589	Sthree PLC (Commercial & Professional Services)	431,655
12,800	Stolt-Nielsen SA (Transportation)	111,736
5,000	Subsea 7, Inc. (Energy)*	37,377
92,863	Taylor Wimpey PLC (Consumer Durables & Apparel)	60,954
21,920	The Weir Group PLC (Capital Goods)	155,500
123,199	TT electronics PLC (Technology Hardware & Equipment)	51,589
62,457	Tullett Prebon PLC (Diversified Financials)	244,915
23,780	Vectura Group PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	24,939
11,272	WH Smith PLC (Retailing)	69,470
162,431	Yell Group PLC (Media)	94,614

		13,451,527

TOTAL COMMON STOCKS
(Cost $76,738,472)		$69,700,727

Closed-End Funds – 0.1%

Guernsey – 0.0%
22,427	HSBC Infrastructure Co. Ltd. (Diversified Financials)	$39,034

Jersey – 0.1%
34,835	3i Infrastructure PLC (Diversified Financials)	47,755

TOTAL CLOSED-END FUNDS
(Cost $117,006)		$86,789

		Expiration
Units	Description	Month	Value

Right* – 0.1%

Sweden – 0.1%
15,774	Trelleborg AB (Capital Goods)	05/09	$41,571
(Cost $33,265)

Warrant* – 0.0%

France – 0.0%
13,992	Carbone Lorraine SA (Capital Goods)	11/12	$—
(Cost $0)

Shares	Rate	Value

Investment Company(b) – 1.8%

JPMorgan U.S. Government Money Market Fund – Capital Shares
1,310,578	0.377%	$1,310,578
(Cost $1,310,578)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $78,199,321)		$71,139,665

Securities Lending Reinvestment Vehicle(b)(c) – 4.0%

Boston Global Investment Trust – Enhanced Portfolio II
2,931,299	0.463%	$2,899,055
(Cost $2,890,175)

TOTAL INVESTMENTS – 102.6%
(Cost $81,089,496)		$74,038,720

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.6)%		(1,859,199)

NET ASSETS – 100.0%		$72,179,521

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
April 30, 2009 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2009.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
CVA	—	Dutch Certification
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Gain

Dow Jones EURO STOXX 50 Index	22	June 2009	$677,639	$104,991
FTSE 100 Index	5	June 2009	311,181	26,931
SGX MSCI Singapore Index	1	May 2009	31,084	1,706
SPI 200 Index	1	June 2009	68,424	3,333
TSE TOPIX Index	8	June 2009	682,215	80,430

TOTAL				$217,391

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities
April 30, 2009 (Unaudited)

	Structured	Structured	Structured	Structured
	International	Emerging	International	International
	Equity	Markets	Equity	Small Cap
	Flex Fund	Equity Fund	Fund	Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $86,057,167, $164,024,090, $1,935,482,872, and $78,199,321, respectively)(a)	$66,136,569	$174,137,760	$1,654,146,896	$71,139,665
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $3,442,134, $5,663,347, $273,459,290 and $2,890,175, respectively)	3,456,759	5,685,189	274,736,868	2,899,055
Cash	2,577,496	—	35,474,094	—
Foreign currencies, at value (identified cost $492,191, $2,446,033, $9,682,054, and $284,724, respectively)	495,851	2,446,108	9,763,166	296,450
Receivables:
Investment securities sold, at value	988,074	4,275,480	144,804,779	3,231,416
Dividends and interest, at value	382,289	439,114	7,242,443	550,144
Due from broker — variation margin, at value(b)	55,237	—	992,782	228,703
Securities lending income	21,151	3,367	862,300	16,034
Foreign tax reclaims, at value	145,114	806	581,198	82,406
Reimbursement from adviser	19,190	57,814	419	52,263
Fund shares sold	11,578	3,674	662,562	6,980
Due from broker	—	19,020	—	—
Forward foreign currency exchange contracts, at value	5,879	—	82,574	—
Other assets	1,561	1,215	487,794	457

Total assets	74,296,748	187,069,547	2,129,837,875	78,503,573

Liabilities:

Due to custodian	—	801,749	—	—
Payables:
Payable upon return of securities loaned	3,499,847	5,676,200	278,061,824	3,025,226
Investment securities purchased, at value	756,245	4,042,222	142,663,044	3,037,534
Amounts owed to affiliates	80,266	144,650	1,330,881	55,402
Due to broker	867,923	—	—	—
Fund shares redeemed	67,215	648	2,371,042	39,790
Net swap contracts, at value	51,019	—	—	—
Forward foreign currency exchange contracts, at value	2,311	—	121,516	—
Accrued expenses	183,077	161,601	427,353	166,100

Total liabilities	5,507,903	10,827,070	424,975,660	6,324,052

Net Assets:

Paid-in capital	200,324,065	309,376,393	3,606,172,536	167,136,531
Accumulated undistributed net investment income	678,880	465,820	15,892,614	380,319
Accumulated net realized loss from investment, futures, swap and foreign currency related transactions	(112,534,576)	(143,746,606)	(1,639,262,747)	(88,509,175)
Net unrealized gain (loss) on investments, futures, swap and translation of assets and liabilities denominated in foreign currencies	(19,679,524)	10,146,870	(277,940,188)	(6,828,154)

NET ASSETS	$68,788,845	$176,242,477	$1,704,862,215	$72,179,521

Net Assets:
Class A	$47,648,055	$1,192,005	$464,766,911	$13,598,193
Class B	—	—	6,352,771	—
Class C	1,869,457	322,866	4,891,877	22,129
Institutional	19,260,975	174,727,606	1,211,350,473	58,559,199
Service	—	—	17,489,648	—
Class IR	5,196	—	5,284	—
Class R	5,162	—	5,251	—

Total Net Assets	68,788,845	176,242,477	1,704,862,215	72,179,521

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	7,609,563	231,875	63,247,020	2,790,078
Class B	—	—	873,034	—
Class C	303,665	62,790	672,969	4,579
Institutional	3,048,415	33,886,031	160,981,772	12,021,279
Service	—	—	2,364,633	—
Class IR	829	—	724	—
Class R	829	—	718	—

Net asset value, offering and redemption price per share:(c)
Class A	$6.26	$5.14	$7.35	$4.87
Class B	—	—	7.28	—
Class C	6.16	5.14	7.27	4.83
Institutional	6.32	5.16	7.52	4.87
Service	—	—	7.40	—
Class IR	6.26	—	7.30	—
Class R	6.22	—	7.31	—

(a)	Includes loaned securities having a market value of $3,301,234, $5,516,848, $267,645,828 and $2,854,928 for the Structured International Equity Flex, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively.
(b)	Includes amount on deposit with counterparty of $145,989 for the Structured International Small Cap Fund relating to initial margin requirements on futures transactions.

(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of Structured International Equity Flex, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds is $6.62, $5.44, $7.78 and $5.15, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

	Structured	Structured	Structured	Structured
	International Equity	Emerging Markets	International	International
	Flex Fund	Equity Fund	Equity Fund	Small Cap Fund

Investment income:

Dividends(a)	$1,181,492	$1,880,572	$30,863,005	$1,163,462
Securities lending income — affiliated issuer	42,989	32,062	1,637,310	49,484
Interest	15,009	3,351	15,259	352

Total investment income	1,239,490	1,915,985	32,515,574	1,213,298

Expenses:

Management fees	417,361	746,306	7,373,662	310,482
Custody and accounting fees	132,774	223,046	379,511	142,867
Distribution and Service fees(b)	76,798	1,696	690,611	18,896
Professional fees	69,944	52,698	87,341	58,002
Transfer Agent fees(b)	56,727	30,484	750,192	25,888
Printing fees	41,586	17,495	75,475	11,841
Registration fees	22,487	19,854	30,553	23,770
Trustee fees	8,065	8,065	8,065	8,065
Service share fees — Service Plan	—	—	23,458	—
Service share fees — Shareholder Administration Plan	—	—	23,458	—
Other	13,060	2,425	111,351	42,787

Total expenses	838,802	1,102,069	9,553,677	642,598

Less — expense reductions	(263,640)	(313,128)	(656,858)	(282,224)

Net expenses	575,162	788,941	8,896,819	360,374

NET INVESTMENT INCOME	664,328	1,127,044	23,618,755	852,924

Realized and unrealized gain (loss) from investment, futures, swap contract and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	(33,232,598)	(74,309,770)	(994,768,532)	(41,815,624)
Securities lending reinvestment vehicle transactions — affiliated issuer	(2,458)	60,366	136,789	6,914
Futures transactions	(4,126,401)	—	(8,100,527)	(277,634)
Swap contract	(2,032,730)	—	—	—
Foreign currency related transactions	(4,065,341)	(263,230)	849,515	49,077
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	29,378,517	97,502,590	859,496,858	42,505,842
Securities lending reinvestment vehicle — affiliated issuer	14,638	18,351	1,168,502	5,297
Futures	4,541,165	—	3,091,061	316,044
Swap contract	(122,633)	—	—	—
Translation of assets and liabilities denominated in foreign currencies	2,560,863	12,917	(623,286)	(56,545)

Net realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions	(7,086,978)	23,021,224	(138,749,620)	733,371

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,422,650)	$24,148,268	$(115,130,865)	$1,586,295

(a)	Foreign taxes withheld on dividends were $150,784, $76,840, $3,009,278 and $112,173 for the Structured International Equity Flex, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Structured International Equity Flex	$66,723	$—	$10,063	$12	$50,709	$—	$1,911	$4,097	$—	$5	$5
Structured Emerging Markets Equity	899	—	797	—	682	—	151	29,651	—	—	—
Structured International Equity	630,789	33,642	26,167	13	479,399	6,392	4,972	255,666	3,753	5	5
Structured International Small Cap	18,794	—	102	—	14,284	—	19	11,585	—	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Structured
	International Equity
	Flex Fund
	For the
	Six Months Ended		For the
	April 30, 2009		Fiscal Year Ended
	(Unaudited)		October 31, 2008

From operations:

Net investment income	$664,328		$4,739,009
Net realized loss from investment, futures, swap contract and foreign currency related transactions	(43,459,528)		(77,290,826)
Unrealized gain (loss) on investments, futures, swap contracts and translation of assets and liabilities denominated in foreign currencies	36,372,550		(82,657,135)

Net increase (decrease) in net assets resulting from operations	(6,422,650)		(155,208,952)

Distributions to shareholders:

From net investment income
Class A Shares	—		(4,887,530)
Class B Shares	—		—
Class C Shares	—		(76,478)
Institutional Shares	—		(2,583,241)
Service Shares	—		—
Class IR Shares(a)	—		(196)
Class R Shares(a)	—		(196)
From net realized gains
Class A Shares	—		(610,355)
Class B Shares	—		—
Class C Shares	—		(11,053)
Institutional Shares	—		(281,022)
Service Shares	—		—
Class IR Shares(a)	—		(21)
Class R Shares(a)	—		(21)

Total distributions to shareholders	—		(8,450,113)

From share transactions:

Net proceeds from sales of shares	6,488,093		68,108,900
Reinvestment of distributions	—		7,690,976
Cost of shares redeemed	(35,443,642	)(b)	(270,978,622	)(c)

Net increase (decrease) in net assets resulting from share transactions	(28,955,549)		(195,178,746)

TOTAL INCREASE (DECREASE)	(35,378,199)		(358,837,811)

Net assets:

Beginning of period	104,167,044		463,004,855

End of period	$68,788,845		$104,167,044

Accumulated undistributed net investment income	$678,880		$14,552

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Commenced operations on November 30, 2007.
(b)	Net of $2,720, $56, $67,726 and $523 redemption fees remitted to the Structured International Equity Flex, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively.
(c)	Net of $8,338 and $566 redemption fees remitted to the Structured International Equity Flex and Structured International Small Cap Funds, respectively.
(d)	Net of $71,116 redemption fees remitted to the Structured International Equity Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Structured			Structured					Structured
Emerging Markets			International					International
Equity Fund			Equity Fund					Small Cap Fund
For the			For the					For the
Six Months Ended		For the	Six Months Ended		For the	For the		Six Months Ended		For the
April 30, 2009		Fiscal Year Ended	April 30, 2009		Fiscal Period Ended	Fiscal Year Ended		April 30, 2009		Fiscal Year Ended
(Unaudited)		October 31, 2008	(Unaudited)		October 31, 2008*	August 31, 2008		(Unaudited)		October 31, 2008

$1,127,044		$3,415,559	$23,618,755		$9,977,631	$186,257,366		$852,924		$4,189,668
(74,512,634)		(70,933,870)	(1,001,882,755)		(431,937,696)	(19,677,510)		(42,037,267)		(46,609,164)
97,533,858		(95,708,903)	863,133,135		(685,019,874)	(938,326,583)		42,770,638		(57,472,056)

24,148,268		(163,227,214)	(115,130,865)		(1,106,979,939)	(771,746,727)		1,586,295		(99,891,552)

(4,966)		(757)	(29,084,478)		—	(44,992,964)		(707,218)		(106,200)
—		—	(290,522)		—	(466,559)		—		—
(235)		(254)	(222,207)		—	(334,209)		(844)		(5)
(1,823,206)		(524,634)	(80,894,685)		—	(110,244,232)		(2,991,648)		(458,965)
—		—	(984,147)		—	(1,784,615)		—		—
—		—	(297)		—	(330)		—		—
—		—	(257)		—	(326)		—		—

—		(803)	—		—	(128,178,330)		—		—
—		—	—		—	(1,662,907)		—		—
—		(307)	—		—	(1,208,317)		—		—
—		(478,372)	—		—	(279,705,713)		—		—
—		—	—		—	(5,249,964)		—		—
—		—	—		—	(833)		—		—
—		—	—		—	(833)		—		—

(1,828,407)		(1,005,127)	(111,476,593)		—	(573,830,132)		(3,699,710)		(565,170)

25,150,379		236,410,344	131,736,943		82,690,646	1,287,684,660		7,846,992		47,922,925
1,828,158		1,004,794	104,270,634		—	548,615,707		3,646,229		565,124
(29,692,217	)(b)	(14,016,651)	(525,938,393	)(b)	(534,646,065)	(1,549,529,573	)(d)	(23,609,406	)(b)	(49,022,223	)(c)

(2,713,680)		223,398,487	(289,930,816)		(451,955,419)	286,770,794		(12,116,185)		(534,174)

19,606,181		59,166,146	(516,538,274)		(1,558,935,358)	(1,058,806,065)		(14,229,600)		(100,990,896)

156,636,296		97,470,150	2,221,400,489		3,780,335,847	4,839,141,912		86,409,121		187,400,017

$176,242,477		$156,636,296	$1,704,862,215		$2,221,400,489	$3,780,335,847		$72,179,521		$86,409,121

$465,820		$1,167,183	$15,892,614		$103,750,452	$97,105,865		$380,319		$3,227,105

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements
April 30, 2009 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered	Non-diversified

Structured International Equity Flex	A, C, Institutional, IR and R	Diversified

Structured Emerging Markets Equity and Structured International Small Cap	A, C and Institutional	Diversified

Structured International Equity	A, B, C, Institutional, Service, IR and R	Diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Structured International Equity Fund are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as a Distributor.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures on the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider either (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers, to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes, if any, on securities held by the Funds, which are subject to such taxes.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid according to the following schedule:

	Income	Capital Gains
	Distributions	Distributions
Fund	Declared/Paid	Declared/Paid

Structured International Equity Flex, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GAAP establishes financial statement accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a U.S. income tax return. GSAM has reviewed the tax positions for the Funds for the open tax years (tax years ended October 31, 2007-8, except for Structured International Equity Flex Fund with open tax years of October 31, 2006-8 and Structured International Equity Fund with open tax years of August 31, 2006-8 and October 31, 2008) and determined that they did not have a material impact on the Funds’ financial statements.

E. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included with the net realized and unrealized gain (loss) on investments. The effect of changes in foreign currency exchange rates on fixed income securities are segregated in the Statements of Operations from the effects of changes in market prices of those investments, and are included with the net realized and unrealized gain (loss) on foreign currency related transactions. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions or to seek to increase total return. All contracts are “marked-to-market” daily at the applicable forward rate and any resulting unrealized gains or losses are recorded by the Funds. The Funds record realized gains or losses on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

G. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

H. Redemption Fees — All classes of the Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

I. Total Return Swap Transactions — The use of total return swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The Structured International Equity Flex Fund’s transactions in total return swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in equity securities.
Transactions in total return swaps can involve greater risks than if the Fund had invested in securities directly since, in addition to general market risks, swaps are leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they have terms of greater than seven days, swap transactions may be considered to be illiquid.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Moreover, the Fund will bear the risk of loss of the amount expected to be received under a total return swap in the event of the default, by, or bankruptcy of a swap counterparty. Total return swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The prices of total return swaps can be volatile, and a variance in the degree of volatility or in the direction of securities prices from the investment adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a total return swap and a security’s position may be impossible to achieve. As a result, the investment adviser’s use of total return swaps may not be effective in fulfilling the investment adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Total return swaps are valued based on the market value of the underlying long and short positions in the swap, valued daily at the last sale price or official closing price on the principal exchange or system on which they are traded. The total market value of the underlying securities plus financing fees, the value of corporate actions, and dividend accruals comprises the total market value of the total return swap position. Total return swaps are reset monthly with change in market value reflected as realized gain or loss. The Fund must also set aside liquid assets, or engage in other appropriate measures to cover their obligations for short positions held within the total return swap.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended April 30, 2009, contractual management fees with GSAM were at the following annual rates:

	Contractual Management Rate
	Up to	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Structured International Equity Flex	1.10%	0.99%	0.94%	0.92%	0.90%	1.10%

Structured Emerging Markets Equity	1.00	1.00	0.90	0.86	0.84	1.00

Structured International Equity	0.85	0.77	0.73	0.72	0.71	0.81

Structured International Small Cap	0.85	0.85	0.77	0.73	0.72	0.85

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

3. AGREEMENTS (continued)

B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services and account maintenance services at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25%	0.25%	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs may retain a portion of the Class A front end sales load and Class B and Class C contingent deferred sales charges. During the six months ended April 30, 2009, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

Structured International Equity Flex	$400	N/A	$—

Structured Emerging Markets Equity	400	N/A	—

Structured International Equity	20,600	$100	—

Structured International Small Cap	100	N/A	—

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of the Structured International Equity Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2009 (Unaudited)

3. AGREEMENTS (continued)

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior period expense reimbursements, if any. The Other Expenses limitations for the Structured International Equity Flex, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds as an annual percentage rate of average daily net assets are 0.064%, 0.014%, 0.004% and 0.014%, respectively. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses.
For the six months ended April 30, 2009, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Other Expense	Custody Fee	Total Expense
Fund	Reimbursement	Expense Credits	Reductions

Structured International Equity Flex	$264	$—	$264

Structured Emerging Markets Equity	313	—	313

Structured International Equity	656	1	657

Structured International Small Cap	282	—	282

As of April 30, 2009, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and		Transfer Agent
Fund	Fees	Service Fees		Fees	Total

Structured International Equity Flex	$61	$11		$8	$80

Structured Emerging Markets Equity	139	—	*	6	145

Structured International Equity	1,116	103		112	1,331

Structured International Small Cap	49	2		4	55

* Amount less than $500.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

3. AGREEMENTS (continued)

F. Line of Credit Facility — The Funds participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $300,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2009, the Funds did not have any borrowings under the facility. Effective May 12, 2009, the facility decreased to $660,000,000.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:
Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Funds’ investments categorized in the fair value hierarchy:

				Structured Emerging
	Structured International Equity Flex			Markets Equity
	Investments in			Investments in
	Securities	Derivatives—	Derivatives—	Securities
Level	Long—Assets	Assets(a)	Liabilities(a)	Long—Assets

Level 1	$450,883	$289,246	$—	$55,878,424

Level 2(b)	69,142,445	5,879	(53,330)	123,944,525

Level 3	—	—	—	—

Total	$69,593,328	$295,125	$(53,330)	$179,822,949

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2009 (Unaudited)

4. FAIR VALUE OF INVESTMENTS (continued)

				Structured International
	Structured International Equity			Small Cap
	Investments in			Investments in
	Securities	Derivatives—	Derivatives—	Securities	Derivatives—
Level	Long—Assets	Assets(a)	Liabilities(a)	Long—Assets	Assets(a)

Level 1	$68,261,876	$2,260,883	$—	$1,310,578	$217,391

Level 2(b)	1,860,476,824	82,574	(121,516)	72,515,414	—

Level 3	145,064	—	—	212,728	—

Total	$1,928,883,764	$2,343,457	$(121,516)	$74,038,720	$217,391

(a)	Derivatives may include open forward foreign currency contracts, futures contracts, swap contracts and written options.

(b)	To adjust for the time difference between local market close and the calculation of the net asset value, the Funds may utilize fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

The following is a reconciliation of Level 3 investments for the period ended April 30, 2009. All the amounts in the following table reflect Investments in Securities Long-Assets:

	Structured	Structured
	International	International
Level 3	Equity	Small Cap

Beginning Balance as of October 31, 2008	$—	$—
Realized gain (loss)	—	—
Unrealized gains/(losses) relating to instruments still held at reporting date	145,064	34,373
Net purchase (sales)	—	20,333
Net transfers into Level 3	—	158,022

Ending Balance as of April 30, 2009	$145,064	$212,728

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II primarily invests in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio II is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2009 are reported under Investment Income on the Statement of Operations.
The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the six months ended April 30, 2009:

		Amounts Received by
	Earnings of GSAL	the Funds from Lending to	Amount Payable to
	Relating to Securities Loaned	Goldman Sachs for the	Goldman Sachs upon Return
	for the Six Months Ended	Six Months Ended	of Securities Loaned as of
Fund	April 30, 2009	April 30, 2009	April 30, 2009

Structured International Equity Flex	$4,776	$7,097	$689,000

Structured Emerging Markets Equity	3,529	5,190	322,500

Structured International Equity	180,086	211,651	25,590,008

Structured International Small Cap	5,602	19,075	932,025

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2009 (Unaudited)

5. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Enhanced Portfolio II for the six months ended April 30, 2009 (in thousands):

	Number of			Number of
	Shares Held	Shares	Shares	Shares Held	Value at
Fund	Beginning of Period	Bought	Sold	End of Period	End of Period

Structured International Equity Flex	13	13,333	(9,858)	3,488	$3,457

Structured Emerging Markets Equity	11,056	79,032	(84,340)	5,748	5,685

Structured International Equity	143,072	567,008	(432,848)	277,232	274,737

Structured International Small Cap	2,421	7,209	(6,699)	2,931	2,899

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2009, were as follows:

		Sales and
Fund	Purchases	Maturities

Structured International Equity Flex	$30,313,338	$57,250,158

Structured Emerging Markets Equity	173,141,331	176,930,421

Structured International Equity	1,413,888,515	1,782,368,681

Structured International Small Cap	70,277,765	85,159,830

For the six months ended April 30, 2009, Goldman Sachs earned approximately $46,300 and $100 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Structured International Equity and Structured International Small Cap Funds, respectively. Goldman Sachs did not earn any brokerage commissions with respect to the Structured International Equity Flex and the Structured Emerging Markets Equity Funds.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

7. TAX INFORMATION

As of the Funds’ most recent fiscal period end, October 31, 2008, the Funds’ capital loss carryforwards on a tax basis were as follows:

	Structured	Structured	Structured	Structured
	International	Emerging Markets	International	International
	Equity Flex	Equity	Equity	Small Cap

Capital loss carryforward expiring 2016(1)	$(67,252,387)	$(59,568,423)	$(542,562,114)	$(44,061,383)

Timing differences (swap payments)	20,142	—	—	—

(1) Expiration occurs on October 31 of the year indicated.
At April 30, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Structured		Structured	Structured
	International	Structured Emerging	International	International
	Equity Flex	Markets Equity	Equity	Small Cap

Tax cost	$91,327,552	$179,358,359	$2,303,086,730	$83,421,010

Gross unrealized gain	1,710,434	10,797,369	72,221,508	6,195,661
Gross unrealized loss	(23,444,658)	(10,332,779)	(446,424,474)	(15,577,951)

Net unrealized security gain (loss)	(21,734,224)	464,590	(374,202,966)	(9,382,290)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of Passive Foreign Investment Company investments, partnership investments, securities out on loan and net mark to market gains (losses) on foreign currency contracts recognized for tax purposes as of the most recent fiscal year end.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2009 (Unaudited)

8. OTHER RISKS

Funds’ Shareholder Concentration — Certain Goldman Sachs Fund of Funds Portfolios invest a significant percentage of their assets in the Funds. In the event the Fund of Funds Portfolios experience significant redemptions and/or reallocations, the Funds may be exposed to liquidity risk. In particular, the Funds may encounter difficulty meeting redemptions if unusual market conditions create an unfavorable environment in which the Funds are forced to liquidate their securities. As of April 30, 2009, the following Fund of Fund Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following funds:

	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Balanced Strategy	Equity Growth	Growth Strategy	Growth & Income
Fund	Portfolio	Strategy Portfolio	Portfolio	Strategy Portfolio

Structured Emerging Markets Equity	9%	14%	33%	38%

Structured International Equity	—	9	20	18

Structured International Small Cap	9	10	25	30

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

9. OTHER MATTERS

Indemnifications — Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for the first interim or annual period beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. GSAM does not believe the adoption of FAS 161 will impact the amounts reported in the financial statements; however, additional disclosures will be required.
In April 2009, the FASB issued a new FASB Staff Position FSP FAS 157-4, which amends FAS 157 and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure by reporting entities with respect to categories of assets and liabilities carried at fair value. GSAM believes applying the provisions of FSP FAS 157-4 will not have a material impact on the Funds’ financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2009 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Structured International Equity Flex Fund
	For the Six Months Ended		For the Fiscal Year Ended
	April 30, 2009 (Unaudited)		October 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	788,038	$4,930,733	4,598,203	$50,740,307
Reinvestment of distributions	—	—	398,005	4,883,515
Shares redeemed	(4,154,234)	(25,072,163)	(18,021,256)	(183,404,101)

	(3,366,196)	(20,141,430)	(13,025,048)	(127,780,279)

Class C Shares
Shares sold	66,775	434,482	106,296	1,191,853
Reinvestment of distributions	—	—	5,040	61,437
Shares redeemed	(109,779)	(643,320)	(166,506)	(1,653,070)

	(43,004)	(208,838)	(55,170)	(399,780)

Institutional Shares
Shares sold	182,399	1,122,878	1,459,845	16,156,740
Reinvestment of distributions	—	—	223,037	2,745,590
Shares redeemed	(1,511,305)	(9,728,159)	(8,246,684)	(85,921,451)

	(1,328,906)	(8,605,281)	(6,563,802)	(67,019,121)

Class IR Shares(a)
Shares sold	—	—	811	10,000
Reinvestment of distributions	—	—	18	217
Shares redeemed	—	—	—	—

	—	—	829	10,217

Class R Shares(a)
Shares sold	—	—	811	10,000
Reinvestment of distributions	—	—	18	217
Shares redeemed	—	—	—	—

	—	—	829	10,217

NET (DECREASE)	(4,738,106)	$(28,955,549)	(19,642,362)	$(195,178,746)

(a)	Commenced operations on November 30, 2007.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Emerging Markets Equity Fund
	For the Six Months Ended		For the Period Ended
	April 30, 2009 (Unaudited)		October 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	179,562	$783,228	68,911	$570,923
Reinvestment of distributions	1,120	4,917	124	1,277
Shares redeemed	(26,406)	(102,671)	(5,681)	(53,108)

	154,276	685,474	63,354	519,092

Class C Shares
Shares sold	59,791	269,250	8,776	79,483
Reinvestment of distributions	49	213	55	560
Shares redeemed	(6,882)	(27,048)	—	—

	52,958	242,415	8,831	80,043

Institutional Shares
Shares sold	5,534,899	24,097,901	28,598,826	235,759,938
Reinvestment of distributions	414,324	1,823,028	97,754	1,002,957
Shares redeemed	(7,043,542)	(29,562,498)	(2,531,663)	(13,963,543)

	(1,094,319)	(3,641,569)	26,164,917	222,799,352

NET INCREASE (DECREASE)	(887,085)	$(2,713,680)	26,237,102	$223,398,487

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2009 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Equity Fund
	For the Six Months Ended		For the Fiscal Period Ended		For the Fiscal Year Ended
	April 30, 2009 (Unaudited)		October 31, 2008(a)		August 31, 2008

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,281,083	$59,902,395	3,993,749	$37,743,274	34,569,241	$490,195,738
Reinvestment of distributions	3,634,751	26,897,159	—	—	11,333,262	165,238,965
Shares converted from Class B(b)	26,938	176,330	8,516	91,204	107,980	1,522,891
Shares redeemed	(26,038,792)	(183,562,026)	(14,162,795)	(131,834,616)	(52,526,785)	(722,272,017)

	(14,096,020)	(96,586,142)	(10,160,530)	(94,000,138)	(6,516,302)	(65,314,423)

Class B Shares
Shares sold	41,940	299,372	10,312	90,648	302,473	4,365,666
Reinvestment of distributions	37,390	274,813	—	—	138,928	2,000,562
Shares converted from Class A(b)	(27,180)	(176,330)	(8,670)	(91,204)	(109,677)	(1,522,891)
Shares redeemed	(209,323)	(1,425,662)	(118,545)	(1,105,087)	(405,194)	(5,504,204)

	(157,173)	(1,027,807)	(116,903)	(1,105,643)	(73,470)	(660,867)

Class C Shares
Shares sold	58,212	427,354	8,586	77,143	236,427	3,420,729
Reinvestment of distributions	24,336	178,624	—	—	87,251	1,254,667
Shares redeemed	(183,518)	(1,276,426)	(88,564)	(796,087)	(362,185)	(5,004,137)

	(100,970)	(670,448)	(79,978)	(718,944)	(38,507)	(328,741)

Institutional Shares
Shares sold	9,382,860	69,660,334	4,492,938	44,173,848	52,089,676	761,444,949
Reinvestment of distributions	10,117,737	76,490,096	—	—	25,258,673	377,111,993
Shares redeemed	(46,792,870)	(334,659,934)	(37,318,868)	(385,691,718)	(56,199,255)	(797,322,672)

	(27,292,273)	(188,509,504)	(32,825,930)	(341,517,870)	21,149,094	341,234,270

Service Shares
Shares sold	200,466	1,447,488	61,806	605,733	1,965,600	28,237,576
Reinvestment of distributions	57,636	429,386	—	—	205,691	3,007,198
Shares redeemed	(739,344)	(5,014,345)	(1,398,682)	(15,218,557)	(1,461,443)	(19,426,543)

	(481,242)	(3,137,471)	(1,336,876)	(14,612,824)	709,848	11,818,231

Class IR Shares(c)
Shares sold	—	—	—	—	604	10,001
Reinvestment of distributions	40	298	—	—	80	1,163
Shares redeemed	—	—	—	—	—	—

	40	298	—	—	684	11,164

Class R Shares(c)
Shares sold	2	—	—	—	604	10,001
Reinvestment of distributions	35	258	—	—	79	1,159
Shares redeemed	(2)	—	—	—	—	—

	35	258	—	—	683	11,160

NET INCREASE (DECREASE)	(42,127,603)	$(289,930,816)	(44,520,217)	$(451,955,419)	15,232,030	$286,770,794

(a)	The Fund changed its fiscal year end from August 31 to October 31.

(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(c)	Commenced operations on November 30, 2007.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Small Cap Fund
	For the Six Months Ended		For the Fiscal Year Ended
	April 30, 2009 (Unaudited)		October 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	455,288	$2,118,452	1,771,912	$14,048,145
Reinvestment of distributions	150,452	705,618	11,061	106,186
Shares redeemed	(1,616,573)	(7,441,551)	(2,147,363)	(16,700,074)

	(1,010,833)	(4,617,481)	(364,390)	(2,545,743)

Class C Shares
Shares sold	143	667	3,397	25,000
Reinvestment of distributions	41	192	1	5
Shares redeemed	(4)	(15)	—	—

	180	844	3,398	25,005

Institutional Shares
Shares sold	1,235,843	5,727,873	4,040,036	33,849,780
Reinvestment of distributions	628,294	2,940,419	47,756	458,933
Shares redeemed	(3,483,800)	(16,167,840)	(4,184,136)	(32,322,149)

	(1,619,663)	(7,499,548)	(96,344)	1,986,564

NET DECREASE	(2,630,316)	$(12,116,185)	(457,336)	$(534,174)

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2009 - A	$6.62	$0.05		$(0.41)	$(0.36)	$—	$—	$—
2009 - C	6.54	0.03		(0.41)	(0.38)	—	—	—
2009 - Institutional	6.67	0.06		(0.41)	(0.35)	—	—	—
2009 - IR	6.62	0.06		(0.42)	(0.36)	—	—	—
2009 - R	6.59	0.05		(0.42)	(0.37)	—	—	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2008 - A	13.08	0.19		(6.41)	(6.22)	(0.21)	(0.03)	(0.24)
2008 - C	12.98	0.13		(6.36)	(6.23)	(0.18)	(0.03)	(0.21)
2008 - Institutional	13.15	0.19		(6.40)	(6.21)	(0.24)	(0.03)	(0.27)
2008 - IR (commenced November 30, 2007)	12.32	0.24		(5.67)	(5.43)	(0.24)	(0.03)	(0.27)
2008 - R (commenced November 30, 2007)	12.32	0.20		(5.66)	(5.46)	(0.24)	(0.03)	(0.27)

2007 - A	10.67	0.30		2.14	2.44	—	(0.03)	(0.03)
2007 - C	10.66	0.26		2.09	2.35	—	(0.03)	(0.03)
2007 - Institutional	10.69	0.38		2.11	2.49	—	(0.03)	(0.03)

FOR THE PERIOD ENDED OCTOBER 31,

2006 - A (commenced July 31, 2006)	10.00	—	(d)	0.67	0.67	—	—	—
2006 - C (commenced July 31, 2006)	10.00	(0.02)		0.68	0.68	—	—	—
2006 - Institutional (commenced July 31, 2006)	10.00	0.02		0.67	0.69	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$6.26	(5.58)%	$47,648	1.60	%(c)	1.64	%(c)	2.29	%(c)	0.95	%(c)	42%
6.16	(5.81)	1,870	2.35	(c)	0.96	(c)	3.04	(c)	0.27	(c)	42
6.32	(5.25)	19,261	1.20	(c)	2.11	(c)	1.89	(c)	1.42	(c)	42
6.26	(5.44)	5	1.35	(c)	2.05	(c)	2.12	(c)	1.36	(c)	42
6.22	(5.61)	5	1.85	(c)	1.59	(c)	2.54	(c)	0.90	(c)	42

6.62	(48.25)	72,697	1.60		1.72		1.82		1.50		122
6.54	(48.67)	2,266	2.35		1.25		2.57		1.03		122
6.67	(48.09)	29,194	1.20		1.77		1.42		1.55		122
6.62	(45.09)	5	1.35	(c)	2.54	(c)	1.57	(c)	2.32	(c)	122
6.59	(45.34)	5	1.85	(c)	2.08	(c)	2.07	(c)	1.86	(c)	122

13.08	22.88	313,922	1.60		2.49		1.90		2.19		75
12.98	22.06	5,215	2.35		2.20		2.65		1.90		75
13.15	23.31	143,867	1.20		3.15		1.50		2.85		75

10.67	6.70	31,009	1.60	(c)	0.10	(c)	4.53	(c)	(2.83	)(c)	11
10.66	6.60	113	2.35	(c)	(0.62	)(c)	5.58	(c)	(3.85	)(c)	11
10.69	6.90	23,212	1.20	(c)	0.82	(c)	4.48	(c)	(2.46	)(c)	11

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

		Income (loss) from				Distributions
		Investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2009 - A	$4.45	$0.02		$0.71	$0.73	$(0.04)	$—	$(0.04)
2009 - C	4.41	—	(c)	0.74	0.74	(0.01)	—	(0.01)
2009 - Institutional	4.47	0.03		0.71	0.74	(0.05)	—	(0.05)

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2008 - A	11.04	0.15	(d)	(6.64)	(6.49)	(0.05)	(0.05)	(0.10)
2008 - C	11.03	0.10	(d)	(6.63)	(6.53)	(0.04)	(0.05)	(0.09)
2008 - Institutional	11.04	0.18	(d)	(6.65)	(6.47)	(0.05)	(0.05)	(0.10)

FOR THE PERIOD ENDED OCTOBER 31,

2007 - A (commenced October 5, 2007)	10.00	0.01		1.03	1.04	—	—	—
2007 - C (commenced October 5, 2007)	10.00	—	(c)	1.03	1.03	—	—	—
2007 - Institutional (commenced October 5, 2007)	10.00	—	(c)	1.04	1.04	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.26% of average net assets.
(e)	Annualized.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$5.14	16.50%	$1,192	1.45	%(e)	1.11	%(e)	1.87	%(e)	0.69	%(e)	114%
5.14	16.59	323	2.20	(e)	(0.02	)(e)	2.62	(e)	(0.44	)(e)	114
5.16	16.77	174,728	1.05	(e)	1.51	(e)	1.47	(e)	1.09	(e)	114

4.45	(59.22)	345	1.45		1.92	(d)	1.89		1.48	(d)	190
4.41	(59.48)	43	2.20		1.24	(d)	2.64		0.80	(d)	190
4.47	(59.01)	156,248	1.05		2.28	(d)	1.49		1.84	(d)	190

11.04	10.40	157	1.45	(e)	0.77	(e)	2.79	(e)	(0.57	)(e)	16
11.03	10.30	11	2.20	(e)	(0.60	)(e)	3.54	(e)	(1.94	)(e)	16
11.04	10.40	97,302	1.05	(e)	0.58	(e)	2.39	(e)	(0.76	)(e)	16

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2009 - A	$8.06	$0.08	$(0.40)	$(0.32)	$(0.39)	$—	$(0.39)
2009 - B	7.91	0.05	(0.39)	(0.34)	(0.29)	—	(0.29)
2009 - C	7.90	0.06	(0.40)	(0.34)	(0.29)	—	(0.29)
2009 - Institutional	8.29	0.10	(0.42)	(0.32)	(0.45)	—	(0.45)
2009 - Service	8.08	0.08	(0.40)	(0.32)	(0.36)	—	(0.36)
2009 - IR	8.04	0.10	(0.41)	(0.31)	(0.43)	—	(0.43)
2009 - R	8.01	0.08	(0.40)	(0.32)	(0.38)	—	(0.38)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	11.79	0.03	(3.76)	(3.73)	—	—	—
2008 - B	11.58	0.02	(3.69)	(3.67)	—	—	—
2008 - C	11.56	0.02	(3.68)	(3.66)	—	—	—
2008 - Institutional	12.11	0.04	(3.86)	(3.82)	—	—	—
2008 - Service	11.81	0.03	(3.76)	(3.73)	—	—	—
2008 - IR	11.75	0.03	(3.74)	(3.71)	—	—	—
2008 - R	11.72	0.03	(3.74)	(3.71)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	15.90	0.52	(2.77)	(2.25)	(0.48)	(1.38)	(1.86)
2008 - B	15.67	0.41	(2.73)	(2.32)	(0.39)	(1.38)	(1.77)
2008 - C	15.64	0.41	(2.73)	(2.32)	(0.38)	(1.38)	(1.76)
2008 - Institutional	16.28	0.59	(2.84)	(2.25)	(0.54)	(1.38)	(1.92)
2008 - Service	15.93	0.49	(2.76)	(2.27)	(0.47)	(1.38)	(1.85)
2008 - IR (Commenced November 30, 2007)	16.57	0.30	(3.19)	(2.89)	(0.55)	(1.38)	(1.93)
2008 - R (Commenced November 30, 2007)	16.57	0.25	(3.18)	(2.93)	(0.54)	(1.38)	(1.92)

2007 - A	14.29	0.30	2.33	2.63	(0.17)	(0.85)	(1.02)
2007 - B	14.09	0.15	2.34	2.49	(0.06)	(0.85)	(0.91)
2007 - C	14.09	0.15	2.33	2.48	(0.08)	(0.85)	(0.93)
2007 - Institutional	14.59	0.38	2.38	2.76	(0.22)	(0.85)	(1.07)
2007 - Service	14.31	0.26	2.37	2.63	(0.16)	(0.85)	(1.01)

2006 - A	11.70	0.21	2.57	2.78	(0.11)	(0.08)	(0.19)
2006 - B	11.53	0.08	2.57	2.65	(0.01)	(0.08)	(0.09)
2006 - C	11.54	0.09	2.56	2.65	(0.02)	(0.08)	(0.10)
2006 - Institutional	11.93	0.27	2.61	2.88	(0.14)	(0.08)	(0.22)
2006 - Service	11.73	0.18	2.59	2.77	(0.11)	(0.08)	(0.19)

2005 - A	9.49	0.18	2.10	2.28	(0.07)	—	(0.07)
2005 - B	9.37	0.08	2.08	2.16	—	—	—
2005 - C	9.37	0.08	2.09	2.17	—	—	—
2005 - Institutional	9.68	0.22	2.14	2.36	(0.11)	—	(0.11)
2005 - Service	9.54	0.29	1.98	2.27	(0.08)	—	(0.08)

2004 - A	7.66	0.10	1.80	1.90	(0.07)	—	(0.07)
2004 - B	7.56	0.04	1.80	1.84	(0.03)	—	(0.03)
2004 - C	7.56	0.04	1.79	1.83	(0.02)	—	(0.02)
2004 - Institutional	7.80	0.15	1.84	1.99	(0.11)	—	(0.11)
2004 - Service	7.70	0.15	1.77	1.92	(0.08)	—	(0.08)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$7.35	(3.97)%	$464,767	1.25	%(c)	2.30	%(c)	1.32	%(c)	2.23	%(c)	72%
7.28	(4.30)	6,353	2.00	(c)	1.57	(c)	2.07	(c)	1.50	(c)	72
7.27	(4.28)	4,892	2.00	(c)	1.58	(c)	2.07	(c)	1.51	(c)	72
7.52	(3.75)	1,211,350	0.85	(c)	2.74	(c)	0.92	(c)	2.67	(c)	72
7.40	(3.99)	17,490	1.35	(c)	2.21	(c)	1.42	(c)	2.14	(c)	72
7.30	(3.83)	5	1.00	(c)	2.65	(c)	1.07	(c)	2.58	(c)	72
7.31	(4.08)	5	1.50	(c)	2.21	(c)	1.57	(c)	2.14	(c)	72

8.06	(31.64)	623,459	1.20	(c)	1.76	(c)	1.28	(c)	1.68	(c)	25
7.91	(31.69)	8,149	1.95	(c)	1.00	(c)	2.03	(c)	0.92	(c)	25
7.90	(31.66)	6,116	1.95	(c)	1.00	(c)	2.03	(c)	0.92	(c)	25
8.29	(31.54)	1,560,672	0.80	(c)	2.20	(c)	0.88	(c)	2.12	(c)	25
8.08	(31.58)	22,994	1.30	(c)	1.68	(c)	1.38	(c)	1.60	(c)	25
8.04	(31.57)	5	0.95	(c)	1.98	(c)	1.03	(c)	1.90	(c)	25
8.01	(31.66)	5	1.45	(c)	1.47	(c)	1.53	(c)	1.39	(c)	25

11.79	(16.33)	1,031,252	1.20		3.70		1.25		3.65		161
11.58	(16.99)	13,280	1.95		2.93		2.00		2.88		161
11.56	(16.99)	9,875	1.95		2.97		2.00		2.92		161
12.11	(15.99)	2,676,502	0.80		4.13		0.85		4.08		161
11.81	(16.50)	49,411	1.30		3.54		1.35		3.49		161
11.75	(19.67)	8	0.95	(c)	3.02	(c)	1.00	(c)	2.97	(c)	161
11.72	(19.92)	8	1.45	(c)	2.55	(c)	1.50	(c)	2.50	(c)	161

15.90	19.12	1,495,073	1.22		1.96		1.26		1.92		56
15.67	18.28	19,124	1.97		0.98		2.01		0.94		56
15.64	18.21	13,961	1.97		0.98		2.01		0.94		56
16.28	19.63	3,255,644	0.82		2.38		0.86		2.34		56
15.93	19.11	55,340	1.32		1.67		1.36		1.63		56

14.29	24.02	739,861	1.26		1.63		1.35		1.54		59
14.09	23.18	10,306	2.02		0.64		2.11		0.55		59
14.09	23.10	7,110	2.02		0.67		2.11		0.58		59
14.59	24.52	1,661,909	0.86		2.01		0.95		1.92		59
14.31	23.87	40,369	1.37		1.38		1.46		1.29		59

11.70	24.12	293,591	1.39		1.64		1.40		1.63		73
11.53	23.05	8,075	2.14		0.75		2.15		0.74		73
11.54	23.16	4,824	2.14		0.75		2.15		0.74		73
11.93	24.51	697,144	0.99		1.96		1.00		1.95		73
11.73	23.93	22,429	1.49		2.33		1.50		2.32		73

9.49	24.85	130,291	1.59		1.08		1.68		0.99		99
9.37	24.31	6,408	2.16		0.45		2.25		0.36		99
9.37	24.28	3,747	2.16		0.43		2.25		0.34		99
9.68	25.71	261,118	1.01		1.65		1.10		1.56		99
9.54	25.08	144	1.51		1.55		1.60		1.46		99

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

		Income (loss) from
		investment operations				Distributions
	Net asset	Net				to shareholders
	value,	investment		Net realized	Total from	from net
	beginning	income		and unrealized	investment	investment
Year - Share Class	of period	(loss)(a)		gain (loss)	operations	income

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2009 - A	$4.94	$0.04		$0.08	$0.12	$(0.19)
2009 - C	4.91	0.03		0.08	0.11	(0.19)
2009 - Institutional	4.96	0.06		0.08	0.14	(0.23)

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2008 - A	10.46	0.20	(c)	(5.69)	(5.49)	(0.03)
2008 - C	10.46	0.13	(c)	(5.68)	(5.55)	— (d)
2008 - Institutional	10.47	0.23	(c)	(5.71)	(5.48)	(0.03)

FOR THE PERIOD ENDED OCTOBER 31,

2007 - A (commenced September 28, 2007)	10.00	(0.01)		0.47	0.46	—
2007 - C (commenced September 28, 2007)	10.00	(0.01)		0.47	0.46	—
2007 - Institutional (commenced September 28, 2007)	10.00	—	(d)	0.47	0.47	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.20% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$4.87	2.65%	$13,598	1.30	%(e)	1.88	%(e)	2.07	%(e)	1.11	%(e)	97%
4.83	2.41	22	2.05	(e)	1.44	(e)	2.82	(e)	0.67	(e)	97
4.87	2.94	58,559	0.90	(e)	2.47	(e)	1.67	(e)	1.70	(e)	97

4.94	(52.55)	18,763	1.30		2.39	(c)	1.70		1.99	(c)	117
4.91	(52.94)	21	2.05		1.70	(c)	2.45		1.30	(c)	117
4.96	(52.37)	67,625	0.90		2.83	(c)	1.30		2.43	(c)	117

10.46	4.60	43,572	1.30	(e)	(0.58	)(e)	1.90	(e)	(1.18	)(e)	4
10.46	4.60	10	2.05	(e)	(1.06	)(e)	2.65	(e)	(1.66	)(e)	4
10.47	4.70	143,817	0.90	(e)	0.09	(e)	1.50	(e)	(0.51	)(e)	4

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2009 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR, and Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional, Service, Class IR, and Class R Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C, and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR, and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 through April 30, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Structured International Equity Flex Fund				Structured Emerging Markets Equity Fund				Structured International Equity Fund				Structured International Small Cap Fund
				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	11/1/08	4/30/09		4/30/09*	11/1/08	4/30/09		4/30/09*	11/1/08	4/30/09		4/30/09*	11/1/08	4/30/09		4/30/09*
Class A
Actual	$1,000	$944.20		$7.73	$1,000	$1,165.00		$7.78	$1,000	$960.30		$6.11	$1,000	$1,026.50		$6.58
Hypothetical 5% return	1,000	1,016.84	+	8.02	1,000	1,017.60	+	7.25	1,000	1,018.56	+	6.29	1,000	1,018.30	+	6.56

Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	957.00		9.74	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,014.84	+	10.03	N/A	N/A		N/A

Class C
Actual	1,000	941.90		11.35	1,000	1,165.90		11.76	1,000	957.20		9.74	1,000	1,024.10		10.34
Hypothetical 5% return	1,000	1,013.10	+	11.77	1,000	1,013.93	+	10.94	1,000	1,014.84	+	10.03	1,000	1,014.58	+	10.29

Institutional
Actual	1,000	947.50		5.82	1,000	1,167.70		5.64	1,000	962.50		4.17	1,000	1,029.40		4.53
Hypothetical 5% return	1,000	1,018.82	+	6.03	1,000	1,019.59	+	5.26	1,000	1,020.54	+	4.29	1,000	1,020.33	+	4.51

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	960.10		6.60	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.06	+	6.79	N/A	N/A		N/A

Class IR
Actual	1,000	945.60		6.79	N/A	N/A		N/A	1,000	961.70		5.16	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,017.82	+	7.04	N/A	N/A		N/A	1,000	1,019.54	+	5.31	N/A	N/A		N/A

Class R
Actual	1,000	943.90		8.89	N/A	N/A		N/A	1,000	959.20		7.24	N/A	N/A		N/A
Hypothetical 5% Return	1,000	1,015.65	+	9.22	N/A	N/A		N/A	1,000	1,017.41	+	7.45	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal period. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Structured International Equity Flex	1.60%	N/A	2.35%	1.20%	N/A	1.35%	1.85%
Structured Emerging Markets Equity	1.45	N/A	2.20	1.05	N/A	N/A	N/A
Structured International Equity	1.25	2.00%	2.00	0.85	1.35%	1.00	1.50
Structured International Small Cap	1.30	N/A	2.05	0.90	N/A	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $712.6 billion in assets under management as of March 31, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund
Domestic Equity
■ Balanced Fund
■ Growth and Income Fund
■ Structured Large Cap Value Fund
■ Large Cap Value Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap
Growth Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small/Mid Cap Growth Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Small Cap Value Fund

Fund of Funds[2] ■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity Portfolio
■ Tax-Advantaged Global Equity Portfolio
Retirement Strategies[2] International Equity
■ Structured International Equity Fund
■ Structured International Equity Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2] ■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and
Premium Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

A prospectus for the Fund containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for
Institutional Shareholders). Holdings and allocations shown are unaudited, and may not be representative of current or future investments.

Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this presentation. They are based on proprietary models and there can be no assurance that the forecasts will be achieved.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2009 Goldman, Sachs & Co. All rights reserved. 23652.MF.TMPL STINTSAR / 73.3K / 05-09

ITEM 2.	CODE OF ETHICS.

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	July 1, 2009

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	July 1, 2009